UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04706
                                  ------------

                             TEMPLETON INCOME TRUST
                    -----------------------------------------
               (Exact name of registrant as specified in charter)

       500 EAST BROWARD BLVD., SUITE 2100, FORT LAUDERDALE, FL 33394-3091
      --------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          --------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (954) 527-7500
                                                           --------------

Date of fiscal year end: 8/31
                         ----

Date of reporting period: 8/31/09
                          --------

ITEM 1. REPORTS TO STOCKHOLDERS.


AUGUST 31, 2009

ANNUAL REPORT
AND SHAREHOLDER LETTER

A series of Templeton Income Trust

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                                   (GRAPHIC)

                                                                    FIXED INCOME

                                   TEMPLETON
                            GLOBAL TOTAL RETURN FUND

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      Franklin - TEMPLETON - Mutual Series

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and
                            staying true to the unique investment disciplines
                            that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin,
                            Templeton and Mutual Series funds typically have
                            distinct portfolios. That's why our funds can be
                            used to build truly diversified allocation plans
                            covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional
                            risk-adjusted returns over the long term, as well as
                            the reliable, accurate and personal service that has
                            helped us become one of the most trusted names in
                            financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                   (GRAPHIC)

Not part of the annual report

                                    Contents

SHAREHOLDER LETTER .......................................................    1
ANNUAL REPORT
Templeton Global Total Return Fund .......................................    3
Performance Summary ......................................................   10
Your Fund's Expenses .....................................................   15
Financial Highlights and Statement of Investments ........................   17
Financial Statements .....................................................   35
Notes to Financial Statements ............................................   39
Report of Independent Registered Public Accounting Firm ..................   51
Tax Designation ..........................................................   52
Board Members and Officers ...............................................   54
Shareholder Information ..................................................   59

Shareholder Letter

Dear Shareholder:

The period since the Fund's inception on September 30, 2008, through August 31, 2009, was an extraordinary time for investors and those of us who have worked in financial markets for many years. Global economies experienced a synchronized recession that began in 2008 with the U.S. sub-prime mortgage and credit crises. Despite coordinated efforts by many governments to address spreading liquidity and credit problems, deteriorating economic conditions and mounting uncertainty contributed to record-high market volatility. Later in the period some economic data offered a better outlook, certain countries began to emerge from recession and global markets rallied beginning in March.

Amid recent events, we think it is important to put short-term market developments in perspective. Keep in mind that as daunting as current conditions may be, we have navigated through past periods of high market volatility by remaining committed to our long-term perspective and disciplined investment philosophy. During such times, we search for bargains that we believe may be well positioned to become eventual winners. Although conditions remain challenging, our experience gives us reason to be optimistic about the prospects for further market stabilization and economic recovery.

Templeton Global Total Return Fund's annual report goes into greater detail about prevailing conditions during the period under review. In addition, the portfolio manager discusses investment decisions and Fund performance for the period. You will also find performance data and financial information. Please remember that all securities markets fluctuate, as do mutual fund share prices.

             NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                       Not part of the annual report | 1

If you would like more frequent updates, franklintempleton.com provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely articles, and find helpful financial planning tools. We hope you will take advantage of these online services.

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy developed more than 50 years ago. As always, we encourage you to discuss your goals with your financial advisor who can address concerns about volatility and diversification, periodically review your overall portfolio and help you stay focused on the long term. We firmly believe that most people benefit from professional advice, and that advice is invaluable as investors navigate current market conditions.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ Christopher J. Molumphy

Christopher J. Molumphy, CFA
President and Chief Executive
Officer - Investment Management
Templeton Income Trust

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF AUGUST 31, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                       2 | Not part of the annual report

Annual Report

Templeton Global Total Return Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Global Total Return Fund seeks total investment return consisting of a combination of interest income, capital appreciation and currency gains. Under normal market conditions, the Fund invests primarily in fixed and floating rate debt securities and debt obligations (including convertible bonds) of governments, government-related or corporate issuers worldwide (collectively, "bonds"). Bonds include debt securities of any maturity, such as bonds, notes, bills and debentures.

PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 8/31/09

                                  (PIE CHART)

Bonds........................................   82.1%
Municipal Bonds..............................    1.6%
Short-Term Investments & Other Net Assets ...   16.3%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

We are pleased to bring you Templeton Global Total Return Fund's inaugural annual report, which covers the period since the Fund's inception on September 30, 2008, through August 31, 2009.

PERFORMANCE OVERVIEW

For the 11 months under review, Templeton Global Total Return Fund - Class A had a +22.70% cumulative total return. The Fund outperformed its benchmark, the Barclays Capital (BC) Multiverse Index, which had a

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 21.


                               Annual Report | 3

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 8/31/09

                              (PERFORMANCE GRAPH)

Amercias               48.2%
Asia Pacific           23.7%
Other Europe           15.5%
Supranationals*         2.4%
Middle East & Africa    2.2%
EMU**                   1.5%
Other Net Assets        6.5%

* The Fund's supranational investments were denominated in the Ghanaian cedi and U.S. dollar.

**   The Fund's EMU investments were in France, Germany and the Netherlands.

cumulative total return of +11.25% for the same period.(1) You can find other performance data in the Performance Summary beginning on page 10.

ECONOMIC AND MARKET OVERVIEW

The 11 months under review consisted of two distinct halves. In the first half, the U.S. recession spread throughout the world as the financial crisis intensified, with economic activity and security prices falling sharply. Frozen credit markets and depressed consumer sentiment levels caused a steep drop in economic activity despite policymakers' best efforts. In addition to continued global interest rate easing, the U.S., eurozone and the U.K. implemented quantitative and credit easing policies, and governments worldwide boosted fiscal stimuli to counter the deepening global recession. Partially as a result of this coordinated global response, investor confidence began to improve in March, which gradually benefited economic activity through the increased flow of credit, especially in interbank lending and trade financing. Strong economic activity in China, the unfreezing of credit markets and the G20 meeting in April also gave investors confidence. (2) The turnaround led to a more favorable outlook that benefited the global economy through a shift in the inventory adjustment cycle and better corporate bond and equity market performance. Many investors appeared to believe the worst of the financial crisis was over, and by the end of the period there was substantial evidence that an economic recovery was under way. Greater risk appetite in the second half of the reporting period benefited currency and developing bond markets as investors' outlook on the economy improved. Although financial markets and economic activity improved significantly from their very low levels, relative to the prior year, economic activity remained weak as deleveraging continued, global trade contracted and unemployment rose.

Inflation fell during the period as weak global growth led to lower prices for commodities, and slackening labor and capital markets pushed most other prices down gradually. Monetary easing in the eurozone continued, although at a slower pace than many economists would have preferred, given the recession's depth and lesser fiscal policy action compared with those of the U.S. In the first half of 2009 compared with the first half of 2008 (year-over-year), the eurozone's gross domestic product (GDP) contracted 4.8%, which was greater

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The BC Multiverse Index provides a broad-based measure of the global fixed income bond market. The index represents the union of the Global Aggregate Index and the Global High Yield Index and captures investment-grade and high yield securities in all eligible currencies. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

(2.) The G20 is an informal forum that promotes open and constructive discussion between industrial and emerging market countries on key issues related to global economic stability. It is made up of the finance ministers and central bank governors of 19 countries and the European Union.


                               4 | Annual Report
than the U.S. economy's 3.7% contraction.(3) Outside the eurozone, the economic slowdown was more severe in many emerging European countries. Central and eastern Europe was one of the regions most damaged by the financial crisis as it exposed those countries' external imbalances characterized by large foreign borrowing to finance substantial current account deficits. Several countries including Ukraine, Hungary and Latvia sought help from the International Monetary Fund (IMF). Even Poland, which was in a comparatively strong position relative to its regional peers, took advantage of the IMF's new, prequalified loan facility, though it did not draw on these resources.

In Asia, growth differed significantly between large economies with higher domestic demand and small economies more dependent on exports. The large economies, particularly China, India and Indonesia, were more resistant to the global recession as aggressive fiscal and monetary responses outweighed declining exports. Within these three countries, domestic demand was resilient and accounts for a bigger share of these economies. In contrast, the smaller economies suffered quick, severe downturns as their reliance on demand for exports made them very vulnerable to the global downturn. Exemplifying this dependence, production dropped more than export demand, allowing inventories to fall to levels more in line with reduced global consumption. However, even some of these very badly affected economies showed signs of improvement toward period-end. On the other hand, the Japanese economy was the weakest among the large, developed economies. GDP contracted an average of 6.5% year-over-year during the past three quarters due to subdued consumption, weak external demand and lackluster government spending.(4) Japan's trade balance worsened as the global recession and difficulties in obtaining credit negatively impacted machinery exports, an important sector for the economy.

INVESTMENT STRATEGY

We invest selectively in bonds around the world based upon our assessment of changing market, political and economic conditions. While seeking opportunities, we consider various factors including evaluation of interest and currency exchange rates and credit risks.

MANAGER'S DISCUSSION

The Fund's total return was influenced by various factors, including interest rate developments, currency movements and exposure to sovereign debt markets.

(3.) Source: Eurostat.

(4.) Source: Economic and Social Research Institute.

WHAT IS A CURRENT ACCOUNT?

A current account is that part of the balance of payments where all of one country's international transactions in goods and services are recorded.

WHAT IS BALANCE OF PAYMENTS?

Balance of payments is a record of all of a country's exports and imports of goods and services, borrowing and lending with the rest of the world during a particular time period. It helps a country evaluate its competitive strengths and weaknesses and forecast the strength of its currency.


                               Annual Report | 5

CURRENCY BREAKDOWN
8/31/09

                         % OF TOTAL
                         NET ASSETS
                         ----------
AMERICAS                    76.1%
U.S. Dollar                 64.5%
Brazilian Real               7.6%
Mexican Peso                 0.4%
Chilean Peso                 3.6%
ASIA PACIFIC                22.0%
South Korean Won            11.1%
Malaysian Ringgit            7.5%
Indonesian Rupiah            6.0%
Indian Rupee                 4.6%
Sri Lankan Rupee             3.8%
Chinese Yuan                 2.8%
Australian Dollar            0.3%
Vietnamese Dong              0.1%
Singaporean Dollar*         -3.0%
Japanese Yen*               -4.1%
New Zealand Dollar*         -7.1%
MIDDLE EAST & AFRICA         2.9%
Egyptian Pound               1.0%
Israeli New Shekel           1.9%
EUROPE*                     -1.0%
Polish Zloty                10.0%
Swedish Krona                8.8%
Ghanaian Cedi New            2.0%
Norwegian Krone              0.8%
Russian Ruble                0.6%
British Pound Sterling       0.2%
Deutsche Mark                0.2%
Euro*                      -23.6%

* Holding is a negative percentage because of the Fund's holdings of forward currency exchange contracts.

INTEREST RATE STRATEGY

The Fund added duration exposure early in the period in countries where yields lagged the rally in developed government bond markets. Although deteriorating growth outlooks caused U.S. and eurozone treasuries to rally, delayed central bank rate cuts and investor risk aversion kept yields higher in developing government bond markets. In our view, this created an opportunity for the Fund to benefit if developing countries lowered interest rates similar to developed markets later in the period. Overall, the Fund's interest rate exposure was marginally positive for relative performance as the negative effect from being underweighted in U.K. and eurozone bonds was outweighed by select duration positioning. Among key interest rate positions that benefited performance, South Korea and Indonesia stood out in Asia as our large positions benefited from central bank easing. Another similar example was Chile where policymakers made aggressive interest rate cuts to counteract the severe decline in economic activity, which benefited the Fund's duration exposure. The Fund marginally benefited from its underweighted U.S. Treasury allocation as yields rose toward the end of the period after an initial rally. Toward period-end, the Fund reduced duration exposure in select economies where yields fell to historically low levels.

CURRENCY STRATEGY

The Fund's diversified currency exposure benefited relative performance. Currency markets performed very differently between the first and second halves of the period under review. Deleveraging, hedging currency risk and risk aversion led the U.S. dollar to strengthen against most currencies during the beginning of the period, but in the second half it lost those gains. For the period as a whole, the trade-weighted dollar rose 2.11% despite falling 10.23% from its peak in early March.(5) Weak U.S. domestic demand helped the current account deficit moderate during the period. This was enhanced by better terms of trade due to the significant drop in commodity prices. Despite this improvement, the dollar remained weak as investors focused on challenges the economy would likely face in financing the growing fiscal deficit, the weaker outlook for growth and loose monetary policy. Outside the U.S., the Fund benefited from exposure to the Mexican peso. The contrast between the first and second halves of the period was evident in the behavior of the peso. It fell 28.58% against the dollar to reach its all-time low.(6) However, the Fund's local market bond position was hedged during the period and so the poor performance did not adversely affect the Fund. As this occurred, and the peso was trading at distressed levels, we unhedged the bond position. Although the Mexican economy faced significant challenges,

(5.) Source: Federal Reserve H10 Report.

(6.) Source: IDC/Exshare.


                               6 | Annual Report
we viewed valuations at the height of the crisis as reflecting a more dire outlook than we believed would likely unfold. The Fund benefited from its focus on underlying fundamentals as the Mexican peso appreciated 13.23% during the second half of the period.(6)

Among Asian currencies, the Fund benefited from its overweighted exposures to the Indonesian rupiah and the South Korean won. We added to both positions significantly following a sell-off that occurred early in the period and therefore benefited significantly as these currencies appreciated 18.85% and 22.79% in the second half of the period.(6) Although the Japanese yen was one of the Fund's largest currency exposures, our underweighted exposure to the yen detracted from relative performance, as it was one of the few currencies that appreciated strongly against the dollar for the period as a whole. Once again, differences between the first and second halves of the period were evident as the Fund held a large exposure to the yen that helped absolute performance throughout the first half of the year, benefiting from the rise in risk aversion as carry trades unwound and domestic investors repatriated international investments. However, in the second half of the period we became wary of the yen's more expensive valuation as the economic outlook for Japan remained quite challenging. We reduced our exposure and even put on a net negative position at the very end of the period as a way to hedge against the risk of rising yields in the U.S. since such an increase would likely cause the interest rate differential to shift in the U.S.'s favor, which historically has a high correlation with the dollar strengthening against the yen. The Fund's underweighted New Zealand dollar and Singapore dollar exposures also detracted from relative performance while the Fund's Chinese yuan position helped the Fund. The net negative positions in the New Zealand and Singapore dollars were added because of expensive valuations relative to underlying fundamentals and as a hedge for the broader portfolio against a possible return of risk aversion. We continued to find several of the region's currencies attractive as relative growth and healthier fiscal and external balances should benefit them relative to the currencies of the leveraged developed world.

The euro ended the period close to the level where it began, appreciating 2.16% for the 11 months under review.(6) However, it was still one of the largest contributors to the Fund's relative performance because we positioned the Fund correctly for the weakness in the first half of the period followed by strength in the second. The Fund started the period under review very underweighted in the euro and benefited from the currency's continued fall from its all-time high in April 2008. However, we significantly reduced our net negative position toward the middle of the period when we viewed the euro as being at fair value against the dollar. We continued to prefer exposure to non-euro European currencies given what we believed were better valuations and better growth dynamics. However, the Swedish krona and Norwegian krone fell

WHAT IS DURATION?

Duration is a measure of a bond's price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

WHAT IS A CARRY TRADE?

A carry trade is a strategy in which an investor sells a certain currency with a relatively low interest rate and uses the funds to purchase a different currency yielding a higher interest rate. A trader using this strategy attempts to capture the difference between the rates.


                               Annual Report | 7

1.80% and 1.52% against the U.S. dollar over the period and detracted from relative performance.(6) The Fund's overweighted exposure to the Egyptian pound and underweighted allocation to the British pound benefited relative performance, while the Fund's exposure to the Russian ruble detracted after the currency was allowed to weaken against its dual currency basket (45% euros and 55% U.S. dollars).

GLOBAL CREDIT STRATEGY

In addition to investing in global government bonds, as discussed above, the Fund also invested in the credit sector. As an asset class, these investments may compensate for greater credit risk by offering higher yields relative to U.S. and European benchmark treasury yields. Relative to the benchmark index, the Fund's overall credit positioning during the period benefited relative performance. Specifically, the Fund benefited from its overweighted emerging market sovereign credit position and overweighted corporate credit position, which included investment grade and high yield bonds. The Fund's lack of exposure to securitized credit (such as asset-backed securities) was also beneficial.

We saw little value in sovereign hard currency bonds at the beginning of the period but increased our position following the dramatic sell-off. The Fund used market volatility to build positions in sovereign credits where we believed the market overestimated default risk because of increased uncertainty and forced selling during this global deleveraging period. Such selective buying contributed to Fund performance as high yield sectors generally declined in the first part of the period only to rally during the second half. U.S. dollar-denominated emerging market sovereign interest rate spreads -- as measured by the J.P. Morgan (JPM) Emerging Markets Bond Index Global (EMBIG) -- began the period at 442 basis points (bps; 100 basis points equal one percentage point) and rose to a high of 891 bps in late October before falling to end the period at 389 bps.(7)

The Fund also added positions in corporate credit, following the widening of corporate credit spreads to record levels. Although the economic and corporate earnings outlook remained challenging for the corporate sector and defaults rose, we added select holdings with what we believed were distressed valuations that were out of line with fundamentals. These opportunities were in financial as well as nonfinancial, high yield and investment-grade issuers in the U.S. and abroad that entered the downturn with what we considered relatively solid balance sheets and were able to access capital markets to refinance upcoming debt maturities.

(7.) Source: (C) 2009 Morningstar. The JPM EMBIG tracks total returns for U.S.
     dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds.


                               8 | Annual Report

The financial market turbulence also negatively impacted U.S. municipal bond yields during the period. Municipal bonds historically traded at yields near or at a premium to U.S. government bond yields given the asset class's tax advantage. By period-end, the Barclays Capital (BC) Municipal Bond Index yielded 38 bps over 10-year U.S. Treasury bond yields.(8) We sought to take advantage of the dislocation in municipal bond valuations relative to fundamentals, particularly given prospects for higher taxes.

Thank you for your continued participation in Templeton Global Total Return Fund. We look forward to serving your future investment needs.

(PHOTO OF MICHAEL HASENSTAB)


/s/ Michael Hasenstab
Michael Hasenstab, Ph.D.
Portfolio Manager
Templeton Global Total Return Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

(8.) Source: (C) 2009 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, Standard & Poor's or Fitch.


                               Annual Report | 9

Performance Summary as of 8/31/09

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: TGTRX)                     CHANGE   8/31/09   9/30/08
-----------------------                     ------   -------   -------
Net Asset Value (NAV)                       +$1.33    $11.33    $10.00
DISTRIBUTIONS (10/1/08-8/31/09)
Dividend Income                   $0.8146

CLASS C (SYMBOL: N/A)                       CHANGE   8/31/09   9/30/08
---------------------                       ------   -------   -------
Net Asset Value (NAV)                       +$1.33    $11.33    $10.00
DISTRIBUTIONS (10/1/08-8/31/09)
Dividend Income                   $0.7857

CLASS R (SYMBOL: N/A)                       CHANGE   8/31/09   9/30/08
---------------------                       ------   -------   -------
Net Asset Value (NAV)                       +$1.34    $11.34    $10.00
DISTRIBUTIONS (10/1/08-8/31/09)
Dividend Income                   $0.7981

ADVISOR CLASS (SYMBOL: N/A)                 CHANGE   8/31/09   9/30/08
---------------------------                 ------   -------   -------
Net Asset Value (NAV)                       +$1.35    $11.35    $10.00
DISTRIBUTIONS (10/1/08-8/31/09)
Dividend Income                   $0.8276


                               10 | Annual Report

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AGGREGATE TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                        INCEPTION (9/30/08)
-------                                        -------------------
Cumulative Total Return(2)                            +22.70%
Aggregate Total Return(3)                             +17.53%
Value of $10,000 Investment(4)                       $11,753
Aggregate Total Return (9/30/09)(5)                   +21.51%
   Total Annual Operating Expenses(6)
      Without Waiver                    1.33%
      With Waiver                       1.09%

CLASS C                                        INCEPTION (9/30/08)
-------                                        -------------------
Cumulative Total Return(2)                            +22.36%
Aggregate Total Return(3)                             +21.36%
Value of $10,000 Investment(4)                       $12,136
Aggregate Total Return (9/30/09)(5)                   +25.41%
   Total Annual Operating Expenses(6)
      Without Waiver                    1.73%
      With Waiver                       1.49%

CLASS R                                        INCEPTION (9/30/08)
-------                                        -------------------
Cumulative Total Return(2)                            +22.61%
Aggregate Total Return(3)                             +22.61%
Value of $10,000 Investment(4)                       $12,261
Aggregate Total Return (9/30/09)(5)                   +26.79%
   Total Annual Operating Expenses(6)
      Without Waiver                    1.58%
      With Waiver                       1.34%

ADVISOR CLASS                                  INCEPTION (9/30/08)
-------------                                  -------------------
Cumulative Total Return(2)                           +23.06%
Aggregate Total Return(3)                            +23.06%
Value of $10,000 Investment(4)                      $12,306
Aggregate Total Return (9/30/09)(5)                  +27.19%
   Total Annual Operating Expenses(6)
      Without Waiver                    1.08%
      With Waiver                       0.84%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.

THE INVESTMENT MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO WAIVE OR LIMIT THEIR RESPECTIVE FEES AND TO ASSUME AS THEIR OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND SO THAT COMMON EXPENSES (I.E., A COMBINATION OF INVESTMENT MANAGEMENT FEES, FUND ADMINISTRATION FEES, AND OTHER EXPENSES, BUT EXCLUDING RULE 12B-1 FEES) FOR EACH CLASS OF THE FUND DO NOT EXCEED THE AMOUNT SHOWN WITH WAIVER (OTHER THAN CERTAIN NONROUTINE EXPENSES OR COSTS, INCLUDING THOSE RELATING TO LITIGATION, INDEMNIFICATION, REORGANIZATIONS AND LIQUIDATIONS) UNTIL 12/31/09.


                               Annual Report | 11

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AGGREGATE TOTAL RETURN

CLASS A                     8/31/09
-------                     -------
Since Inception (9/30/08)   +17.53%

                           CLASS A (9/30/08-8/31/09)

                               (PERFORMANCE GRAPH)

               TEMPLETON GLOBAL
                  TOTAL RETURN       BARCLAYS CAPITAL
     DATE       FUND - CLASS A     MULTIVERSE BOND INDEX
-------------  ----------------    ---------------------
   9/30/2008        $ 9,579              $10,000
  10/31/2008        $ 9,243              $ 9,589
  11/30/2008        $ 9,323              $ 9,844
  12/31/2008        $10,117              $10,459
   1/31/2009        $10,194              $10,135
   2/28/2009        $ 9,411              $ 9,907
   3/31/2009        $ 9,899              $10,138
   4/30/2009        $10,608              $10,252
   5/31/2009        $10,998              $10,630
   6/30/2009        $11,090              $10,682
   7/31/2009        $11,638              $10,930
   8/31/2009        $11,753              $11,125
Total Returns         17.53%               11.25%

AGGREGATE TOTAL RETURN

CLASS C                     8/31/09
-------                     -------
Since Inception (9/30/08)  +21.36%

                           CLASS C (9/30/08-8/31/09)

                               (PERFORMANCE GRAPH)

                TEMPLETON GLOBAL
                  TOTAL RETURN       BARCLAYS CAPITAL
     DATE        FUND - CLASS C    MULTIVERSE BOND INDEX
-------------   ----------------   ---------------------
   9/30/2008        $10,000              $10,000
  10/31/2008        $ 9,650              $ 9,589
  11/30/2008        $ 9,723              $ 9,844
  12/31/2008        $10,562              $10,459
   1/31/2009        $10,639              $10,135
   2/28/2009        $ 9,820              $ 9,907
   3/31/2009        $10,325              $10,138
   4/30/2009        $11,062              $10,252
   5/31/2009        $11,465              $10,630
   6/30/2009        $11,546              $10,682
   7/31/2009        $12,113              $10,930
   8/31/2009        $12,136              $11,125
Total Returns         21.36%                11.25%


                               12 | Annual Report

AGGREGATE TOTAL RETURN

CLASS R                     8/31/09
-------                     -------
Since Inception (9/30/08)   +22.61%

                            CLASS R (9/30/08-8/31/09)

                               (PERFORMANCE GRAPH)

                TEMPLETON GLOBAL
                  TOTAL RETURN        BARCLAYS CAPITAL
     DATE        FUND - CLASS R    MULTIVERSE BOND INDEX
-------------   ----------------   ---------------------
   9/30/2008        $10,000              $10,000
  10/31/2008        $ 9,650              $ 9,589
  11/30/2008        $ 9,733              $ 9,844
  12/31/2008        $10,572              $10,459
   1/31/2009        $10,644              $10,135
   2/28/2009        $ 9,836              $ 9,907
   3/31/2009        $10,342              $10,138
   4/30/2009        $11,080              $10,252
   5/31/2009        $11,483              $10,630
   6/30/2009        $11,569              $10,682
   7/31/2009        $12,146              $10,930
   8/31/2009        $12,261              $11,125
Total Returns        22.61%               11.25%

AGGREGATE TOTAL RETURN

ADVISOR CLASS               8/31/09
-------------               -------
Since Inception (9/30/08)   +23.06%

                         ADVISOR CLASS (9/30/08-8/31/09)

                               (PERFORMANCE GRAPH)

                  TEMPLETON GLOBAL
                     TOTAL RETURN         BARCLAYS CAPITAL
    DATE        FUND - ADVISOR CLASS   MULTIVERSE BOND INDEX
-------------   --------------------   ---------------------
   9/30/2008          $10,000                 $10,000
  10/31/2008          $ 9,650                 $ 9,589
  11/30/2008          $ 9,733                 $ 9,844
  12/31/2008          $10,572                 $10,459
   1/31/2009          $10,655                 $10,135
   2/28/2009          $ 9,840                 $ 9,907
   3/31/2009          $10,350                 $10,138
   4/30/2009          $11,104                 $10,252
   5/31/2009          $11,503                 $10,630
   6/30/2009          $11,601                 $10,682
   7/31/2009          $12,175                 $10,930
   8/31/2009          $12,306                 $11,125
Total Returns           23.06%                  11.25%


                               Annual Report | 13

ENDNOTES

BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE RISKS ASSOCIATED WITH HIGHER YIELDING, LOWER RATED SECURITIES INCLUDE HIGHER RISK OF DEFAULT AND LOSS OF PRINCIPAL. SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS.

INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. INVESTING IN DERIVATIVE SECURITIES, SUCH AS FINANCIAL FUTURES AND OPTION CONTRACTS, AND THE FUND'S USE OF FOREIGN CURRENCY TECHNIQUES INVOLVE SPECIAL RISKS AS SUCH MAY NOT ACHIEVE THE ANTICIPATED BENEFITS AND/OR MAY RESULT IN LOSSES TO THE FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) If the manager and administrator had not waived fees, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods shown.

(3.) Aggregate total return represents the change in value of an investment over the periods shown. Because the Fund has existed for less than one year, average annual total returns are not available.

(4.) This figure represents the value of a hypothetical $10,000 investment in the Fund over the periods shown.

(5.) In accordance with SEC rules, we provide standardized total return information through the latest calendar quarter.

(6.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(7.) Source: (C) 2009 Morningstar. The BC Multiverse Index provides a broad-based measure of the global fixed income bond market. The index represents the union of the Global Aggregate Index and the Global High Yield Index and captures investment-grade and high yield securities in all eligible currencies.


                               14 | Annual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 15

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                          BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                             VALUE 3/1/09      VALUE 8/31/09   PERIOD* 3/1/09-8/31/09
                                          -----------------   --------------   ----------------------
CLASS A
Actual                                          $1,000           $1,248.80             $5.67
Hypothetical (5% return before expenses)        $1,000           $1,020.62             $5.09
CLASS C
Actual                                          $1,000           $1,246.10             $8.44
Hypothetical (5% return before expenses)        $1,000           $1,017.69             $7.58
CLASS R
Actual                                          $1,000           $1,246.60             $7.53
Hypothetical (5% return before expenses)        $1,000           $1,018.50             $6.77
ADVISOR CLASS
Actual                                          $1,000           $1,250.70             $4.71
Hypothetical (5% return before expenses)        $1,000           $1,021.02             $4.23

* Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.00%; C: 1.49%; R:
     1.33%; and Advisor: 0.83%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                               16 | Annual Report

Templeton Income Trust

FINANCIAL HIGHLIGHTS

TEMPLETON GLOBAL TOTAL RETURN FUND

                                                                PERIOD ENDED
                                                                 AUGUST 31,
CLASS A                                                            2009(a)
-------                                                         ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ........................     $ 10.00
                                                                  -------
Income from investment operations(b):
   Net investment income(c) .................................        0.67
   Net realized and unrealized gains (losses) ...............        1.47
                                                                  -------
Total from investment operations ............................        2.14
                                                                  -------
Less distributions from net investment income and net foreign
   currency gains ...........................................       (0.81)
                                                                  -------
Net asset value, end of period ..............................     $ 11.33
                                                                  -------
Total return(d) .............................................       22.70%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses before waiver and payments by affiliates. ..........        1.81%
Expenses net of waiver and payments by affiliates ...........        1.04%
Net investment income .......................................        7.02%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...........................     $50,771
Portfolio turnover rate .....................................       22.32%

(a) For the period September 30, 2008 (commencement of operations) to August 31, 2009.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.


                               Annual Report | 17

Templeton Income Trust

TEMPLETON GLOBAL TOTAL RETURN FUND

                                                                PERIOD ENDED
                                                                 AUGUST 31,
CLASS C                                                            2009(a)
-------                                                         ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ........................     $ 10.00
                                                                  -------
Income from investment operations(b):
   Net investment income(c) .................................        0.66
   Net realized and unrealized gains (losses) ...............        1.46
                                                                  -------
Total from investment operations ............................        2.12
                                                                  -------
Less distributions from net investment income and net foreign
   currency gains ...........................................       (0.79)
                                                                  -------
Net asset value, end of period ..............................     $ 11.33
                                                                  -------
Total return(d) .............................................       22.36%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses before waiver and payments by affiliates. ..........       2.28%
Expenses net of waiver and payments by affiliates ...........       1.49%
Net investment income .......................................       6.55%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...........................     $12,916
Portfolio turnover rate .....................................       22.32%

(a) For the period September 30, 2008 (commencement of operations) to August 31, 2009.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                               18 | Annual Report

Templeton Income Trust

TEMPLETON GLOBAL TOTAL RETURN FUND

                                                                PERIOD ENDED
                                                                  AUGUST 31,
CLASS R                                                            2009(a)
-------                                                         ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ........................      $10.00
                                                                   ------
Income from investment operations(b):
   Net investment income(c) .................................        0.66
   Net realized and unrealized gains (losses) ...............        1.48
                                                                   ------
Total from investment operations ............................        2.14
                                                                   ------
Less distributions from net investment income and net foreign
   currency gains ...........................................       (0.80)
                                                                   ------
Net asset value, end of period ..............................      $11.34
                                                                   ------
Total return(d) .............................................       22.61%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses before waiver and payments by affiliates. ..........        2.08%
Expenses net of waiver and payments by affiliates ...........        1.31%
Net investment income .......................................        6.75%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...........................      $  149
Portfolio turnover rate .....................................       22.32%

(a) For the period September 30, 2008 (commencement of operations) to August 31, 2009.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 19

Templeton Income Trust

TEMPLETON GLOBAL TOTAL RETURN FUND

                                                                PERIOD ENDED
                                                                  AUGUST 31,
ADVISOR CLASS                                                      2009(a)
-------------                                                   -----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ........................     $ 10.00
                                                                  -------
Income from investment operations(b):
   Net investment income(c) .................................        0.74
   Net realized and unrealized gains (losses) ...............        1.44
                                                                  -------
Total from investment operations ............................        2.18
                                                                  -------
Less distributions from net investment income and net foreign
   currency gains ...........................................       (0.83)
                                                                  -------
Net asset value, end of period ..............................     $ 11.35
                                                                  -------
Total return(d) .............................................       23.06%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses before waiver and payments by affiliates. ..........        1.61%
Expenses net of waiver and payments by affiliates ...........        0.84%
Net investment income .......................................        7.22%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...........................     $21,105
Portfolio turnover rate .....................................       22.32%

(a) For the period September 30, 2008 (commencement of operations) to August 31, 2009.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Total return is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                               20 | Annual Report

Templeton Income Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2009

       TEMPLETON GLOBAL TOTAL RETURN FUND                                                      PRINCIPAL AMOUNT(a)       VALUE
       ----------------------------------                                                    ---------------------- ---------------
       BONDS 82.1%
       ARGENTINA 3.4%
(b)    Government of Argentina, senior bond, FRN,
(c)       0.943%, 8/03/12 ................................................................         4,637,000        $     1,214,894
          2.280%, 12/15/35 ...............................................................        32,230,000              1,693,686
                                                                                                                    ---------------
                                                                                                                          2,908,580
                                                                                                                    ---------------
       AUSTRALIA 1.4%
       New South Wales Treasury Corp., 19RG, 6.00%, 4/01/19 ..............................           542,000    AUD         454,986
       Queensland Treasury Corp., 11, 6.00%, 6/14/11 .....................................           340,000    AUD         293,330
       Westpac Banking Corp., senior note, 4.20%, 2/27/15 ................................           400,000                403,019
                                                                                                                    ---------------
                                                                                                                          1,151,335
                                                                                                                    ---------------
       BERMUDA 0.1%
       Intelsat Subsidiary Holding Co. Ltd., senior note, 8.50%, 1/15/13 .................           100,000                101,250
                                                                                                                    ---------------
       BOSNIA & HERZEGOVINA 0.2%
(b)    Government of Bosnia and Herzegovina, senior bond, B, FRN, 0.00%, 12/11/17 ........           350,000    EUR         159,081
                                                                                                                    ---------------
       BRAZIL 7.2%
(d)    Centrais Eletricas Brasileiras SA, senior note, 144A, 6.875%, 7/30/19 .............           280,000                297,258
       Nota Do Tesouro Nacional,
          9.609%, 1/01/12 ................................................................             2,520 (e)BRL       1,307,647
          9.609%, 1/01/17 ................................................................               800 (e)BRL         370,316
(f)       Index Linked, 6.00%, 5/15/11 ...................................................               180 (e)BRL         177,582
(f)       Index Linked, 6.00%, 5/15/15 ...................................................             3,685 (e)BRL       3,549,062
(f)       Index Linked, 6.00%, 5/15/45 ...................................................               400 (e)BRL         376,572
                                                                                                                    ---------------
                                                                                                                          6,078,437
                                                                                                                    ---------------
       CANADA 1.6%
       Novelis Inc., senior note,
          7.25%, 2/15/15 .................................................................           100,000                 81,500
(d)       144A, 11.50%, 2/15/15 ..........................................................           100,000                 97,250
       Province of Ontario, 6.25%, 6/16/15 ...............................................         1,510,000    NZD       1,039,032
       Quebecor Media Inc., senior note, 7.75%, 3/15/16 ..................................           100,000                 94,750
       Teck Resources Ltd., senior secured note, 10.75%, 5/15/19 .........................            50,000                 57,188
                                                                                                                    ---------------
                                                                                                                          1,369,720
                                                                                                                    ---------------
       FIJI 0.3%
       Republic of Fiji, 6.875%, 9/13/11 .................................................           250,000                232,296
                                                                                                                    ---------------
       FRANCE 0.3%
(d, g) BNP Paribas, 144A, 7.195%, Perpetual ..............................................           200,000                173,000
       Compagnie Generale de Geophysique-Veritas, senior note,
          7.75%, 5/15/17 .................................................................            50,000                 47,500
(d)       144A, 9.50%, 5/15/16 ...........................................................            50,000                 52,568
                                                                                                                    ---------------
                                                                                                                            273,068
                                                                                                                    ---------------
       GERMANY 1.0%
       KfW Bankengruppe, senior note, 18.50%, 2/11/10 ....................................         4,500,000    EGP         846,960
                                                                                                                    ---------------


                               Annual Report | 21

Templeton Income Trust

       TEMPLETON GLOBAL TOTAL RETURN FUND                                                      PRINCIPAL AMOUNT(a)        VALUE
       ----------------------------------                                                    ---------------------- ---------------
       BONDS (CONTINUED)
       HUNGARY 0.5%
       Government of Hungary,
          3.50%, 7/18/16 .................................................................            10,000    EUR $        12,528
          4.375%, 7/04/17 ................................................................           105,000    EUR         135,572
          5.75%, 6/11/18 .................................................................           195,000    EUR         277,145
          senior note, 3.875%, 2/24/20 ...................................................            20,000    EUR          23,313
                                                                                                                    ---------------
                                                                                                                            448,558
                                                                                                                    ---------------
       INDONESIA 6.2%
       Government of Indonesia,
          FR31, 11.00%, 11/15/20 .........................................................         9,000,000    IDR             906
          FR34, 12.80%, 6/15/21 ..........................................................    14,288,000,000    IDR       1,587,555
          FR35, 12.90%, 6/15/22 ..........................................................       440,000,000    IDR          49,216
          FR40, 11.00%, 9/15/25 ..........................................................    11,200,000,000    IDR       1,111,111
          FR43, 10.25%, 7/15/22 ..........................................................       110,000,000    IDR          10,389
          FR47, 10.00%, 2/15/28 ..........................................................    23,940,000,000    IDR       2,137,500
(d)       senior bond, 144A, 8.50%, 10/12/35 .............................................           200,000                228,000
(d)       senior bond, 144A, 7.75%, 1/17/38 ..............................................           100,000                103,375
                                                                                                                    ---------------
                                                                                                                          5,228,052
                                                                                                                    ---------------
       IRAQ 0.2%
(d)    Government of Iraq, 144A, 5.80%, 1/15/28 ..........................................           250,000                172,825
                                                                                                                    ---------------
       ISRAEL 0.9%
(h)    Government of Israel, 2680, 7.00%, 4/29/11 ........................................         2,645,000    ILS         745,654
                                                                                                                    ---------------
       ITALY 0.7%
       Telecom Italia Capital SA, senior note, 4.95%, 9/30/14 ............................           500,000                519,290
(d)    Wind Acquisition Finance SA, senior note, 144A, 10.75%, 12/01/15 ..................            50,000                 54,000
                                                                                                                    ---------------
                                                                                                                            573,290
                                                                                                                    ---------------
       JAMAICA 0.2%
(d)    Digicel Group Ltd., senior note, 144A, 8.875%, 1/15/15 ............................           200,000                179,500
                                                                                                                    ---------------
       KAZAKHSTAN 1.9%
       HSBK (Europe) BV,
(d)       144A, 7.25%, 5/03/17 ...........................................................           200,000                152,000
(i)       Reg S, 7.25%, 5/03/17 ..........................................................           100,000                 75,090
(d)    KazMunaiGaz Finance Sub BV, senior note, 144A, 11.75%, 1/23/15 ....................         1,300,000              1,412,918
                                                                                                                    ---------------
                                                                                                                          1,640,008
                                                                                                                    ---------------
       LUXEMBOURG 0.5%
       ArcelorMittal, senior note, 9.85%, 6/01/19 ........................................           300,000                343,180
(d)    Wind Acquisition Finance SA, senior note, 144A, 11.75%, 7/15/17 ...................           100,000                109,000
                                                                                                                    ---------------
                                                                                                                            452,180
                                                                                                                    ---------------


                               22 | Annual Report

Templeton Income Trust

       TEMPLETON GLOBAL TOTAL RETURN FUND                                                      PRINCIPAL AMOUNT(a)        VALUE
       ----------------------------------                                                    ---------------------- ---------------
       BONDS (CONTINUED)
       MEXICO 3.2%
(d)    Alestra SA, senior note, 144A, 11.75%, 8/11/14 ....................................           200,000        $       215,625
       Government of Mexico,
          10.00%, 11/20/36 ...............................................................           118,000 (j)MXN         979,511
          M 10, 7.75%, 12/14/17 ..........................................................           185,000 (j)MXN       1,358,270
          senior bond, 5.95%, 3/19/19 ....................................................           150,000                152,475
                                                                                                                    ---------------
                                                                                                                          2,705,881
                                                                                                                    ---------------
       NETHERLANDS 0.2%
       Government of the Netherlands, 7.50%, 1/15/23 .....................................            75,000    EUR         148,597
(d)    UPC Holding BV, senior note, 144A, 9.875%, 4/15/18 ................................            50,000                 50,565
                                                                                                                    ---------------
                                                                                                                            199,162
                                                                                                                    ---------------
       NORWAY 0.8%
       Government of Norway, 6.00%, 5/16/11 ..............................................         4,085,000    NOK         720,779
                                                                                                                    ---------------
       PERU 0.7%
       Government of Peru, 7.35%, 7/21/25 ................................................           550,000                609,812
                                                                                                                    ---------------
       POLAND 2.4%
       Government of Poland,
          4.75%, 4/25/12 .................................................................         4,870,000    PLN       1,682,493
          senior note, 6.375%, 7/15/19 ...................................................           300,000                321,858
                                                                                                                    ---------------
                                                                                                                          2,004,351
                                                                                                                    ---------------
       QATAR 0.2%
(d)    Government of Qatar, senior note, 144A, 6.55%, 4/09/19 ............................           170,000                182,759
                                                                                                                    ---------------
       RUSSIA 4.4%
       Gaz Capital SA, senior note,
(d)       144A, 6.51%, 3/07/22 ...........................................................           360,000                296,550
(i)       Reg S, 6.51%, 3/07/22 ..........................................................           170,000                140,437
(d)    Government of Russia, 144A, 7.50%, 3/31/30 ........................................         1,883,520              1,934,093
(d)    LUKOIL International Finance BV, 144A, 6.656%, 6/07/22 ............................           430,000                390,225
(i)    TNK-BP Finance SA, senior note, Reg S, 7.875%, 3/13/18 ............................           420,000                397,950
(d)    VTB Capital SA, senior note, 144A, 6.25%, 6/30/35 .................................           610,000                545,950
                                                                                                                    ---------------
                                                                                                                          3,705,205
                                                                                                                    ---------------
       SOUTH AFRICA 0.6%
       Government of South Africa,
          4.50%, 4/05/16 .................................................................           100,000    EUR         139,359
          6.875%, 5/27/19 ................................................................           120,000                129,444
          senior note, 6.50%, 6/02/14 ....................................................            30,000                 32,666
          senior note, 5.875%, 5/30/22 ...................................................           200,000                200,250
                                                                                                                    ---------------
                                                                                                                            501,719
                                                                                                                    ---------------


                               Annual Report | 23

Templeton Income Trust

       TEMPLETON GLOBAL TOTAL RETURN FUND                                                      PRINCIPAL AMOUNT(a)        VALUE
       ----------------------------------                                                    ---------------------- ---------------
       BONDS (CONTINUED)
       SOUTH KOREA 10.0%
       Korea Treasury Bond,
          0400-1206, 4.00%, 6/10/12 ......................................................     6,670,000,000    KRW $     5,291,344
          0550-1106, 5.50%, 6/10/11 ......................................................     1,600,000,000    KRW       1,308,596
          0550-2803, 5.50%, 3/10/28 ......................................................       600,000,000    KRW         476,512
          0575-1309, 5.75%, 9/10/13 ......................................................       590,000,000    KRW         487,391
          0575-1809, 5.75%, 9/10/18 ......................................................       990,000,000    KRW         810,514
          senior note, 7.125%, 4/16/19 ...................................................           140,000                158,789
                                                                                                                    ---------------
                                                                                                                          8,533,146
                                                                                                                    ---------------
       SRI LANKA 3.8%
       Government of Sri Lanka, A,
          8.50%, 1/15/13 .................................................................        69,500,000    LKR         537,428
          13.50%, 2/01/13 ................................................................        64,600,000    LKR         575,194
          11.25%, 7/15/14 ................................................................       154,200,000    LKR       1,269,269
          11.00%, 8/01/15 ................................................................       105,700,000    LKR         851,922
                                                                                                                    ---------------
                                                                                                                          3,233,813
                                                                                                                    ---------------
(k)    SUPRANATIONAL 2.4%
       African Development Bank,
          21.50%, 8/24/11 ................................................................         2,100,000    GHS       1,451,249
          senior note, 340, 25.50%, 6/24/11 ..............................................           340,000    GHS         244,269
       Corporacion Andina De Fomento, 8.125%, 6/04/19 ....................................           280,000                324,926
                                                                                                                    ---------------
                                                                                                                          2,020,444
                                                                                                                    ---------------
       SWEDEN 4.6%
       Government of Sweden, 5.25%, 3/15/11 ..............................................        25,900,000    SEK       3,875,611
                                                                                                                    ---------------
       SWITZERLAND 0.1%
(d)    Petroplus Finance Ltd., senior note, 144A, 6.75%, 5/01/14 .........................            50,000                 45,750
                                                                                                                    ---------------
       TRINIDAD AND TOBAGO 0.8%
       Petro Co. of Trinidad and Tobago Ltd., senior note,
(d)       144A, 9.75%, 8/14/19 ...........................................................           450,000                491,062
(i)       Reg S, 9.75%, 8/14/19 ..........................................................           150,000                163,688
                                                                                                                    ---------------
                                                                                                                            654,750
                                                                                                                    ---------------
       UNITED ARAB EMIRATES 0.3%
(d)    DP World Ltd., 144A, 6.85%, 7/02/37 ...............................................           130,000                101,459
(d)    Emirate of Abu Dhabi, 144A, 6.75%, 4/08/19 ........................................           170,000                187,901
                                                                                                                    ---------------
                                                                                                                            289,360
                                                                                                                    ---------------
       UNITED KINGDOM 1.4%
(d)    British Sky Broadcasting Group PLC, senior note, 144A, 6.10%, 2/15/18 .............           300,000                317,675
       HSBC Holdings PLC, sub. note, 6.50%, 9/15/37 ......................................           300,000                311,812
(d)    Ineos Group Holdings PLC, senior secured note, 144A, 8.50%, 2/15/16 ...............            75,000                 34,875
(d)    Royal Bank of Scotland PLC, senior note, 144A, 4.875%, 8/25/14 ....................           500,000                501,308
                                                                                                                    ---------------
                                                                                                                          1,165,670
                                                                                                                    ---------------


                               24 | Annual Report

Templeton Income Trust

       TEMPLETON GLOBAL TOTAL RETURN FUND                                                      PRINCIPAL AMOUNT(a)        VALUE
       ----------------------------------                                                    ---------------------- ---------------
       BONDS (CONTINUED)
       UNITED STATES 17.3%
(d)    Alliance One International Inc., senior note, 144A, 10.00%, 7/15/16 ...............           100,000        $        99,250
(d)    Allison Transmission Inc., senior note, 144A, 11.00%, 11/01/15 ....................           100,000                 90,500
       Ameren Corp., senior note, 8.875%, 5/15/14 ........................................           300,000                326,957
       American Express Credit Corp., senior note,
          5.125%, 8/25/14 ................................................................           200,000                202,647
          C, 7.30%, 8/20/13 ..............................................................           100,000                109,704
       ARAMARK Corp., senior note, 8.50%, 2/01/15 ........................................           100,000                 97,500
       Ball Corp., senior note, 7.375%, 9/01/19 ..........................................           100,000                100,250
       Bank of America Corp.,
(g)       pfd., sub. bond, M, 8.125%, Perpetual ..........................................           250,000                219,235
          senior note, 5.65%, 5/01/18 ....................................................           300,000                290,571
       Berry Petroleum Co., senior note, 10.25%, 6/01/14 .................................           200,000                209,750
       Capital One Bank, sub. note, 8.80%, 7/15/19 .......................................           300,000                321,952
(d)    Cargill Inc., 144A, 5.20%, 1/22/13 ................................................           100,000                104,804
       Case New Holland Inc., senior note, 7.125%, 3/01/14 ...............................           100,000                 96,000
(l)    CCH II LLC, senior note, 10.25%, 9/15/10 ..........................................            50,000                 55,813
       Chesapeake Energy Corp., senior note, 6.25%, 1/15/18 ..............................           200,000                175,000
       Citigroup Inc.,
          senior note, 6.375%, 8/12/14 ...................................................           300,000                303,691
          senior note, 6.125%, 11/21/17 ..................................................           100,000                 94,484
          senior note, 8.125%, 7/15/39 ...................................................           100,000                104,367
          sub. note, 5.00%, 9/15/14 ......................................................           200,000                183,441
       CMS Energy Corp., senior note, 8.75%, 6/15/19 .....................................            50,000                 53,298
       Coventry Health Care Inc., senior note, 5.95%, 3/15/17 ............................           200,000                178,566
       Crown Cork & Seal Co. Inc., 8.00%, 4/15/23 ........................................            50,000                 46,750
(l)    Dex Media West Finance, senior sub. note, 9.875%, 8/15/13 .........................           100,000                 21,250
       Duke Energy Corp., senior note, 5.05%, 9/15/19 ....................................           400,000                404,767
       Duke Realty LP, senior note, 7.375%, 2/15/15 ......................................           400,000                410,559
       Dynegy Holdings Inc., senior note, 8.375%, 5/01/16 ................................           150,000                122,250
       EchoStar DBS Corp., senior note,
          7.75%, 5/31/15 .................................................................           100,000                 98,500
          7.125%, 2/01/16 ................................................................            50,000                 48,250
       El Paso Corp., senior note, 7.00%, 6/15/17                                                    100,000                 94,480
(b)    Enterprise Products Operating LLP, junior sub. note, FRN, 7.034%, 1/15/68 .........            50,000                 41,061
       Ford Motor Credit Co. LLC,
          7.50%, 8/01/12 .................................................................           100,000                 92,123
          senior note, 9.875%, 8/10/11 ...................................................           150,000                149,250
       General Electric Capital Corp., senior note, A, 7.625%, 12/10/14 ..................           950,000    NZD         676,286
(d)    GMAC LLC, senior note, 144A, 6.875%, 9/15/11 ......................................           231,000                215,407
       The Goldman Sachs Group Inc., sub. note, 6.75%, 10/01/37 ..........................           300,000                301,297
(d)    Harrah's Operating Escrow, senior secured note, 144A, 11.25%, 6/01/17 .............           100,000                102,250
       HCA Inc., senior secured note,
          9.125%, 11/15/14 ...............................................................           150,000                151,875
(d)       144A, 7.875%, 2/15/20 ..........................................................           100,000                 97,750
(d)    Host Hotels & Resorts LP, senior note, 144A, 9.00%, 5/15/17 .......................            50,000                 51,250
       Huntsman International LLC, senior sub. note, 7.875%, 11/15/14 ....................           100,000                 89,500
       Jarden Corp., senior sub. note, 7.50%, 5/01/17 ....................................           100,000                 96,750
(d)    JBS USA LLC, senior note, 144A, 11.625%, 5/01/14 ..................................           100,000                105,500


                               Annual Report | 25

Templeton Income Trust

       TEMPLETON GLOBAL TOTAL RETURN FUND                                                      PRINCIPAL AMOUNT(a)        VALUE
       ----------------------------------                                                    ---------------------- ---------------
       BONDS (CONTINUED)
       UNITED STATES (CONTINUED)
       Johnsondiversey Inc., senior sub. note, 9.625%, 5/15/12 ...........................            50,000    EUR $        69,181
       Jostens IH Corp., senior sub. note, 7.625%, 10/01/12 ..............................           100,000                101,000
       JPMorgan Chase & Co.,
          6.00%, 1/15/18 .................................................................           150,000                161,470
(g)       junior sub. note, 1, 7.90%, Perpetual ..........................................           400,000                382,361
       Lamar Media Corp., senior sub. note, 7.25%, 1/01/13 ...............................            50,000                 48,375
       LIN Television Corp., senior sub. note, 6.50%, 5/15/13 ............................           100,000                 81,500
       Mariner Energy Inc., senior note, 7.50%, 4/15/13 ..................................           100,000                 95,000
(d)    MarkWest Energy Partners LP, senior note, 144A, 6.875%, 11/01/14 ..................           100,000                 91,500
       Merrill Lynch & Co. Inc., 6.875%, 4/25/18 .........................................           200,000                204,547
(b, d) MetLife Capital Trust X, secured bond, 144A, FRN, 9.25%, 4/08/68 ..................           200,000                194,978
       MetLife Inc., senior note, A, 6.817%, 8/15/18 .....................................           200,000                221,332
       MetroPCS Wireless Inc., senior note, 9.25%, 11/01/14 ..............................           150,000                147,937
       MGM MIRAGE, senior note,
          6.625%, 7/15/15 ................................................................           100,000                 72,250
          6.875%, 4/01/16 ................................................................           100,000                 72,000
       Michaels Stores Inc., senior note, 10.00%, 11/01/14 ...............................           100,000                 96,000
       Morgan Stanley, senior note, 6.625%, 4/01/18 ......................................           300,000                321,089
(d)    Nalco Co., senior note, 144A, 8.25%, 5/15/17 ......................................            50,000                 52,500
(d)    New York City IDA, 144A, 11.00%, 3/01/29 ..........................................           300,000                312,153
(d)    News America Inc., senior note, 144A, 6.90%, 8/15/39 ..............................           100,000                105,585
       NRG Energy Inc., senior note, 7.375%, 2/01/16 .....................................           200,000                191,750
(d)    Owens-Brockway Glass Container Inc., senior note, 144A, 7.375%, 5/15/16 ...........            50,000                 50,000
       Peabody Energy Corp., senior note, B, 6.875%, 3/15/13 .............................            50,000                 50,250
       Pinnacle Entertainment Inc.,
(d)       senior note, 144A, 8.625%, 8/01/17 .............................................           100,000                 99,000
          senior sub. note, 7.50%, 6/15/15 ...............................................            50,000                 43,750
       Plains Exploration & Production Co., senior note, 7.625%, 6/01/18 .................           100,000                 95,000
       Quicksilver Resources Inc., senior note, 11.75%, 1/01/16 ..........................           100,000                106,500
       RBS Global & Rexnord Corp., senior note, 9.50%, 8/01/14 ...........................            50,000                 46,250
(d)    Rite Aid Corp., senior secured note, 144A, 9.75%, 6/12/16 .........................           100,000                106,250
       Royal Caribbean Cruises Ltd., senior note, 7.25%, 6/15/16 .........................           100,000                 83,000
       RSC Equipment Rental Inc.,
          senior note, 9.50%, 12/01/14 ...................................................           100,000                 90,000
(d)       senior secured note, 144A, 10.00%, 7/15/17 .....................................           100,000                105,000
(d)    SandRidge Energy Inc., senior note, 144A, 9.875%, 5/15/16 .........................           100,000                100,500
       Sanmina-SCI Corp., senior sub. note, 8.125%, 3/01/16 ..............................           100,000                 86,750
       Solo Cup Co.,
(d)       senior secured note, 144A, 10.50%, 11/01/13 ....................................           150,000                158,250
          senior sub. note, 8.50%, 2/15/14 ...............................................            50,000                 46,125
       SunGard Data Systems Inc., senior sub. note, 10.25%, 8/15/15 ......................           150,000                149,250
       SUPERVALU Inc., senior note, 8.00%, 5/01/16 .......................................            50,000                 49,438
       Tesoro Corp., senior note, 9.75%, 6/01/19 .........................................            50,000                 50,875
       Texas Competitive Electric Holdings Co. LLC, senior note, A, 10.25%, 11/01/15 .....           200,000                133,500
       Time Warner Inc., 7.625%, 4/15/31 .................................................           400,000                440,674
       UBS AG Stamford, senior note, 5.875%, 12/20/17 ....................................           400,000                396,980
(d)    Univision Communications Inc., senior secured note, 144A, 12.00%, 7/01/14 .........           100,000                106,000
(d)    US Oncology Inc., senior secured note, 144A, 9.125%, 8/15/17 ......................            50,000                 52,250


                               26 | Annual Report

Templeton Income Trust

       TEMPLETON GLOBAL TOTAL RETURN FUND                                                      PRINCIPAL AMOUNT(a)        VALUE
       ----------------------------------                                                    ---------------------- ---------------
       BONDS (CONTINUED)
       UNITED STATES (CONTINUED)
       Vanguard Health Holding Co. II LLC, senior sub. note, 9.00%, 10/01/14 .............           100,000        $        98,750
       Viacom Inc.,
          5.625%, 9/15/19 ................................................................           200,000                202,242
          senior note, 6.875%, 4/30/36 ...................................................           200,000                212,269
(d, h) WEA Finance/WT Finance Australia, 144A, 5.75%, 9/02/15 ............................           400,000                394,925
       Weatherford International Ltd., senior note, 6.00%, 3/15/18 .......................           300,000                306,515
       Wells Fargo & Co., senior note, 5.625%, 12/11/17 ..................................           200,000                209,901
(g)    Wells Fargo Capital XV, pfd., 9.75%, Perpetual ....................................           400,000                408,000
(d)    WMG Acquisition Corp., senior secured note, 144A, 9.50%, 6/15/16 ..................           100,000                104,000
       Yum! Brands Inc., senior note, 5.30%, 9/15/19 .....................................           300,000                302,890
                                                                                                                    ---------------
                                                                                                                         14,742,477
                                                                                                                    ---------------
       VENEZUELA 2.2%
       Government of Venezuela,
          10.75%, 9/19/13 ................................................................         1,440,000              1,382,400
(i)       senior bond, Reg S, 5.375%, 8/07/10 ............................................           485,000                470,450
                                                                                                                    ---------------
                                                                                                                          1,852,850
                                                                                                                    ---------------
       VIETNAM 0.1%
(i)    Government of Vietnam, Reg S, 6.875%, 1/15/16 .....................................           100,000                103,394
                                                                                                                    ---------------
       TOTAL BONDS (COST $65,140,397) ....................................................                               69,707,727
                                                                                                                    ---------------
       MUNICIPAL BONDS 1.6%
       UNITED STATES 1.6%
       Bay Area Toll Authority Toll Bridge Revenue, San Francisco Bay Area, Refunding,
          Series F1, 5.00%, 4/01/39 ......................................................            25,000                 25,330
       Chicago Board of Education GO, Refunding, Series C, Assured Guaranty, 5.25%,
          12/01/26 .......................................................................            25,000                 26,992
       Chicago GO, Project and Refunding, Series A, FSA Insured, 5.00%, 1/01/25 ..........            20,000                 20,633
       District of Columbia University Revenue, Georgetown University, Refunding,
          Series D, BHAC Insured, 5.50%, 4/01/36 .........................................            15,000                 15,697
       Energy Northwest Electric Revenue, Columbia Generating Station, Refunding,
          Series A, 5.00%, 7/01/24 .......................................................            15,000                 15,787
       Indianapolis Local Public Improvement Bond Bank Revenue, Waterworks Project,
          Series A, Assured Guaranty, 5.50%, 1/01/38 .....................................           500,000                521,450
       Kentucky State Municipal Power Agency Power System Revenue, Prairie State Project,
          Series A, BHAC Insured, 5.25%, 9/01/42 .........................................            25,000                 25,623
       Las Vegas Valley Water District GO, Refunding, Series A, MBIA Insured, 5.00%,
          6/01/26 ........................................................................            15,000                 15,337
       Lewisville ISD, GO, School Building, 5.00%, 8/15/26 ...............................            25,000                 26,727
       Los Angeles USD, GO, Series I, 5.00%,
          7/01/26 ........................................................................            10,000                 10,353
          7/01/27 ........................................................................            10,000                 10,289
       Matanuska-Susitna Borough Lease Revenue, Goose Creek Correctional Center,
          Assured Guaranty,
             5.50%, 9/01/23 ..............................................................            15,000                 16,826
             6.00%, 9/01/28 ..............................................................            20,000                 22,376


                               Annual Report | 27

Templeton Income Trust

       TEMPLETON GLOBAL TOTAL RETURN FUND                                                      PRINCIPAL AMOUNT(a)        VALUE
       ----------------------------------                                                    ---------------------- ---------------
       MUNICIPAL BONDS (CONTINUED)
       UNITED STATES (CONTINUED)
       Metropolitan Water District of Southern California Waterworks Revenue, Series A,
          5.00%, 7/01/37 .................................................................            10,000        $        10,168
       Minneapolis Health Care System Revenue, Fairview Health Services, Series B,
          Assured Guaranty, 6.50%, 11/15/38 ..............................................            50,000                 56,297
       MTA Revenue,
          Series B, Assured Guaranty, 5.25%, 11/15/20 ....................................            20,000                 22,086
          Transportation, Series A, FSA Insured, 5.50%, 11/15/21 .........................            15,000                 17,061
       New Jersey State Transportation Trust Fund Authority Revenue, Transportation
          System, Series A, Assured Guaranty, 5.50%, 12/15/38 ............................            85,000                 90,193
       Palomar Pomerado Health GO, Election of 2004, Series A, MBIA Insured, 5.125%,
          8/01/37 ........................................................................            85,000                 82,001
       Philadelphia GO, Series B, Assured Guaranty, 7.125%, 7/15/38 ......................            20,000                 21,800
       Placentia-Yorba Linda USD, GO, 2008 Election, Series A, 5.25%, 8/01/32 ............            55,000                 56,374
       Poway USD, GO, Election of 2008, ID 07-1-A, zero cpn.,
          8/01/27 ........................................................................            10,000                  3,298
          8/01/30 ........................................................................            10,000                  2,614
          8/01/32 ........................................................................            10,000                  2,239
          8/01/33 ........................................................................             5,000                  1,029
       Regional Transportation District Sales Tax Revenue, Fastracks Project, Series A,
          AMBAC Insured, 5.00%, 11/01/27 .................................................            25,000                 26,319
       San Bernardino Community College District GO, Election of 2002, Series A,
          6.375%, 8/01/26 ................................................................             5,000                  5,741
          6.50%, 8/01/27 .................................................................             5,000                  5,755
          6.50%, 8/01/28 .................................................................             5,000                  5,743
          6.25%, 8/01/33 .................................................................             5,000                  5,490
       San Mateo County Community College District GO, Election of 2001, Series C,
          MBIA Insured, zero cpn.,
             9/01/30 .....................................................................            40,000                 12,317
             3/01/31 .....................................................................            10,000                  2,938
       Tarrant County Cultural Education Facilities Finance Corp. Revenue, Christus
          Health, Refunding, Series A, Assured Guaranty, 6.25%, 7/01/28 ..................            40,000                 44,127
       Tulare Sewer Revenue, Building America Bonds, Series B, FSA Insured, 8.75%,
          11/15/44 .......................................................................           165,000                165,845
                                                                                                                    ---------------
       TOTAL MUNICIPAL BONDS (COST $1,296,709) ...........................................                                1,392,855
                                                                                                                    ---------------

                                                                                                  SHARES                 VALUE
                                                                                             ---------------        ---------------
       PREFERRED STOCKS (COST $2,130) 0.0%(m)
       UNITED STATES 0.0%(m)
(d)    Preferred Blocker Inc., 9.00%, pfd., 144A .........................................                 6                  2,792
                                                                                                                    ---------------
       TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
          (COST $66,439,236) .............................................................                               71,103,374
                                                                                                                    ---------------
       SHORT TERM INVESTMENTS (COST $8,344,595) 9.8%
       MONEY MARKET FUNDS 9.8%
       UNITED STATES 9.8%
(n)    Institutional Fiduciary Trust Money Market Portfolio, 0.00% .......................         8,344,595              8,344,595
                                                                                                                    ---------------


                               28 | Annual Report

Templeton Income Trust

TEMPLETON GLOBAL TOTAL RETURN FUND                     VALUE
----------------------------------               ----------------
TOTAL INVESTMENTS (COST $74,783,831) 93.5% ...   $     79,447,969
OTHER ASSETS, LESS LIABILITIES 6.5% ..........          5,492,436
                                                 ----------------
NET ASSETS 100.0% ............................   $     84,940,405
                                                 ================

(a)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(b)  The coupon rate shown represents the rate at period end.

(c) The principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

(d) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At August 31, 2009, the aggregate value of these securities was $11,229,885, representing 13.22% of net assets.

(e)  Principal amount is stated in 1,000 Brazilian Real Units.

(f)  Redemption price at maturity is adjusted for inflation. See Note 1(f).

(g)  Perpetual security with no stated maturity date.

(h) A portion or all of the security purchased on a when-issued or delayed delivery basis. See Note 1(c).

(i) Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At August 31, 2009, the aggregate value of these securities was $1,351,009, representing 1.59% of net assets.

(j)  Principal amount is stated in 100 Mexican Peso Units.

(k) A supranational organization is an entity formed by two or more central governments through international treaties.

(l)  See Note 8 regarding defaulted securities.

(m)  Rounds to less than 0.1% of net assets.

(n) See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

At August 31, 2009, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

                                                                                 SETTLEMENT    UNREALIZED     UNREALIZED
CURRENCY                 COUNTERPARTY   TYPE    QUANTITY    CONTRACT AMOUNT(a)      DATE      APPRECIATION   DEPRECIATION
--------                 ------------   ----   ----------   ------------------   ----------   ------------   ------------
Euro .................       JPHQ       Sell      805,000      1,576,995 SGD      10/02/09       $    --       $(60,240)
Euro .................       JPHQ       Buy       800,000    105,696,000 JPY      10/02/09        11,159             --
Euro .................       JPHQ       Buy       805,000      1,583,935 SGD      10/02/09        55,427             --
Euro .................       JPHQ       Sell      800,000    114,056,000 JPY      10/02/09        78,686             --
Japanese Yen .........       JPHQ       Sell   76,920,000        793,853          10/02/09            --        (32,807)
Japanese Yen .........       JPHQ       Buy    76,920,000        750,000          10/02/09        76,660             --
Malaysian Ringgit ....       JPHQ       Buy     3,824,153        805,000 EUR      10/02/09            --        (69,826)
Malaysian Ringgit ....       JPHQ       Buy     2,034,390        340,000 GBP      10/02/09        23,211             --
Malaysian Ringgit ....       JPHQ       Sell    2,034,390        383,891 GBP      10/02/09        48,264             --
Malaysian Ringgit ....       JPHQ       Sell    3,824,153        771,870 EUR      10/02/09        22,322             --
Taiwan Dollar ........       JPHQ       Buy    11,766,330        270,000 EUR      10/02/09            --        (29,605)
Taiwan Dollar ........       JPHQ       Sell   11,766,330        267,593 EUR      10/02/09        26,156             --
Euro .................       DBAB       Sell      890,778      1,223,217          10/06/09            --        (54,019)
Euro .................       DBAB       Buy       890,778      1,251,989          10/06/09        25,247             --
Mexican Peso .........       DBAB       Sell    3,435,219      7,866,652 RUB      10/06/09            --        (10,705)
Mexican Peso .........       DBAB       Sell    3,435,219     14,137,644 INR      10/06/09        33,538             --


                               Annual Report | 29

Templeton Income Trust

TEMPLETON GLOBAL TOTAL RETURN FUND

                                                                                    SETTLEMENT    UNREALIZED     UNREALIZED
CURRENCY                 COUNTERPARTY   TYPE     QUANTITY      CONTRACT AMOUNT(a)      DATE      APPRECIATION   DEPRECIATION
--------                 ------------   ----   -------------   ------------------   ----------   ------------   ------------
New Zealand Dollar ...       DBAB       Sell         496,964     15,097,766 INR      10/06/09      $     --      $ (30,569)
Russian Ruble ........       DBAB       Buy        7,000,007        350,000 AUD      10/06/09            --        (76,427)
Vietnamese Dong ......       HSBC       Buy    1,043,979,101         84,776 AUD      10/07/09            --        (13,233)
Chinese Yuan .........       HSBC       Buy          344,671         74,470 AUD      10/13/09            --        (12,245)
South Korean Won .....       JPHQ       Buy    1,826,942,000      1,235,160          10/14/09       226,877             --
South Korean Won .....       JPHQ       Sell   1,826,942,000      1,521,818          10/14/09        59,781             --
Chinese Yuan .........       HSBC       Buy        4,800,000        513,350 EUR      10/16/09            --        (33,618)
Chinese Yuan .........       HSBC       Buy          183,786         39,026 AUD      10/19/09            --         (5,939)
Russian Ruble ........       DBAB       Buy        1,105,000         33,034          10/27/09         1,254             --
Indonesian Rupiah ....       JPHQ       Buy       98,000,000          6,941          11/17/09         2,628             --
Euro .................       DBAB       Sell          82,000      9,925,690 JPY      11/18/09            --        (10,869)
Euro .................       DBAB       Buy           82,000     10,823,180 JPY      11/18/09         1,221             --
Indonesian Rupiah ....       JPHQ       Buy      476,000,000         34,555          11/18/09        11,909             --
Japanese Yen .........       JPHQ       Sell       9,321,855         93,000          11/18/09            --         (7,212)
Japanese Yen .........       JPHQ       Buy        8,844,300         93,000          11/18/09         2,078             --
Euro .................       DBAB       Sell          37,905         47,981          11/19/09            --         (6,369)
Euro .................       DBAB       Buy           37,905         53,238          11/19/09         1,111             --
Euro .................       UBSW       Sell          94,682        119,195          11/20/09            --        (16,561)
Euro .................       UBSW       Buy           94,682        132,810          11/20/09         2,947             --
Russian Ruble ........       JPHQ       Buy          386,000          8,636 EUR      11/20/09            --           (478)
Indonesian Rupiah ....       HSBC       Buy      530,000,000         34,564          11/23/09        17,113             --
Euro .................       UBSW       Sell          34,971         43,576          11/24/09            --         (6,566)
Euro .................       UBSW       Buy           34,971         49,054          11/24/09         1,088             --
Euro .................       DBAB       Sell           4,357          5,453          11/25/09            --           (794)
Euro .................       DBAB       Buy            4,357          6,113          11/25/09           134             --
Euro .................       DBAB       Sell          13,152         17,163          11/30/09            --         (1,694)
Euro .................       DBAB       Buy           13,152         18,445          11/30/09           412             --
New Zealand Dollar ...       UBSW       Sell         188,477        115,659          11/30/09            --        (12,790)
New Zealand Dollar ...       DBAB       Sell         187,341        115,280          11/30/09            --        (12,394)
New Zealand Dollar ...       CITI       Sell         106,626         65,536          11/30/09            --         (7,130)
Mexican Peso .........       CITI       Sell         798,000         58,904          12/01/09            --           (155)
New Zealand Dollar ...       BZWS       Sell         312,459        193,100          12/02/09            --        (19,815)
New Zealand Dollar ...       DBAB       Sell          80,807         49,152          12/02/09            --         (5,911)
New Zealand Dollar ...       FBCO       Sell          26,666         16,492          12/02/09            --         (1,679)
Chinese Yuan .........       HSBC       Buy           68,000          7,383 EUR      12/04/09            --           (630)
Chinese Yuan .........       HSBC       Buy           54,000          7,387          12/04/09           519             --
Euro .................       UBSW       Sell           4,392          5,553          12/08/09            --           (744)
Euro .................       UBSW       Buy            4,392          6,160          12/08/09           137             --
Chinese Yuan .........       HSBC       Buy          603,283         85,330          12/17/09         3,013             --
Malaysian Ringgit ....       JPHQ       Buy          305,481         85,330          12/17/09         1,037             --
Chinese Yuan .........       HSBC       Buy        1,814,430        255,990          12/18/09         9,712             --
Chinese Yuan .........       HSBC       Buy          493,202         70,357          12/21/09         1,870             --
Malaysian Ringgit ....       JPHQ       Buy          365,553        102,396          12/21/09           941             --
Malaysian Ringgit ....       HSBC       Buy          187,519         52,768          12/21/09           241             --
Chinese Yuan .........       HSBC       Buy        7,353,421      1,839,036 NZD      12/22/09            --       (174,549)
Chinese Yuan .........       HSBC       Buy          580,090         83,346          12/22/09         1,606             --


                               30 |Annual Report

Templeton Income Trust

TEMPLETON GLOBAL TOTAL RETURN FUND

                                                                                    SETTLETMENT   UNREALIZED     UNREALIZED
CURRENCY                 COUNTERPARTY   TYPE     QUANTITY      CONTRACT AMOUNT(a)      DATE      APPRECIATION   DEPRECIATION
--------                 ------------   ----   -------------   ------------------   ----------   ------------   ------------
Malaysian Ringgit ....       HSBC       Buy          298,612         85,362          12/22/09      $    --        $   (951)
Malaysian Ringgit ....       HSBC       Buy          237,354         68,264          12/23/09           --          (1,172)
Malaysian Ringgit ....       HSBC       Buy          268,544         76,797          12/28/09           --            (902)
Euro .................       DBAB       Sell         419,600        588,384           1/04/10           --         (13,198)
Euro .................       UBSW       Sell         368,000        509,489           1/11/10           --         (18,107)
Euro .................       CITI       Sell         137,500        196,325           1/27/10           --            (800)
Japanese Yen .........       DBAB       Buy      150,000,000      1,299,264 EUR       1/28/10           --        (249,286)
Japanese Yen .........       DBAB       Sell     150,000,000      1,132,931 EUR       1/28/10       10,825              --
Swedish Krona ........       DBAB       Buy        9,800,000        926,714 EUR       1/28/10       49,058              --
Euro .................       UBSW       Sell       2,559,000      3,590,917           1/29/10           --         (77,753)
Euro .................       DBAB       Sell         921,000      1,301,769           1/29/10           --         (18,608)
Mexican Peso .........       CITI       Sell         806,000         59,126           1/29/10           --             (50)
New Zealand Dollar ...       UBSW       Sell         126,129         82,097           1/29/10           --          (3,508)
Singapore Dollar .....       HSBC       Sell         746,000        497,486           1/29/10           --         (19,723)
Singapore Dollar .....       BZWS       Sell         186,000        123,605           1/29/10           --          (5,351)
Singapore Dollar .....       UBSW       Sell         186,000        123,622           1/29/10           --          (5,334)
New Zealand Dollar ...       DBAB       Sell         310,724        157,084           2/02/10           --         (53,751)
Singapore Dollar .....       HSBC       Sell         187,000        124,445           2/02/10           --          (5,202)
Singapore Dollar .....       BZWS       Sell          75,000         49,900           2/02/10           --          (2,097)
Mexican Peso .........       CITI       Buy        2,795,400        186,319           2/03/10       18,778              --
Mexican Peso .........       CITI       Sell       2,795,400        205,839           2/03/10          742              --
Singapore Dollar .....       HSBC       Sell         234,000        155,380           2/03/10           --          (6,852)
Euro .................       DBAB       Sell         900,000      1,273,824           2/04/10           --         (16,432)
Mexican Peso .........       UBSW       Sell       1,880,000        137,880           2/04/10           --             (36)
Mexican Peso .........       HSBC       Buy        2,350,000        155,177           2/04/10       17,218              --
Mexican Peso .........       UBSW       Buy        1,880,000        124,318           2/04/10       13,598              --
Mexican Peso .........       HSBC       Sell       2,350,000        172,424           2/04/10           29              --
Singapore Dollar .....       HSBC       Sell         235,000        155,181           2/04/10           --          (7,744)
Singapore Dollar .....       HSBC       Sell         188,000        124,516           2/05/10           --          (5,824)
Mexican Peso .........       DBAB       Sell      18,432,524      1,381,282           2/08/10       29,807              --
Singapore Dollar .....       JPHQ       Sell         148,000         98,306           2/08/10           --          (4,300)
Singapore Dollar .....       JPHQ       Sell         187,000        124,186           2/09/10           --          (5,458)
Euro .................       UBSW       Sell       1,757,000      2,492,463           2/11/10           --         (26,369)
Singapore Dollar .....       BZWS       Sell          74,200         49,744           2/11/10           --          (1,697)
South Korean Won .....       HSBC       Buy      231,000,000        169,853           2/12/10       14,821              --
Mexican Peso .........       DBAB       Buy       13,126,800        800,000           3/04/10      159,295              --
Mexican Peso .........       DBAB       Sell      13,126,800        969,483           3/04/10       10,188              --
Mexican Peso .........       CITI       Buy        2,524,000        156,965           3/16/10       27,162              --
Mexican Peso .........       CITI       Sell       2,524,000        186,420           3/16/10        2,293              --
Singapore Dollar .....       DBAB       Sell         175,000        113,792           3/18/10           --          (7,523)
Singapore Dollar .....       DBAB       Sell         261,000        170,014           3/19/10           --         (10,918)
Singapore Dollar .....       DBAB       Sell         348,000        226,965           3/22/10           --         (14,276)
Singapore Dollar .....       UBSW       Sell         316,000        208,052           3/23/10           --         (11,006)
Singapore Dollar .....       JPHQ       Sell          86,000         56,995           3/31/10           --          (2,621)
South Korean Won .....       DBAB       Buy    1,134,942,000        866,937           3/31/10       40,033              --
Brazilian Real .......       DBAB       Buy           85,470         35,000           4/05/10        8,661              --


                               Annual Report | 31

Templeton Income Trust

TEMPLETON GLOBAL TOTAL RETURN FUND


                                                                                    SETTLEMENT    UNREALIZED     UNREALIZED
CURRENCY                 COUNTERPARTY   TYPE      QUANTITY     CONTRACT AMOUNT(a)      DATE      APPRECIATION   DEPRECIATION
--------                 ------------   ----   -------------   ------------------   ----------   ------------   ------------
Poland Zloty .........       DBAB       Buy         313,000          67,182 EUR       4/06/10     $ 11,366        $     --
Indian Rupee .........       DBAB       Buy         911,000          17,606           4/09/10          823              --
Indian Rupee .........       DBAB       Buy       1,953,000          37,717           4/12/10        1,784              --
Indian Rupee .........       JPHQ       Buy       1,312,000          25,149           4/13/10        1,386              --
Poland Zloty .........       DBAB       Buy         313,000          69,944 EUR       4/14/10        7,343              --
Indian Rupee .........       JPHQ       Buy       1,288,000          25,151           4/15/10          894              --
Indian Rupee .........       DBAB       Buy         451,000           8,791           4/19/10          326              --
Indian Rupee .........       JPHQ       Buy         643,000          12,603           4/19/10          396              --
Brazilian Real .......       UBSW       Buy         122,000          50,476           4/23/10       11,634              --
Chilean Peso .........       CITI       Buy     143,529,000         244,638           4/23/10       16,970              --
Chilean Peso .........       CITI       Buy     140,151,000         239,100           4/26/10       16,363              --
Indian Rupee .........       DBAB       Buy         915,000          17,657           4/26/10          833              --
Chilean Peso .........       CITI       Buy     111,223,000         189,396           4/27/10       13,341              --
Chilean Peso .........       JPHQ       Buy     110,826,000         189,398           4/27/10       12,616              --
Indian Rupee .........       JPHQ       Buy         130,000           2,512           4/27/10          115              --
Chilean Peso .........       UBSW       Buy      22,368,000          37,880           4/28/10        2,893              --
Chilean Peso .........       CITI       Buy     178,639,000         303,035           4/28/10       22,594              --
Indian Rupee .........       JPHQ       Buy         647,000          12,600           4/28/10          472              --
Poland Zloty .........       BZWS       Buy         622,000         137,672 EUR       4/28/10       16,270              --
Indian Rupee .........       JPHQ       Buy         648,000          12,607           4/30/10          484              --
Indian Rupee .........       DBAB       Buy       1,239,000          25,245           6/01/10           --            (267)
Indian Rupee .........       HSBC       Buy          37,000             763           6/02/10           --             (17)
Indian Rupee .........       HSBC       Buy         182,000           3,792           6/03/10           --            (123)
Indian Rupee .........       HSBC       Buy       1,213,000          25,239           6/04/10           --            (790)
Poland Zloty .........       DBAB       Buy         739,000         162,450 EUR       6/04/10       20,254              --
Swedish Krona ........       DBAB       Buy       9,350,000         878,140 EUR       6/04/10       55,259              --
Indian Rupee .........       DBAB       Buy         607,000          12,630           6/07/10           --            (397)
Poland Zloty .........       DBAB       Buy         699,000         152,278 EUR       6/07/10       21,084              --
Indian Rupee .........       DBAB       Buy         306,000           6,349           6/08/10           --            (182)
Indian Rupee .........       HSBC       Buy         244,000           5,057           6/08/10           --            (140)
Poland Zloty .........       CITI       Buy         281,000          61,011 EUR       6/08/10        8,763              --
Indian Rupee .........       DBAB       Buy         247,000           5,077           6/10/10           --            (100)
Indian Rupee .........       BZWS       Buy         370,000           7,629           6/11/10           --            (174)
Indian Rupee .........       HSBC       Buy         248,000           5,087           6/11/10           --             (90)
Indian Rupee .........       DBAB       Buy         619,000          12,708           6/16/10           --            (240)
Indian Rupee .........       DBAB       Buy         563,000          11,420           6/21/10           --             (83)
Swedish Krona ........       DBAB       Buy       2,169,000         275,341           6/28/10       29,441              --
Malaysian Ringgit ....       JPHQ       Buy       3,824,153       1,077,681           6/29/10           --          (1,903)
Swedish Krona ........       UBSW       Buy       2,171,000         272,441           6/29/10       32,622              --
Swedish Krona ........       UBSW       Buy       1,208,500         109,883 EUR       7/15/10       12,320              --
Indian Rupee .........       CITI       Buy         890,000          17,800           7/19/10           94              --
Indian Rupee .........       JPHQ       Buy         890,000          17,800           7/20/10           93              --
Swedish Krona ........       DBAB       Buy       1,208,500         113,373 EUR       7/27/10        7,315              --
Chilean Peso .........       DBAB       Buy     485,730,000         900,000           7/30/10           --         (14,070)
Indian Rupee .........       JPHQ       Buy      44,200,000         896,552           7/30/10           --          (8,453)
Malaysian Ringgit ....       HSBC       Buy      12,000,000       3,403,000           7/30/10           --         (28,897)


                               32 | Annual Report

Templeton Income Trust

TEMPLETON GLOBAL TOTAL RETURN FUND

                                                                                    SETTLEMENT    UNREALIZED     UNREALIZED
CURRENCY                 COUNTERPARTY   TYPE     QUANTITY      CONTRACT AMOUNT(a)      DATE      APPRECIATION   DEPRECIATION
--------                 ------------   ----   -------------   ------------------   ----------   ------------   ------------
New Zealand Dollar ...       DBAB       Sell        312,830         201,306           7/30/10       $ --         $ (8,122)
New Zealand Dollar ...       DBAB       Sell        311,640         200,182           8/03/10         --           (8,378)
New Zealand Dollar ...       BZWS       Sell        121,994          78,320           8/03/10         --           (3,322)
New Zealand Dollar ...       DBAB       Sell        123,469          78,884           8/04/10         --           (3,738)
New Zealand Dollar ...       BZWS       Sell         61,468          39,462           8/04/10         --           (1,671)
New Zealand Dollar ...       CITI       Sell        309,484         202,101           8/05/10         --           (4,982)
New Zealand Dollar ...       DBAB       Sell         91,809          59,841           8/05/10         --           (1,590)
New Zealand Dollar ...       CITI       Sell        121,200          79,206           8/06/10         --           (1,885)
New Zealand Dollar ...       FBCO       Sell         60,488          39,393           8/06/10         --           (1,078)
New Zealand Dollar ...       CITI       Sell        119,590          78,626           8/09/10         --           (1,368)
New Zealand Dollar ...       DBAB       Sell        120,130          79,021           8/09/10         --           (1,333)
New Zealand Dollar ...       FBCO       Sell        118,226          77,905           8/09/10         --           (1,176)
Poland Zloty .........       DBAB       Buy       5,016,264       1,201,040 EUR       8/09/10         --          (11,478)
Chilean Peso .........       DBAB       Buy     312,765,000         580,000           8/11/10         --           (9,533)
New Zealand Dollar ...       FBCO       Sell        118,433          78,655           8/11/10         --             (551)
Poland Zloty .........       DBAB       Buy      11,975,000       2,850,037 EUR       8/11/10         --           (3,428)
Malaysian Ringgit ....       HSBC       Buy         742,193         211,000           8/12/10         --           (2,356)
New Zealand Dollar ...       DBAB       Sell        111,196          72,633           8/12/10         --           (1,726)
Indian Rupee .........       JPHQ       Buy      21,609,000         441,000           8/13/10         --           (7,159)
Malaysian Ringgit ....       HSBC       Buy       3,538,668       1,004,000           8/13/10         --           (9,231)
Indian Rupee .........       DBAB       Buy      10,857,000         220,000           8/16/10         --           (2,062)
Malaysian Ringgit ....       HSBC       Buy         830,725         235,000           8/16/10         --           (1,483)
Brazilian Real .......       DBAB       Buy         239,000      11,607,513 JPY       8/17/10         --           (6,334)
Indian Rupee .........       HSBC       Buy      34,619,025         705,000           8/17/10         --          (10,114)
Israeli Shekel .......       CITI       Buy       1,035,000         273,130           8/17/10         --             (328)
Japanese Yen .........       UBSW       Sell     33,171,000         349,698           8/17/10         --           (8,359)
Brazilian Real .......       DBAB       Buy         176,000       8,474,400 JPY       8/18/10         --           (3,892)
Chilean Peso .........       JPHQ       Buy     125,885,900         230,000           8/18/10         --             (389)
Indian Rupee .........       JPHQ       Buy       4,183,700          85,000           8/18/10         --           (1,028)
Japanese Yen .........       JPHQ       Sell     16,483,000         174,849           8/18/10         --           (3,078)
New Zealand Dollar ...       DBAB       Sell      5,500,000       3,642,100           8/18/10         --          (34,021)
Brazilian Real .......       DBAB       Buy         265,000      12,456,590 JPY       8/19/10         --           (2,616)
Chilean Peso .........       JPHQ       Buy      43,134,000          78,000           8/19/10        675               --
Israeli Shekel .......       CITI       Buy       1,038,000         273,464           8/19/10        128               --
Israeli Shekel .......       DBAB       Buy         104,000          27,397           8/19/10         15               --
Japanese Yen .........       HSBC       Sell     16,407,000         174,394           8/19/10         --           (2,717)
Indian Rupee .........       DBAB       Buy      13,253,000         265,378           8/20/10        596               --
Israeli Shekel .......       CITI       Buy         397,200         103,922           8/20/10        770               --
Japanese Yen .........       DBAB       Sell     16,469,000         174,390           8/20/10         --           (3,395)
Japanese Yen .........       BZWS       Sell     16,448,000         174,648           8/20/10         --           (2,910)
Indian Rupee .........       DBAB       Buy      11,485,000         229,987           8/23/10        469               --
Israeli Shekel .......       CITI       Buy         677,800         177,751           8/23/10        899               --
Japanese Yen .........       CITI       Sell     32,863,000         349,300           8/23/10         --           (5,488)
Japanese Yen .........       FBCO       Sell     32,622,000         349,300           8/23/10         --           (2,886)
Japanese Yen .........       JPHQ       Sell     32,793,000         349,298           8/24/10         --           (4,743)
Japanese Yen .........       BZWS       Sell     32,684,000         349,300           8/24/10         --           (3,564)


                               Annual Report | 33

Templeton Income Trust

TEMPLETON GLOBAL TOTAL RETURN FUND

                                                                                    SETTLEMENT    UNREALIZED     UNREALIZED
CURRENCY                 COUNTERPARTY   TYPE     QUANTITY      CONTRACT AMOUNT(a)      DATE      APPRECIATION   DEPRECIATION
--------                 ------------   ----   -------------   ------------------   ----------   ------------   ------------
New Zealand Dollar ...       FBCO       Sell        108,655          71,645           8/24/10     $       --    $      (942)
Japanese Yen .........       DBAB       Sell     16,255,000         174,653           8/25/10             --           (844)
New Zealand Dollar ...       DBAB       Sell        108,000          72,198           8/27/10             67             --
Brazilian Real .......       DBAB       Buy         177,000       8,269,971 JPY       8/31/10             --         (1,441)
Indian Rupee .........       DBAB       Buy       8,122,000         162,766           9/01/10            125             --
Japanese Yen .........       JPHQ       Sell     16,291,000         174,645           9/01/10             --         (1,273)
Brazilian Real .......       DBAB       Buy         265,000      12,252,805 JPY       9/02/10             --         (2,831)
Japanese Yen .........       HSBC       Sell     16,121,000         174,653           9/02/10            270             --
                                                                                                   ---------    -----------
   Unrealized appreciation (depreciation) ....................................................     1,480,969     (1,559,191)
                                                                                                   ---------    -----------
      Net unrealized appreciation (depreciation) .............................................                  $   (78,222)
                                                                                                                ===========

At August 31, 2009, the Fund had the following interest rate swap contracts outstanding. See Note 1(d).

                PAY/RECEIVE    FIXED                                                    EXPIRATION    UNREALIZED     UNREALIZED
COUNTERPARTY   FLOATING RATE    RATE         FLOATING RATE         NOTIONAL AMOUNT(a)      DATE      APPRECIATION   DEPRECIATION
------------   -------------   ----    -------------------------   ------------------   ----------   ------------   ------------
JPHQ .......        Pay        5.70%   Tasa Nominal Annual Rate      253,000,000 CLP     12/19/13      $32,068        $     --
JPHQ .......        Pay        5.70%   Tasa Nominal Annual Rate      253,000,000 CLP     12/19/18       22,322              --
CITI .......        Pay        7.70%   MXN Interbank Equilibrium
                                       Interest Rate                   1,400,000 MXN      1/11/19           --          (3,921)
CITI .......        Pay        7.67%   MXN Interbank Equilibrium
                                       Interest Rate                   1,800,000 MXN      1/12/19           --          (5,333)
CITI .......        Pay        7.84%   MXN Interbank Equilibrium
                                       Interest Rate                   1,200,000 MXN      1/15/19           --          (2,535)
CITI .......        Pay        7.87%   MXN Interbank Equilibrium
                                       Interest Rate                   1,600,000 MXN      1/16/19           --          (3,117)
CITI .......        Pay        8.00%   MXN Interbank Equilibrium
                                       Interest Rate                   1,130,000 MXN      1/18/19           --          (1,468)
JPHQ .......        Pay        8.06%   MXN Interbank Equilibrium
                                       Interest Rate                   1,800,000 MXN      1/22/19           --          (1,857)
CITI .......        Pay        8.07%   MXN Interbank Equilibrium
                                       Interest Rate                   5,650,000 MXN      1/22/19           --          (5,544)
JPHQ .......        Pay        8.17%   MXN Interbank Equilibrium
                                       Interest Rate                   4,100,000 MXN     11/23/28           --         (23,367)
JPHQ .......        Pay        8.32%   MXN Interbank Equilibrium
                                       Interest Rate                   2,690,000 MXN      1/09/29           --         (12,486)
CITI .......        Pay        9.05%   MXN Interbank Equilibrium
                                       Interest Rate                   3,250,000 MXN      2/02/29        1,944              --
                                                                                                        ------        --------
   Unrealized appreciation (depreciation) ........................................................      56,334         (59,628)
                                                                                                        ------        --------
      Net unrealized appreciation (depreciation) .................................................                    $ (3,294)
                                                                                                                      ========

(a)  In U.S. Dollars unless otherwise indicated.

See Abbreviations on page 50.

   The accompanying notes are an integral part of these financial statements.


                               34 | Annual Report

Templeton Income Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2009

                                                                   TEMPLETON
                                                              GLOBAL TOTAL RETURN
                                                                      FUND
                                                              -------------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers .........................       $66,439,236
      Cost - Sweep Money Fund (Note 7) ....................         8,344,595
                                                                  -----------
      Total cost of investments ...........................       $74,783,831
                                                                  ===========
      Value - Unaffiliated issuers ........................       $71,103,374
      Value - Sweep Money Fund (Note 7) ...................         8,344,595
                                                                  -----------
      Total value of investments ..........................        79,447,969
   Cash on deposit with brokers ...........................           270,000
   Foreign currency, at value (cost $122,401) .............           121,533
   Receivables:
      Capital shares sold .................................         5,241,128
      Interest ............................................         1,299,362
      Affiliates ..........................................             5,860
   Offering costs .........................................             6,972
   Unrealized appreciation on forward exchange contracts ..         1,480,969
   Unrealized appreciation on swap contracts ..............            56,334
                                                                  -----------
         Total assets .....................................        87,930,127
                                                                  -----------
Liabilities:
   Payables:
      Investment securities purchased .....................         1,268,457
      Capital shares redeemed .............................            15,516
   Unrealized depreciation on forward exchange contracts ..         1,559,191
   Unrealized depreciation on swap contracts ..............            59,628
   Accrued expenses and other liabilities .................            86,930
                                                                  -----------
         Total liabilities ................................         2,989,722
                                                                  -----------
            Net assets, at value ..........................       $84,940,405
                                                                  -----------
Net assets consist of:
   Paid-in capital ........................................       $81,001,446
   Undistributed net investment income ....................           136,981
   Net unrealized appreciation (depreciation) .............         4,592,456
   Accumulated net realized gain (loss) ...................          (790,478)
                                                                  -----------
            Net assets, at value ..........................       $84,940,405
                                                                  ===========

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 35

Templeton Income Trust

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
August 31, 2009

                                                                     TEMPLETON
                                                                GLOBAL TOTAL RETURN
                                                                        FUND
                                                                -------------------
CLASS A:
   Net assets, at value .....................................       $50,770,621
                                                                    -----------
   Shares outstanding .......................................         4,480,686
                                                                    -----------
   Net asset value per share ................................       $     11.33
                                                                    -----------
   Maximum offering price per share (net asset value per
     share / 95.75%)(a) .....................................       $     11.83
                                                                    -----------
CLASS C:
   Net assets, at value .....................................       $12,915,856
                                                                    -----------
   Shares outstanding .......................................         1,140,216
                                                                    -----------
   Net asset value and maximum offering price per share(a) ..       $     11.33
                                                                    -----------
CLASS R:
   Net assets, at value .....................................       $   149,231
                                                                    -----------
   Shares outstanding .......................................            13,159
                                                                    -----------
   Net asset value and maximum offering price per share .....       $     11.34
                                                                    -----------
ADVISOR CLASS:
   Net assets, at value .....................................       $21,104,697
                                                                    -----------
   Shares outstanding .......................................         1,860,187
                                                                    -----------
   Net asset value and maximum offering price per share .....       $     11.35
                                                                    -----------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               36 | Annual Report

Templeton Income Trust

STATEMENT OF OPERATIONS

For the period September 30, 2008 (commencement of operations) to August 31,
2009

                                                                              TEMPLETON
                                                                         GLOBAL TOTAL RETURN
                                                                                 FUND
                                                                         -------------------
Investment income:
   Dividends:
      Unaffiliated issuers ...........................................       $      270
      Sweep Money Fund (Note 7).......................................           14,889
   Interest (net of foreign taxes of $20,841) ........................        1,796,731
                                                                             ----------
         Total investment income .....................................        1,811,890
                                                                             ----------
Expenses:
   Management fees (Note 3a) .........................................          102,998
   Administrative fees (Note 3b) .....................................           44,954
   Distribution fees: (Note 3c)
      Class A ........................................................           36,381
      Class C ........................................................           10,123
      Class R ........................................................              200
   Transfer agent fees (Note 3e) .....................................            6,106
   Custodian fees (Note 4) ...........................................           13,486
   Reports to shareholders ...........................................           26,946
   Registration and filing fees ......................................           20,267
   Professional fees .................................................           57,819
   Trustees' fees and expenses .......................................            3,810
   Amortization of offering costs ....................................           77,861
   Other .............................................................            8,266
                                                                             ----------
         Total expenses ..............................................          409,217
         Expenses waived/paid by affiliates (Note 3f) ................         (173,692)
                                                                             ----------
            Net expenses .............................................          235,525
                                                                             ----------
               Net investment income .................................        1,576,365
                                                                             ----------
   Net realized gain (loss) from:
      Investments ....................................................         (292,625)
      Foreign currency transactions ..................................         (381,187)
      Swap contracts .................................................           24,370
                                                                             ----------
               Net realized gain (loss) ..............................         (649,442)
                                                                             ----------
   Net change in unrealized appreciation (depreciation) on:
      Investments ....................................................        4,660,844
      Translation of other assets and liabilities denominated in
            foreign currencies .......................................          (68,388)
                                                                             ----------
               Net change in unrealized appreciation (depreciation) ..        4,592,456
                                                                             ----------
Net realized and unrealized gain (loss) ..............................        3,943,014
                                                                             ----------
Net increase (decrease) in net assets resulting from operations ......       $5,519,379
                                                                             ==========

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 37

Templeton Income Trust

STATEMENT OF CHANGES IN NET ASSETS

                                                                               TEMPLETON GLOBAL TOTAL
                                                                                     RETURN FUND
                                                                                    PERIOD ENDED
                                                                                 AUGUST 31, 2009(a)
                                                                               ----------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ................................................         $ 1,576,365
      Net realized gain (loss) from investments, foreign currency
            transactions and swap contracts ................................            (649,442)
      Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in
         foreign currencies ................................................           4,592,456
                                                                                     -----------
      Net increase (decrease) in net assets resulting from operations ......           5,519,379
                                                                                     -----------
   Distributions to shareholders from:
      Net investment income and net foreign currency gains:
         Class A ...........................................................          (1,445,139)
         Class C ...........................................................             (69,452)
         Class R ...........................................................              (2,524)
         Advisor Class .....................................................            (141,764)
                                                                                     -----------
   Total distributions to shareholders .....................................          (1,658,879)
                                                                                     -----------
      Capital share transactions: (Note 2)
         Class A ...........................................................          47,759,730
         Class C ...........................................................          12,568,485
         Class R ...........................................................             139,789
         Advisor Class .....................................................          20,611,901
                                                                                     -----------
   Total capital share transactions ........................................          81,079,905
                                                                                     -----------
            Net increase (decrease) in net assets ..........................          84,940,405
Net assets:
   Beginning of year .......................................................                  --
                                                                                     -----------
   End of year .............................................................         $84,940,405
                                                                                     ===========
Undistributed net investment income included in net assets:
   End of year .............................................................         $   136,981
                                                                                     ===========

(a) For the period September 30, 2008 (commencement of operations) to August 31, 2009.

   The accompanying notes are an integral part of these financial statements.


                               38 | Annual Report

Templeton Income Trust

NOTES TO FINANCIAL STATEMENTS

TEMPLETON GLOBAL TOTAL RETURN FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Income Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of three separate funds. The Templeton Global Total Return Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Effective September 30, 2008, the Fund commenced operations offering four classes of shares: Class A, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Corporate debt securities, government securities and municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value. Debt securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Investments in open-end mutual funds are valued at the closing net asset value.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.


                               Annual Report | 39

Templeton Income Trust

TEMPLETON GLOBAL TOTAL RETURN FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. SECURITIES PURCHASED ON A DELAYED DELIVERY, BASIS

The Fund may purchase securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

D. DERIVATIVE FINANCIAL INSTRUMENTS

The Fund may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.


                               40 | Annual Report

Templeton Income Trust

TEMPLETON GLOBAL TOTAL RETURN FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. DERIVATIVE FINANCIAL INSTRUMENTS (CONTINUED)

Derivatives are marked to market daily based upon quotations from market makers or the Fund's independent pricing services and the Fund's net benefit or obligation under the contract, as measured by the fair market value of the contract, is included in net assets. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund enters into forward exchange contracts in order to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contacts, cash or securities may be required to be deposited as collateral.

The Fund enters into interest rate swap contracts generally in order to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. Pursuant to the terms of the interest rate swap contract, cash or securities may be required to be deposited as collateral. Any cash received may be invested according to the Fund's investment objectives.

See Note 10 regarding other derivative information.

E. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions as of August 31, 2009, and has determined that no provision for income tax is required in the Fund's financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.


                               Annual Report | 41

Templeton Income Trust

TEMPLETON GLOBAL TOTAL RETURN FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds provide an inflation hedge through periodic increases or decreases in the security's interest accruals and principal redemption value, by amounts corresponding to the current rate of inflation. Any such adjustments, including adjustments to principal redemption value, are recorded as interest income.

G. OFFERING COSTS

Offering costs are amortized on a straight line basis over twelve months.

H. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                               42 | Annual Report

Templeton Income Trust

TEMPLETON GLOBAL TOTAL RETURN FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

I. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At August 31, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                                                    YEAR ENDED
                                                                AUGUST 31, 2009(a)
                                                             -----------------------
                                                               SHARES      AMOUNT
                                                             ---------   -----------
CLASS A SHARES:
   Shares sold ...........................................   4,848,591   $51,854,141
   Shares issued in reinvestment of distributions ........      14,363       156,748
   Shares redeemed .......................................    (382,268)   (4,251,159)
                                                             ---------   -----------
   Net increase (decrease) ...............................   4,480,686   $47,759,730
                                                             =========   ===========
CLASS C SHARES:
   Shares sold ...........................................   1,144,271   $12,609,624
   Shares issued in reinvestment of distributions ........       4,489        48,264
   Shares redeemed .......................................      (8,544)      (89,403)
                                                             ---------   -----------
   Net increase (decrease) ...............................   1,140,216   $12,568,485
                                                             =========   ===========
CLASS R SHARES:
   Shares sold ...........................................      13,000   $   138,063
   Shares issued in reinvestment of distributions ........         159         1,726
                                                             ---------   -----------
   Net increase (decrease) ...............................      13,159   $   139,789
                                                             =========   ===========
ADVISOR CLASS SHARES:
   Shares sold ...........................................   1,855,913   $20,565,847
   Shares issued in reinvestment of distributions ........       5,696        62,095
   Shares redeemed .......................................      (1,422)      (16,041)
                                                             ---------   -----------
   Net increase (decrease) ...............................   1,860,187   $20,611,901
                                                             =========   ===========

(a) For the period September 30, 2008 (commencement of operations) to August 31, 2009.


                               Annual Report | 43

Templeton Income Trust

TEMPLETON GLOBAL TOTAL RETURN FUND

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                            AFFILIATION
----------                                                      ----------------------
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE                        NET ASSETS
-------------------   ---------------------------------------------------
      0.500%          Up to and including $200 million
      0.450%          Over $200 million, up to and including $1.3 billion
      0.400%          In excess of $1.3 billion

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act.

On December 1, 2008, the Trust's Board of Trustees approved a modification to the Class A distribution plan, for those funds that had a Class A compensation plan, changing the form of the plan from a compensation to a reimbursement distribution plan. Under the distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. This change was effective February 1, 2009. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. Prior to February 1, 2009, under the Fund's Class A compensation distribution plan, the Fund paid Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to a certain percentage per year of its average daily net assets.

In addition, under the Fund's Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.


                               44 | Annual Report

Templeton Income Trust

TEMPLETON GLOBAL TOTAL RETURN FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ......................................................      0.25%
Class C ......................................................      0.65%
Class R ......................................................      0.50%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid to unaffiliated
   brokers/dealers ...........................................   $30,450
Contingent deferred sales charges retained ...................   $   100

E. TRANSFER AGENT FEES

For the year ended August 31, 2009, the Fund paid transfer agent fees of $6,106, of which $4,239 was retained by Investor Services.

F. WAIVER AND EXPENSE REIMBURSEMENTS

FT Services and Advisers have agreed in advance to waive all or a portion of their respective fees and assume payment of other expenses, through December 31, 2009. Total expenses waived or paid are not subject to reimbursement by the Fund subsequent to the Fund's fiscal year end. After December 31, 2009, FT Services and Advisers may discontinue this waiver at any time upon notice to the Trust's Board of Trustees.

G. OTHER AFFILIATED TRANSACTIONS

At August 31, 2009, Advisers owned 19.99% of the Fund's outstanding shares.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended August 31, 2009, the custodian fees were reduced as noted in the Statement of Operations.


                               Annual Report | 45

Templeton Income Trust

TEMPLETON GLOBAL TOTAL RETURN FUND

5. INCOME TAXES

For tax purposes, realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At August 31, 2009, the Fund deferred realized currency losses of $796,793.

The tax character of distributions paid during the year ended August 31, 2009 was as follows:

                                                              2009
                                                          -----------
Distributions paid from - ordinary income                 $ 1,658,879

At August 31, 2009, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments ...................................   $74,779,424
                                                          -----------
Unrealized appreciation ...............................   $ 5,316,965
Unrealized depreciation ...............................      (648,420)
                                                          -----------
Net unrealized appreciation (depreciation) ............   $ 4,668,545
                                                          ===========
Undistributed ordinary income .........................   $   377,620
Undistributed long term gains .........................        35,344
                                                          -----------
Distributable earnings ................................   $   412,964
                                                          ===========

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, swaps, non-deductible offering costs, non-deductible distribution fees, bond discounts and premiums, tax straddles, and inflation related adjustments on foreign securities.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, swaps, bond discounts and premiums, tax straddles, and inflation related adjustments on foreign securities.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2009, aggregated $71,338,133 and $4,894,994, respectively.


                               46 | Annual Report

Templeton Income Trust

TEMPLETON GLOBAL TOTAL RETURN FUND

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CREDIT RISK AND DEFAULTED SECURITIES

At August 31, 2009, the Fund had 30.93% of its portfolio invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At August 31, 2009, the aggregate value of these securities was $77,063, representing 0.09% of the Fund's net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. OTHER DERIVATIVE INFORMATION

At August 31, 2009, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:



DERIVATIVE CONTRACTS
NOT ACCOUNTED FOR AS              ASSET DERIVATIVES                       LIABILITY DERIVATIVES
HEDGING INSTRUMENTS    ---------------------------------------   ---------------------------------------
UNDER FASB STATEMENT     STATEMENT OF ASSETS AND    FAIR VALUE     STATEMENT OF ASSETS AND    FAIR VALUE
NO. 133                    LIABILITIES LOCATION       AMOUNT         LIABILITIES LOCATION       AMOUNT
--------------------   --------------------------   ----------   --------------------------   ----------
Interest rate
   contracts .......   Unrealized appreciation on                Unrealized depreciation on
                       swap contracts               $   56,334   swap contracts               $   59,628
Foreign exchange
   contracts .......   Unrealized appreciation on                Unrealized depreciation on
                       forward exchange contracts    1,480,969   forward exchange contracts    1,559,191


                               Annual Report | 47

Templeton Income Trust

TEMPLETON GLOBAL TOTAL RETURN FUND

10. OTHER DERIVATIVE INFORMATION (CONTINUED)

The effect of derivative contracts on the Fund's Statement of Operations was as follows:

                                                                                                               AVERAGE
DERIVATIVE CONTRACTS                                                                                           NOTIONAL
NOT ACCOUNTED FOR AS                                                                                           AMOUNT
HEDGING INSTRUMENTS                                                                          UNREALIZED      OUTSTANDING
UNDER FASB STATEMENT                      STATEMENT OF                   REALIZED GAIN     APPRECIATION      DURING THE
NO. 133                               OPERATIONS LOCATIONS                  (LOSS)(a)    (DEPRECIATION)(a)   PERIOD(a,b)
-----------------------   --------------------------------------------   -------------   -----------------   -----------
Interest rate
   contracts ..........   Net realized gain (loss) from swap contracts
                          / Net change in unrealized appreciation
                          (depreciation) on investments                    $  24,732         $  (1,482)        2,767,192
Foreign exchange
   contracts ..........   Net realized gain (loss) from foreign
                          currency transactions / Net change in
                          unrealized appreciation (depreciation) on
                          investments                                       (308,644)         (816,623)       37,457,195

(a)  For the six months ended August 31, 2009.

(b) Represents the average notional amount outstanding during the period. For derivative contracts denominated in foreign currencies, notional amounts are converted to U.S. dollars.

See Note 1(d) regarding derivative financial instruments.

11. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) Statement No. 157, "Fair Value Measurement" (SFAS 157). SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund's financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)


                               48 | Annual Report

Templeton Income Trust

TEMPLETON GLOBAL TOTAL RETURN FUND

11. FAIR VALUE MEASUREMENTS (CONTINUED)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2009, in valuing the Fund's assets and liabilities carried at fair value:

                                                   LEVEL 1      LEVEL 2     LEVEL 3      TOTAL
                                                 ----------   -----------   -------   -----------
ASSETS:
   Investments in Securities:
      Equity Investments:(a)
         United States .......................   $       --   $     2,792     $--     $     2,792
      Bonds(b) ...............................           --    69,707,727      --      69,707,727
      Municipal Bonds ........................           --     1,392,855      --       1,392,855
      Short Term Investments .................    8,344,595            --      --       8,344,595
                                                 ----------   -----------     ---     -----------
            Total Investments in Securities ..   $8,344,595   $71,103,374     $--     $79,447,969
                                                 ==========   ===========     ===     ===========
      Swaps ..................................           --        56,334      --          56,334
      Forward Exchange Contracts .............           --     1,480,969      --       1,480,969
LIABILITIES:
      Swaps ..................................           --        59,628      --          59,628
      Forward Exchange Contracts .............           --     1,559,191      --       1,559,191

(a)  Includes preferred stock.

(b) For detailed bonds descriptions, see the accompanying Statements of Investments.

12. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through October 20, 2009, the issuance date of the financial statements and determined that no events have occurred that require disclosure.


                               Annual Report | 49

Templeton Income Trust

TEMPLETON GLOBAL TOTAL RETURN FUND

ABBREVIATIONS

CURRENCY

AUD   - Australian Dollar
BRL   - Brazilian Real
CLP   - Chilean Peso
EGP   - Egyptian Pound
EUR   - Euro
GBP   - British Pound
GHS   - Ghana Cedi
IDR   - Indonesian Rupiah
ILS   - New Israeli Shekel
INR   - Indian Rupee
JPY   - Japanese Yen
KRW   - South Korean Won
LKR   - Sri Lankan Rupee
MXN   - Mexican Peso
NOK   - Norwegian Krone
NZD   - New Zealand Dollar
PLN   - Polish Zloty
RUB   - Russian Ruble
SEK   - Swedish Krona
SGD   - Singapore Dollar

SELECTED PORTFOLIO

AMBAC - American Municipal Bond Assurance Corp.
BHAC  - Berkshire Hathaway Assurance Corp.
FSA   - Financial Security Assurance Inc.
FRN   - Floating Rate Note
GO    - General Obligation
ID    - Improvement District
ISD   - Independent School District
MBIA  - Municipal Bond Investors Assurance Corp.
        (effective February 18, 2009, MBIA spun-off and established National Public Financial Guarantee Corp. as a subsidiary under MBIA)
MTA   - Metropolitan Transit Authority
USD   - Unified/Union School District

COUNTERPARTY

BZWS  - Barclays Bank PLC
CITI  - Citigroup, Inc.
DBAB  - Deutsche Bank AG
FBCO  - Credit Suisse Group AG
HSBC  - HSBC Bank USA, N.A.
JPHQ  - JPMorgan Chase & Co.
UBSW  - UBS AG


                               50 | Annual Report

Templeton Income Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF TEMPLETON GLOBAL TOTAL RETURN FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Global Total Return Fund (the "Fund") at August 31, 2009, and the results of its operations, the changes in its net assets and the financial highlights for the period Setember 30, 2008 (commencement of operations) through August 31, 2009, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2009 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 20, 2009


                               Annual Report | 51

Templeton Income Trust

TAX DESIGNATION (UNAUDITED)

Under Section 871(k)(1)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $308,571 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended August 31, 2009.

At August 31, 2009, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This designation will allow shareholders of record on August 14, 2008, to treat their proportionate share of foreign taxes paid by the Fund(s) as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign qualified dividends as designated by the Fund, to Class A, Class C, Class R, and Advisor Class shareholders of record.

RECORD DATE: 8/14/2009

                FOREIGN TAX      FOREIGN            FOREIGN
                    PAID      SOURCE INCOME   QUALIFIED DIVIDENDS
CLASS            PER SHARE      PER SHARE          PER SHARE
-----           -----------   -------------   -------------------
Class A           $0.0035        $0.2208              $--
Class C           $0.0035        $0.2192              $--
Class R           $0.0035        $0.2171              $--
Advisor Class     $0.0035        $0.2267              $--

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.(1)

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.(1)

(1) Qualified dividends are taxed at a maximum rate of 15% (5% for those in the 10% and 15% income tax bracket). In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.


                               52 | Annual Report

Templeton Income Trust

In January 2010, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2009. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2009 individual income tax returns.


                               Annual Report | 53

Templeton Income Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                               NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                            LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION      TIME SERVED         BY BOARD MEMBER*                OTHER DIRECTORSHIPS HELD
------------------------------   -----------   -------------   -----------------------   -----------------------------------------
HARRIS J. ASHTON (1932)          Trustee       Since 1992                134             Bar-S Foods (meat packing company).
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

ANN TORRE BATES (1958)           Trustee       Since 2008                 31             SLM Corporation (Sallie Mae) and Allied
500 East Broward Blvd.                                                                   Capital Corporation (financial services).
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until
1995).

FRANK J. CROTHERS (1944)         Trustee       Since 2003                 23             Fortis, Inc. (utility holding company),
500 East Broward Blvd.                                                                   Victory Nickel Inc. (mineral exploration)
Suite 2100                                                                               and ABACO Markets Limited (retail
Fort Lauderdale, FL 33394-3091                                                           distributors).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director and Vice Chairman, Caribbean Utilities Company, Ltd.; and director of various other private business and nonprofit organizations.

EDITH E. HOLIDAY (1952)          Lead          Trustee since             134             Hess Corporation (exploration and
500 East Broward Blvd.           Independent   2001 and Lead                             refining of oil and gas), H.J. Heinz
Suite 2100                       Trustee       Independent                               Company (processed foods and allied
Fort Lauderdale, FL 33394-3091                 Trustee since                             products), RTI International Metals, Inc.
                                               2007                                      (manufacture and distribution of titani
                                                                                         um), Canadian National Railway (rail
                                                                                         road) and White Mountains Insurance
                                                                                         Group, Ltd. (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).


                               54 | Annual Report

                                                               NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                             LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION     TIME SERVED        BY BOARD MEMBER*               OTHER DIRECTORSHIPS HELD
------------------------------   -----------   -------------   -----------------------   -----------------------------------------
DAVID W. NIEMIEC (1949)          Trustee       Since 2005                  32            Emeritus Corporation (assisted living)
500 East Broward Blvd.                                                                   and OSI Pharmaceuticals, Inc.
Suite 2100                                                                               (pharmaceutical products).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Advisor, Saratoga Partners (private equity fund); and FORMERLY, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

FRANK A. OLSON (1932)            Trustee       Since 2003                134             Hess Corporation (exploration and
500 East Broward Blvd.                                                                   refining of oil and gas).
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

LARRY D. THOMPSON (1945)         Trustee     Since 2005                  142             None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY, Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

CONSTANTINE D. TSERETOPOULOS     Trustee       Since 2003                 23             None
(1954)
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow, University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).

ROBERT E. WADE (1946)            Trustee       Since 2006                 38             El Oro Ltd (investments).
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Attorney at law.


                               Annual Report | 55

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                         NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                     LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION          TIME SERVED          BY BOARD MEMBER*       OTHER DIRECTORSHIPS HELD
-------------------              ---------------   ------------------    -----------------------   ------------------------
**CHARLES B. JOHNSON (1933)      Trustee,          Trustee, Vice         134                       None
One Franklin Parkway             Chairman of       President since
San Mateo, CA 94403-1906         the Board and     1992 and
                                 Vice President    Chairman of the
                                                   Board since 1995

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton
Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

**GREGORY E. JOHNSON (1961)      Trustee           Since 2007            90                         None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; Director,
Templeton Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 32 of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (1952)            Chief             Chief Compliance      Not Applicable            Not Applicable
One Franklin Parkway             Compliance        Officer since 2004
San Mateo, CA 94403-1906         Officer and       and Vice President
                                 Vice President    - AML Compliance
                                 - AML             since 2006
                                 Compliance

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance,
Franklin Resources, Inc. (1994-2001).

LAURA F. FERGERSON (1962)        Chief             Since March 2009      Not Applicable            Not Applicable
One Franklin Parkway             Executive
San Mateo, CA 94403-1906         Officer -
                                 Finance and
                                 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant
Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin
Templeton Services, LLC (1997-2003).

ALIYA S. GORDON (1973)           Vice President    Since March 2009      Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).


                               56 | Annual Report

                                                                         NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                     LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION           TIME SERVED           BY BOARD MEMBER*      OTHER DIRECTORSHIPS HELD
-------------------              ---------------   ------------------    -----------------------   ------------------------
DAVID P. GOSS (1947)             Vice President    Since 2000            Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

STEVEN J. GRAY (1955)            Vice President    Since                 Not Applicable            Not Applicable
One Franklin Parkway                               August 2009
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.;
and officer of 45 of the investment companies in Franklin Templeton Investments.

RUPERT H. JOHNSON, JR. (1940)    Vice President    Since 1996            Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.
and Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments.

CHRISTOPHER J. MOLUMPHY (1962)   President and     Since 2002            Not Applicable            Not Applicable
One Franklin Parkway             Chief Executive
San Mateo, CA 94403-1906         Officer -
                                 Investment
                                 Management

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional,
LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of six of the investment companies in
Franklin Templeton Investments.

MARK H. OTANI (1968)             Treasurer,        Since March 2009      Not Applicable            Not Applicable
One Franklin Parkway             Chief Financial
San Mateo, CA 94403-1906         Officer and
                                 Chief
                                 Accounting
                                 Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Fund Accounting Operations, Franklin Templeton Investments; and officer of 14 of the investment companies in Franklin Templeton Investments.

ROBERT C. ROSSELOT (1960)        Secretary and     Secretary since       Not Applicable            Not Applicable
500 East Broward Blvd.           Vice President    2004 and Vice
Suite 2100                                         President since
Fort Lauderdale, FL 33394-3091                     August 2009

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice
President and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust
International of the South; and officer of 45 of the investment companies in Franklin Templeton Investments.


                               Annual Report | 57

                                                                         NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                     LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION           TIME SERVED           BY BOARD MEMBER*      OTHER DIRECTORSHIPS HELD
-------------------              ---------------   ------------------    -----------------------   ------------------------
KAREN L. SKIDMORE (1952)         Vice President    Since                 Not Applicable            Not Applicable
One Franklin Parkway                               August 2009
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin
Templeton Investments.

CRAIG S. TYLE (1960)             Vice President    Since 2005            Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of
Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner,
Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor. Gregory E. Johnson is considered to be interested person of the Fund under the federal securities laws due to his position as officer and director Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED EACH OF ANN TORRE BATES AND DAVID W. NIEMIEC AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MS. BATES AND MR. NIEMIEC QUALIFY AS SUCH AN EXPERT IN VIEW OF THEIR EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MS. BATES HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2008. SHE CURRENTLY SERVES AS A DIRECTOR OF SLM CORPORATION AND ALLIED CAPITAL CORPORATION AND WAS FORMERLY THE EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER OF NHP INCORPORATED AND VICE PRESIDENT AND TREASURER OF US AIRWAYS, INC. MR. NIEMIEC HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2005, CURRENTLY SERVES AS AN ADVISOR TO SARATOGA PARTNERS AND WAS FORMERLY ITS MANAGING DIRECTOR FROM 1998 TO 2001. MR. NIEMIEC IS A DIRECTOR OF EMERITUS CORPORATION AND OSI PHARMACEUTICALS, INC. AND VARIOUS PRIVATE COMPANIES, AND WAS FORMERLY MANAGING DIRECTOR OF SBC WARBURG DILLON READ FROM 1997 TO 1998, AND WAS VICE CHAIRMAN FROM 1991 TO 1997 AND CHIEF FINANCIAL OFFICER FROM 1982 TO 1997 OF DILLON, READ & CO. INC. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MS. BATES AND MR. NIEMIEC HAVE EACH ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MS. BATES AND MR. NIEMIEC ARE INDEPENDENT BOARD MEMBERS AS THAT TERM IS DEFINED UNDER THE APPLICABLE U.S. SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) DIAL BEN/(800) 342-5236 TO REQUEST THE SAI.


                               58 | Annual Report

Templeton Income Trust

SHAREHOLDER INFORMATION

TEMPLETON GLOBAL TOTAL RETURN FUND

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                               Annual Report | 59

                       This page intentionally left blank.

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund Mutual Quest Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND

Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH

Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL

Mutual Global Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL

Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME

Franklin Adjustable U.S. Government Securities Fund(3)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(3)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(3)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(4) NATIONAL

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(5)

LIMITED-/INTERMEDIATE-TERM

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(6)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(6)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(8)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(4.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(5.) The fund invests primarily in insured municipal securities.

(6.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(7.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/17/09.

(8.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

04/09                                              Not part of the annual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)   One Franklin Parkway
                                           San Mateo, CA 94403-1906

SIGN UP FOR EDELIVERY
Log onto franklintempleton.com and click "My Profile"

ANNUAL REPORT AND SHAREHOLDER LETTER

TEMPLETON GLOBAL TOTAL RETURN FUND

INVESTMENT MANAGER
Franklin Advisers, Inc.

PRINCIPAL UNDERWRITER
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

407 A2009 10/09



AUGUST 31, 2009

ANNUAL REPORT
AND SHAREHOLDER LETTER

A series of Templeton Income Trust

                                    (GRAPHIC)

SIGN UP FOR EDELIVERY
Log onto franklintempleton.com
and click "My Profile"

                                                                    FIXED INCOME

                                    TEMPLETON
                             INTERNATIONAL BOND FUND

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      Franklin - TEMPLETON - Mutual Series

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                   (GRAPHIC)

Not part of the annual report

Contents

SHAREHOLDER LETTER ........................................................    1
ANNUAL REPORT
Templeton International Bond Fund .........................................    3
Performance Summary .......................................................    9
Your Fund's Expenses ......................................................   14
Financial Highlights and Statement of Investments .........................   16
Financial Statements ......................................................   30
Notes to Financial Statements .............................................   34
Report of Independent Registered Public Accounting Firm ...................   46
Tax Designation ...........................................................   47
Board Members and Officers ................................................   49
Shareholder Information ...................................................   54

Shareholder Letter

Dear Shareholder:

The one-year period ended August 31, 2009, was an extraordinary time for investors and those of us who have worked in financial markets for many years. Global economies experienced a synchronized recession that began in 2008 with the U.S. subprime mortgage and credit crises. Despite coordinated efforts by many governments to address spreading liquidity and credit problems, deteriorating economic conditions and mounting uncertainty contributed to record-high market volatility. Later in the period some economic data offered a better outlook, certain countries began to emerge from recession and global markets rallied beginning in March.

Amid recent events, we think it is important to put short-term market developments in perspective. Keep in mind that as daunting as current conditions may be, we have navigated through past periods of high market volatility by remaining committed to our long-term perspective and disciplined investment philosophy. During such times, we search for bargains that we believe may be well positioned to become eventual winners. Although conditions remain challenging, our experience gives us reason to be optimistic about the prospects for further market stabilization and economic recovery.

Templeton International Bond Fund's annual report goes into greater detail about prevailing conditions during the period under review. In addition, the portfolio manager discusses investment decisions and Fund performance for the period. You will also find performance data and financial information. Please remember that all securities markets fluctuate, as do mutual fund share prices.

             NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                       Not part of the annual report | 1

If you would like more frequent updates, franklintempleton.com provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely articles, and find helpful financial planning tools. We hope you will take advantage of these online services.

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy developed more than 50 years ago. As always, we encourage you to discuss your goals with your financial advisor who can address concerns about volatility and diversification, periodically review your overall portfolio and help you stay focused on the long term. We firmly believe that most people benefit from professional advice, and that advice is invaluable as investors navigate current market conditions.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ Christopher J. Molumphy

Christopher J. Molumphy, CFA
President and Chief Executive Officer - Investment Management
Templeton Income Trust

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF AUGUST 31, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                        2 | Not part of the annual report

Annual Report

Templeton International Bond Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton International Bond Fund seeks current income with capital appreciation and growth of income. The Fund invests predominantly in non-U.S. securities and, under normal market conditions, invests at least 80% of its net assets in "bonds." Bonds include debt securities of any maturity, such as bonds, notes, bills and debentures.

PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 8/31/09

                                   (PIE CHART)

Bonds                                       77.0%
Short-Term Investments & Other Net Assets   23.0%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

We are pleased to bring you Templeton International Bond Fund's annual report for the fiscal year ended August 31, 2009.

PERFORMANCE OVERVIEW

For the 12 months under review, Templeton International Bond Fund -Class A had a +13.63% cumulative total return. The Fund outperformed its benchmark, the Citigroup Non-U.S. World Government Bond Index (WGBI), which had cumulative total returns of +7.24% in local currency terms and +11.13% in U.S. dollar terms for the same period.(1) You can find more of the Fund's performance data in the Performance Summary beginning on page 9.

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The Citigroup Non-U.S. WGBI is market capitalization weighted and tracks total returns of government bonds in 22 developed countries globally excluding the U.S. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 20.


                                Annual Report | 3

WHAT IS A CURRENT ACCOUNT?

A current account is that part of the balance of payments where all of one country's international transactions in goods and services are recorded.

WHAT IS BALANCE OF PAYMENTS?

Balance of payments is a record of all of a country's exports and imports of goods and services, borrowing and lending with the rest of the world during a particular time period. It helps a country evaluate its competitive strengths and weaknesses and forecast the strength of its currency.

ECONOMIC AND MARKET OVERVIEW

The year under review consisted of two distinct halves. In the first half, the U.S. recession spread throughout the world as the financial crisis intensified, with economic activity and security prices falling sharply. Frozen credit markets and depressed consumer sentiment levels caused a steep drop in economic activity despite policymakers' best efforts. In addition to continued global interest rate easing, the U.S., eurozone and the U.K. implemented quantitative and credit easing policies, and governments worldwide boosted fiscal stimuli to counter the deepening global recession. Partially as a result of this coordinated global response, investor confidence began to improve in March, which gradually benefited economic activity through the increased flow of credit, especially in interbank lending and trade financing. Strong economic activity in China, the unfreezing of credit markets and the G20 meeting in April also gave investors confidence.(2) The turnaround led to a more favorable outlook that benefited the global economy through a shift in the inventory adjustment cycle and better corporate bond and equity market performance. Many investors appeared to believe the worst of the financial crisis was over, and by the end of the period there was substantial evidence that an economic recovery was under way. Greater risk appetite in the second half of the year benefited currency and developing bond markets as investors' outlook on the economy improved. Although financial markets and economic activity improved significantly from their very low levels, relative to the prior year, economic activity remained weak as deleveraging continued, global trade contracted and unemployment rose.

Inflation fell during the period as weak global growth led to lower prices for commodities, and slackening labor and capital markets pushed most other prices down gradually. Monetary easing in the eurozone continued, although at a slower pace than many economists would have preferred, given the recession's depth and lesser fiscal policy action compared with those of the U.S. In the first half of 2009 compared with the first half of 2008 (year-over-year), the eurozone's gross domestic product (GDP) contracted 4.8%, which was greater than the U.S. economy's 3.7% contraction.(3) Outside the eurozone, the economic slowdown was more severe in many emerging European countries. Central and eastern Europe was one of the regions most damaged by the financial crisis as it exposed those countries' external imbalances characterized by large foreign borrowing to finance substantial current account deficits. Several countries including Ukraine, Hungary and Latvia sought help from the International Monetary Fund
(IMF). Even Poland, which was in a comparatively strong position relative to its regional peers, took advantage of

(2.) The G20 is an informal forum that promotes open and constructive discussion between industrial and emerging market countries on key issues related to global economic stability. It is made up of the finance ministers and central bank governors of 19 countries and the European Union.

(3.) Source: Eurostat.


                                4 | Annual Report
the IMF's new, prequalified loan facility, though it did not draw on these resources.

In Asia, growth differed significantly between large economies with higher domestic demand and small economies more dependent on exports. The large economies, particularly China, India and Indonesia, were more resistant to the global recession as aggressive fiscal and monetary responses outweighed declining exports. Within these three countries, domestic demand was resilient and accounts for a bigger share of these economies. In contrast, the smaller economies suffered quick, severe downturns as their reliance on demand for exports made them very vulnerable to the global downturn. Exemplifying this dependence, production dropped more than export demand, allowing inventories to fall to levels more in line with reduced global consumption. However, even some of these very badly affected economies showed signs of improvement toward period-end. On the other hand, the Japanese economy was the weakest among the large, developed economies. GDP contracted an average of 6.5% year-over-year during the past three quarters due to subdued consumption, weak external demand and lackluster government spending.(4) Japan's trade balance worsened as the global recession and difficulties in obtaining credit negatively impacted machinery exports, an important sector for the economy.

INVESTMENT STRATEGY

We invest selectively in non-U.S. bonds around the world based upon our assessment of changing market, political and economic conditions. While seeking opportunities, we monitor various factors including changes in interest rates, currency exchange rates and credit risks.

MANAGER'S DISCUSSION

The Fund's total return was influenced by various factors, including interest rate developments, currency movements and exposure to sovereign debt markets.

INTEREST RATE STRATEGY

The Fund added duration exposure early in the period in countries where yields lagged the rally in developed government bond markets. Although deteriorating growth outlooks caused U.S. and eurozone treasuries to rally, delayed central bank rate cuts and investor risk aversion kept yields higher in developing government bond markets. In our view, this created an opportunity for the Fund to benefit if developing countries lowered interest rates

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 8/31/09

                               (PERFORMANCE GRAPH)

Americas               32.9%
Asia Pacific           30.5%
Other Europe           18.0%
EMU*                    5.4%
Middle East & Africa    5.2%
Supranationals**        1.1%
Other Net Assets        6.9%

*    The Fund's EMU investments were in France, Germany and the Netherlands.

** The Fund's supranational investment was denominated in the New Zealand dollar.

WHAT IS DURATION?

Duration is a measure of a bond's price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

(4.) Source: Economic and Social Research Institute.


                                Annual Report | 5

WHAT IS A CARRY TRADE?

Carry trade is a strategy in which an investor sells a certain currency with a relatively low interest rate and uses the funds to purchase a different currency yielding a higher interest rate. A trader using this strategy attempts to capture the difference between the rates.

similar to developed markets later in the period. Overall, the Fund's interest rate exposure was marginally positive for relative performance as the negative effect from being underweighted in U.K. and eurozone bonds was outweighed by select duration positioning. Among key interest rate positions that benefited performance, South Korea and Indonesia stood out in Asia as our large positions benefited from central bank easing. The Fund marginally benefited from its underweighted U.S. Treasury allocation as yields rose toward the end of the Fund's fiscal year after an initial rally. Toward period-end, the Fund reduced duration exposure in select economies where yields fell to historically low levels.

CURRENCY STRATEGY

The Fund's diversified currency exposure benefited relative performance. Currency markets performed very differently between the first and second halves of the year. Deleveraging, hedging currency risk and risk aversion led the U.S. dollar to strengthen against most currencies during the beginning of the year, but in the second half it lost those gains. For the period as a whole, the trade-weighted dollar rose 4.35% despite falling 10.23% from its peak in early March.(5) Weak U.S. domestic demand helped the current account deficit moderate during the year. This was enhanced by better terms of trade due to the significant drop in commodity prices. Despite this improvement, the dollar remained weak as investors focused on challenges the economy would likely face in financing the growing fiscal deficit, the weaker outlook for growth and loose monetary policy. Outside the U.S., the Fund benefited from exposure to the Mexican peso. The contrast between the first and second halves of the year was evident in the behavior of the peso. It fell 33.13% against the dollar to reach its all-time low.(6) However, the Fund's local market bond position was hedged during the period and so the poor performance did not adversely affect the Fund. As this occurred, and the peso was trading at distressed levels, we unhedged the bond position. Although the Mexican economy faced significant challenges, we viewed the valuations at the height of the crisis as reflecting a more dire outlook than we believed would likely unfold. The Fund benefited from its focus on underlying fundamentals as the Mexican peso appreciated 13.2% during the second half of the year.(6)

Among Asian currencies, the Fund benefited from its overweighted exposures to the Indonesian rupiah and the South Korean won. We added to both positions significantly following a sell-off that occurred early in the year and therefore benefited significantly as these currencies appreciated 18.9% and 22.8% in the second half of the year.(6) Although the Japanese yen was one of the Fund's largest currency exposures, our underweighted exposure to the yen

(5.) Source: Federal Reserve H10 Report.

(6.) Source: IDC/Exshare.


                                6 | Annual Report
detracted from relative performance, as it was one of the few currencies that appreciated strongly against the dollar for the period as a whole. Once again, differences between the first and second halves of the year were evident as the Fund held a large exposure to the yen that helped absolute performance throughout the first half of the year, benefiting from the rise in risk aversion as carry trades unwound and domestic investors repatriated international investments. However, in the second half of the year, we became wary of the yen's more expensive valuation as the economic outlook for Japan remained quite challenging. We reduced our exposure and even put on a net negative position at the very end of the period as a way to hedge against the risk of rising yields in the U.S. since such an increase would likely cause the interest rate differential to shift in the U.S.'s favor, which historically has a high correlation with the dollar strengthening against the yen. The Fund's underweighted New Zealand dollar and Singapore dollar exposures also detracted from relative performance while the Fund's Chinese yuan position helped the Fund. The net negative positions in the New Zealand and Singapore dollars were added because of expensive valuations relative to underlying fundamentals and as a hedge for the broader portfolio against a possible return of risk aversion. We continued to find several of the region's currencies attractive as relative growth and healthier fiscal and external balances should benefit them relative to the currencies of the leveraged developed world.

The euro ended the period close to the level where it began, depreciating 2.5% for the 12 months under review.(6) However, it was still one of the largest contributors to the Fund's relative performance because we positioned the Fund correctly for the weakness in the first half of the year followed by strength in the second. The Fund started its fiscal year very underweighted in the euro and benefited from the currency's continued fall from its all-time high in April 2008. However, we significantly reduced our net negative position toward the middle of the period when we viewed the euro as being at fair value against the dollar. We continued to prefer exposure to non-euro European currencies given what we believed were better valuations and better growth dynamics. However, the Swedish krona and Norwegian krone fell 9.6% and 9.8% against the U.S. dollar over the period and detracted from relative performance.(6) The Fund's overweighted exposure to the Egyptian pound and underweighted allocation to the British pound benefited relative performance, while the Fund's exposure to the Russian ruble detracted after the currency was allowed to weaken against its dual currency basket (45% euros and 55% U.S. dollars).

GLOBAL SOVEREIGN DEBT AND CREDIT STRATEGY

The Fund purchased investment-grade and lower-rated sovereign debt that typically compensates for greater credit risk by offering higher yields relative to U.S. and European benchmark Treasury securities. Improved risk appetite benefited

CURRENCY BREAKDOWN
8/31/09

                       % OF TOTAL
                       NET ASSETS
                       ----------
AMERICAS                  56.5%
U.S. Dollar               38.9%
Brazilian Real             7.2%
Chilean Peso               5.7%
Mexican Peso               4.3%
Peruvian Nuevo Sol         0.4%
ASIA PACIFIC              31.5%
South Korean Won          13.7%
Chinese Yuan              12.3%
Malaysian Ringgit          8.5%
Indonesian Rupiah          6.9%
Indian Rupee               4.6%
Australian Dollar          3.1%
Sri Lankan Rupee           2.3%
Vietnamese Dong            0.6%
Japanese Yen*             -5.2%
New Zealand Dollar*       -7.1%
Singaporean Dollar*       -8.2%
EUROPE                     9.9%
Swedish Krona             12.6%
Polish Zloty               8.4%
Russian Ruble              3.4%
Norwegian Krone            1.6%
Euro*                    -16.1%
MIDDLE EAST & AFRICA       2.1%
Israeli New Shekel         2.1%

* Holding is a negative percentage because of the Fund's holdings of forward currency exchange contracts.


                                Annual Report | 7
high yield products during the second half of the period, particularly sovereign bonds, following the G20 summit in April 2009. It was decided at the summit that the IMF would receive additional resources, and the IMF eased conditions to help countries in need of balance of payments support or access to liquidity. U.S. dollar-denominated emerging market debt posted a +5.37% total return during the period as measured by the J.P. Morgan (JPM) Emerging Markets Bond Index Global (EMBIG), but the Fund's return was even stronger as it added exposure to sovereign bonds following the initial sell-off.(7 )The index fell 28.83% from the beginning of the period to its low in late October, and rose 48.05% from that point to the end of the period.(7 )Our analysis indicated that sovereign spreads were at distressed levels, reflecting a higher probability of default than we thought was appropriate. In our opinion, most emerging market sovereign bonds were in much better positions than in previous crises and unlikely to suffer to the same extent as they have in the past. Despite these fundamentals, forced and panicked selling hit sovereign bonds, and so we sought to capitalize on this market inefficiency by adding exposure. Sovereign interest rate credit spreads fell 325 basis points from their peak in mid-March as most emerging economies were fairly well positioned entering the crisis.(8 )Regionally, Latin American sovereign debt had a +2.19% total return, Asian debt a +11.77% total return and central and eastern European debt a +5.70% total return.(7

Thank you for your continued participation in Templeton International Bond Fund. We look forward to serving your future investment needs.


/s/ Michael Hasenstab
Michael Hasenstab, Ph.D.
Portfolio Manager
Templeton International Bond Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

(7.) Source: (C) 2009 Morningstar. The JPM EMBIG tracks total returns for U.S.
     dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Local and regional bond market returns are based on subindexes of the JPM EMBIG.

(8.) Source: J.P. Morgan.


                                8 | Annual Report

Performance Summary as of 8/31/09

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: TBOAX)                    CHANGE   8/31/09   8/31/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.59    $10.52    $9.93
DISTRIBUTIONS (9/1/08-8/31/09)
Dividend Income                  $0.6787
Short-Term Capital Gain          $0.0010
   TOTAL                         $0.6797

CLASS C (SYMBOL: N/A)                      CHANGE   8/31/09   8/31/08
---------------------                      ------   -------   -------
Net Asset Value (NAV)                      +$0.59    $10.53    $9.94
DISTRIBUTIONS (9/1/08-8/31/09)
Dividend Income                  $0.6376
Short-Term Capital Gain          $0.0010
   TOTAL                         $0.6386

CLASS R (SYMBOL: N/A)                      CHANGE   8/31/09   8/31/08
---------------------                      ------   -------   -------
Net Asset Value (NAV)                      +$0.59    $10.52    $9.93
DISTRIBUTIONS (9/1/08-8/31/09)
Dividend Income                  $0.6535
Short-Term Capital Gain          $0.0010
   TOTAL                         $0.6545

ADVISOR CLASS (SYMBOL: N/A)                CHANGE   8/31/09   8/31/08
---------------------------                ------   -------   -------
Net Asset Value (NAV)                      +$0.58    $10.53    $9.95
DISTRIBUTIONS (9/1/08-8/31/09)
Dividend Income                  $0.7057
Short-Term Capital Gain          $0.0010
   TOTAL                         $0.7067


                                Annual Report | 9

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                          1-YEAR   INCEPTION (12/3/07)
-------                                         -------   -------------------
Cumulative Total Return(2)                       +13.63%         +16.45%
Average Annual Total Return(3)                    +8.81%          +6.46%
Value of $10,000 Investment(4)                  $10,881         $11,154
Avg. Ann. Total Return (9/30/09)(5)              +13.48%          +7.91%
   Total Annual Operating Expenses(6)
      Without Waiver                    2.95%
      With Waiver                       1.08%

CLASS C                                         1-YEAR    INCEPTION (12/3/07)
-------                                         -------   -------------------
Cumulative Total Return(2)                       +13.15%         +15.87%
Average Annual Total Return(3)                   +12.15%          +8.81%
Value of $10,000 Investment(4)                  $11,215         $11,587
Avg. Ann. Total Return (9/30/09)(5)              +17.07%         +10.16%
   Total Annual Operating Expenses(6)
      Without Waiver                    3.30%
      With Waiver                       1.43%

CLASS R                                          1-YEAR   INCEPTION (12/3/07)
-------                                         -------   -------------------
Cumulative Total Return(2)                       +13.34%         +16.02%
Average Annual Total Return(3)                   +13.34%          +8.89%
Value of $10,000 Investment(4)                  $11,334         $11,602
Avg. Ann. Total Return (9/30/09)(5)              +18.16%         +10.25%
   Total Annual Operating Expenses(6)
      Without Waiver                    3.15%
      With Waiver                       1.28%

ADVISOR CLASS                                   1-YEAR    INCEPTION (12/3/07)
-------------                                   -------   -------------------
Cumulative Total Return(2)                       +13.82%         +17.04%
Average Annual Total Return(3)                   +13.82%          +9.44%
Value of $10,000 Investment(4)                  $11,382         $11,704
Avg. Ann. Total Return (9/30/09)(5)              +18.78%         +10.80%
   Total Annual Operating Expenses(6)
      Without Waiver                    2.65%
      With Waiver                       0.78%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.

THE INVESTMENT MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO WAIVE OR LIMIT THEIR RESPECTIVE FEES AND TO ASSUME AS THEIR OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND SO THAT COMMON EXPENSES (I.E., A COMBINATION OF INVESTMENT MANAGEMENT FEES, FUND ADMINISTRATION FEES, AND OTHER EXPENSES, BUT EXCLUDING RULE 12B-1 FEES AND ACQUIRED FUND FEES AND EXPENSES) FOR EACH CLASS OF THE FUND DO NOT EXCEED 0.74% (OTHER THAN CERTAIN NONROUTINE EXPENSES OR COSTS, INCLUDING THOSE RELATING TO LITIGATION, INDEMNIFICATION, REORGANIZATIONS AND LIQUIDATIONS) UNTIL 12/31/09.


                               10 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (12/3/07-8/31/09)

                               (PERFORMANCE GRAPH)

                TEMPLETON INTERNATIONAL   CITIGROUP NON-US WORLD
DATE              BOND FUND - CLASS A      GOVERNMENT BOND INDEX     CPI
----            -----------------------   ----------------------   -------
12/3/2007               $ 9,579                   $10,000          $10,000
12/31/2007              $ 9,542                   $ 9,935          $ 9,993
1/31/2008               $ 9,802                   $10,332          $10,043
2/29/2008               $10,048                   $10,617          $10,072
3/31/2008               $10,123                   $11,021          $10,159
4/30/2008               $ 9,999                   $10,626          $10,221
5/31/2008               $ 9,901                   $10,464          $10,307
6/30/2008               $ 9,702                   $10,501          $10,411
7/31/2008               $ 9,814                   $10,518          $10,466
8/31/2008               $ 9,816                   $10,223          $10,424
9/30/2008               $ 9,701                   $10,054          $10,409
10/31/2008              $ 9,441                   $ 9,799          $10,304
11/30/2008              $ 9,443                   $10,117          $10,107
12/31/2008              $10,043                   $10,940          $10,002
1/31/2009               $ 9,857                   $10,426          $10,046
2/28/2009               $ 9,142                   $10,047          $10,096
3/31/2009               $ 9,792                   $10,312          $10,120
4/30/2009               $10,379                   $10,375          $10,146
5/31/2009               $10,696                   $10,851          $10,175
6/30/2009               $10,733                   $10,873          $10,262
7/31/2009               $11,188                   $11,109          $10,246
8/31/2009               $11,154                   $11,362          $10,269
Total Returns             11.54%                    13.62%            2.69%

AVERAGE ANNUAL TOTAL RETURN

CLASS A                     8/31/09
-------                     -------
1-Year                       +8.81%
Since Inception (12/3/07)    +6.46%

CLASS C (12/3/07-8/31/09)

                               (PERFORMANCE GRAPH)

                TEMPLETON INTERNATIONAL   CITIGROUP NON-US WORLD
DATE              BOND FUND - CLASS C      GOVERNMENT BOND INDEX     CPI
----            -----------------------   ----------------------   -------
12/3/2007               $10,000                   $10,000          $10,000
12/31/2007              $ 9,971                   $ 9,935          $ 9,993
1/31/2008               $10,244                   $10,332          $10,043
2/29/2008               $10,491                   $10,617          $10,072
3/31/2008               $10,566                   $11,021          $10,159
4/30/2008               $10,444                   $10,626          $10,221
5/31/2008               $10,338                   $10,464          $10,307
6/30/2008               $10,118                   $10,501          $10,411
7/31/2008               $10,242                   $10,518          $10,466
8/31/2008               $10,241                   $10,223          $10,424
9/30/2008               $10,108                   $10,054          $10,409
10/31/2008              $ 9,834                   $ 9,799          $10,304
11/30/2008              $ 9,844                   $10,117          $10,107
12/31/2008              $10,455                   $10,940          $10,002
1/31/2009               $10,269                   $10,426          $10,046
2/28/2009               $ 9,520                   $10,047          $10,096
3/31/2009               $10,180                   $10,312          $10,120
4/30/2009               $10,798                   $10,375          $10,146
5/31/2009               $11,123                   $10,851          $10,175
6/30/2009               $11,156                   $10,873          $10,262
7/31/2009               $11,626                   $11,109          $10,246
8/31/2009               $11,587                   $11,362          $10,269
Total Returns             15.87%                    13.62%            2.69%

AVERAGE ANNUAL TOTAL RETURN

CLASS C                     8/31/09
-------                     -------
1-Year                      +12.15%
Since Inception (12/3/07)    +8.81%


                               Annual Report | 11

AVERAGE ANNUAL TOTAL RETURN

CLASS R                     8/31/09
-------                     -------
1-Year                      +13.34%
Since Inception (12/3/07)    +8.89%

CLASS R (12/3/07-8/31/09)

                               (PERFORMANCE GRAPH)

                TEMPLETON INTERNATIONAL   CITIGROUP NON-US WORLD
DATE              BOND FUND - CLASS R      GOVERNMENT BOND INDEX     CPI
----            -----------------------   ----------------------   -------
12/3/2007               $10,000                   $10,000          $10,000
12/31/2007              $ 9,961                   $ 9,935          $ 9,993
1/31/2008               $10,233                   $10,332          $10,043
2/29/2008               $10,491                   $10,617          $10,072
3/31/2008               $10,567                   $11,021          $10,159
4/30/2008               $10,436                   $10,626          $10,221
5/31/2008               $10,330                   $10,464          $10,307
6/30/2008               $10,122                   $10,501          $10,411
7/31/2008               $10,236                   $10,518          $10,466
8/31/2008               $10,237                   $10,223          $10,424
9/30/2008               $10,115                   $10,054          $10,409
10/31/2008              $ 9,843                   $ 9,799          $10,304
11/30/2008              $ 9,843                   $10,117          $10,107
12/31/2008              $10,467                   $10,940          $10,002
1/31/2009               $10,271                   $10,426          $10,046
2/28/2009               $ 9,523                   $10,047          $10,096
3/31/2009               $10,197                   $10,312          $10,120
4/30/2009               $10,806                   $10,375          $10,146
5/31/2009               $11,133                   $10,851          $10,175
6/30/2009               $11,168                   $10,873          $10,262
7/31/2009               $11,640                   $11,109          $10,246
8/31/2009               $11,602                   $11,362          $10,269
Total Returns             16.02%                    13.62%            2.69%

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS               8/31/09
-------------               -------
1-Year                      +13.82%
Since Inception (12/3/07)    +9.44%

ADVISOR CLASS (12/3/07-8/31/09)

                               (PERFORMANCE GRAPH)

                 TEMPLETON INTERNATIONAL    CITIGROUP NON-US WORLD
DATE            BOND FUND - ADVISOR CLASS    GOVERNMENT BOND INDEX     CPI
----            -------------------------   ----------------------   -------
12/3/2007                $10,000                    $10,000          $10,000
12/31/2007               $ 9,971                    $ 9,935          $ 9,993
1/31/2008                $10,244                    $10,332          $10,043
2/29/2008                $10,491                    $10,617          $10,072
3/31/2008                $10,571                    $11,021          $10,159
4/30/2008                $10,454                    $10,626          $10,221
5/31/2008                $10,354                    $10,464          $10,307
6/30/2008                $10,149                    $10,501          $10,411
7/31/2008                $10,268                    $10,518          $10,466
8/31/2008                $10,283                    $10,223          $10,424
9/30/2008                $10,155                    $10,054          $10,409
10/31/2008               $ 9,886                    $ 9,799          $10,304
11/30/2008               $ 9,891                    $10,117          $10,107
12/31/2008               $10,521                    $10,940          $10,002
1/31/2009                $10,329                    $10,426          $10,046
2/28/2009                $ 9,583                    $10,047          $10,096
3/31/2009                $10,265                    $10,312          $10,120
4/30/2009                $10,883                    $10,375          $10,146
5/31/2009                $11,216                    $10,851          $10,175
6/30/2009                $11,257                    $10,873          $10,262
7/31/2009                $11,737                    $11,109          $10,246
8/31/2009                $11,704                    $11,362          $10,269
Total Returns              17.04%                     13.62%            2.69%


                               12 | Annual Report

ENDNOTES

CHANGES IN INTEREST RATES WILL AFFECT THE VALUE OF THE FUND'S PORTFOLIO AND ITS SHARE PRICE AND YIELD. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. THE FUND'S USE OF DERIVATIVES AND FOREIGN CURRENCY TECHNIQUES INVOLVE SPECIAL RISKS AS SUCH TECHNIQUES MAY NOT ACHIEVE THE ANTICIPATED BENEFITS AND/OR MAY RESULT IN LOSSES TO THE FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:  Shares are available to certain eligible investors as described in the prospectus.

(1.) If the manager and administrator had not waived fees, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(5.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(6.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(7.) Source: (C) 2009 Morningstar. The Citigroup Non-U.S. World Government Bond
     Index is market capitalization weighted and tracks total returns of government bonds in 22 developed countries globally excluding the U.S. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               Annual Report | 13

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               14 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                              BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                                 VALUE 3/1/09      VALUE 8/31/09   PERIOD* 3/1/09-8/31/09
                                              -----------------   --------------   ----------------------
CLASS A
Actual                                              $1,000           $1,220.10             $5.71
Hypothetical (5% return before expenses)            $1,000           $1,020.06             $5.19

CLASS C
Actual                                              $1,000           $1,217.10             $7.77
Hypothetical (5% return before expenses)            $1,000           $1,018.20             $7.07

CLASS R
Actual                                              $1,000           $1,218.30             $6.93
Hypothetical (5% return before expenses)            $1,000           $1,018.95             $6.31

ADVISOR CLASS
Actual                                              $1,000           $1,221.40             $4.14
Hypothetical (5% return before expenses)            $1,000           $1,021.48             $3.77

* Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.02%; C: 1.39%; R:
     1.24%; and Advisor: 0.74%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                               Annual Report | 15

Templeton Income Trust

FINANCIAL HIGHLIGHTS

TEMPLETON INTERNATIONAL BOND FUND

                                                              YEAR ENDED AUGUST 31,
                                                              ---------------------
CLASS A                                                          2009     2008(a)
-------                                                        -------    -------
PER SHARE OPERATING PERFORMANCE
   (for a share outstanding throughout the year)
Net asset value, beginning of year ........................    $  9.93    $ 10.00
                                                               -------    -------
Income from investment operations(b):
   Net investment income(c) ...............................       0.45       0.29
   Net realized and unrealized gains (losses) .............       0.82      (0.04)
                                                               -------    -------
Total from investment operations ..........................       1.27       0.25
                                                               -------    -------
Less distributions from:
   Net investment income and net foreign currency gains ...      (0.68)     (0.32)
   Net realized gains .....................................         --(d)      --
                                                               -------    -------
Total distributions .......................................      (0.68)     (0.32)
                                                               -------    -------
Redemption fees(e) ........................................         --        --d
                                                               -------    -------
Net asset value, end of year ..............................    $ 10.52    $  9.93
                                                               =======    =======
Total return(f) ...........................................      13.63%      2.48%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by affiliates .........       2.01%      2.89%
Expenses net of waiver and payments by affiliates .........       1.02%      1.05%
Net investment income .....................................       4.61%      3.90%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ...........................    $20,379    $13,777
Portfolio turnover rate ...................................      74.81%     14.76%

(a) For the period December 3, 2007 (commencement of operations) to August 31, 2008.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                               16 | Annual Report

Templeton Income Trust

TEMPLETON INTERNATIONAL BOND FUND

                                                              YEAR ENDED AUGUST 31,
                                                              ---------------------
CLASS C                                                         2009     2008(a)
-------                                                        ------    -------
PER SHARE OPERATING PERFORMANCE
   (for a share outstanding throughout the year)
Net asset value, beginning of year ........................    $ 9.94    $10.00
                                                               ------    ------
Income from investment operations(b):
   Net investment income(c) ...............................      0.42      0.28
   Net realized and unrealized gains (losses) .............      0.81     (0.04)
                                                               ------    ------
Total from investment operations ..........................      1.23      0.24
                                                               ------    ------
Less distributions from:
   Net investment income and net foreign currency gains ...     (0.64)    (0.30)
   Net realized gains .....................................        --(d)     --
                                                               ------    ------
Total distributions .......................................     (0.64)    (0.30)
                                                               ------    ------
Redemption fees(e) ........................................        --        --(d)
                                                               ------    ------
Net asset value, end of year ..............................    $10.53    $ 9.94
                                                               ======    ======
Total return(f) ...........................................     13.15%     2.41%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by affiliates .........      2.38%     3.23%
Expenses net of waiver and payments by affiliates .........      1.39%     1.39%
Net investment income .....................................      4.24%     3.55%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ...........................    $6,433    $2,041
Portfolio turnover rate ...................................     74.81%    14.76%

(a) For the period December 3, 2007 (commencement of operations) to August 31, 2008.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 17

Templeton Income Trust

TEMPLETON INTERNATIONAL BOND FUND

                                                              YEAR ENDED AUGUST 31,
                                                              ---------------------
CLASS R                                                         2009     2008(a)
-------                                                        ------    -------
PER SHARE OPERATING PERFORMANCE
   (for a share outstanding throughout the year)
Net asset value, beginning of year ........................    $ 9.93    $10.00
                                                               ------    ------
Income from investment operations(b):
   Net investment income(c) ...............................      0.44      0.29
   Net realized and unrealized gains (losses) .............      0.80     (0.05)
                                                               ------    ------
Total from investment operations ..........................      1.24      0.24
                                                               ------    ------
Less distributions from:
   Net investment income and net foreign currency gains ...     (0.65)    (0.31)
   Net realized gains .....................................        --(d)     --
                                                               ------    ------
Total distributions .......................................     (0.65)    (0.31)
                                                               ------    ------
Redemption fees(e) ........................................        --        --(d)
                                                               ------    ------
Net asset value, end of year ..............................    $10.52    $ 9.93
                                                               ======    ======
Total return(f) ...........................................     13.34%     2.37%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by affiliates .........      2.23%     3.08%
Expenses net of waiver and payments by affiliates .........      1.24%     1.24%
Net investment income .....................................      4.39%     3.70%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ...........................    $  284    $  203
Portfolio turnover rate ...................................     74.81%    14.76%

(a) For the period December 3, 2007 (commencement of operations) to August 31, 2008.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                               18 | Annual Report

Templeton Income Trust

TEMPLETON INTERNATIONAL BOND FUND

                                                              YEAR ENDED AUGUST 31,
                                                              ---------------------
ADVISOR CLASS                                                   2009     2008(a)
-------------                                                  ------    -------
PER SHARE OPERATING PERFORMANCE
   (for a share outstanding throughout the year)
Net asset value, beginning of year ........................    $ 9.95    $10.00
                                                               ------    ------
Income from investment operations(b):
   Net investment income(c) ...............................      0.50      0.34
   Net realized and unrealized gains (losses) .............      0.79     (0.06)
                                                               ------    ------
Total from investment operations ..........................      1.29      0.28
                                                               ------    ------
Less distributions from:
   Net investment income and net foreign currency gains ...     (0.71)    (0.33)
   Net realized gains .....................................        --(d)     --
                                                               ------    ------
Total distributions .......................................     (0.71)    (0.33)
                                                               ------    ------
Redemption fees(e) ........................................        --        --(d)
                                                               ------    ------
Net asset value, end of year ..............................    $10.53    $ 9.95
                                                               ======    ======
Total return(f) ...........................................     13.82%     2.83%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by affiliates .........      1.73%     2.58%
Expenses net of waiver and payments by affiliates .........      0.74%     0.74%
Net investment income .....................................      4.89%     4.20%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ...........................    $4,159    $  160
Portfolio turnover rate ...................................     74.81%    14.76%

(a) For the period December 3, 2007 (commencement of operations) to August 31, 2008.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f)  Total return is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 19

Templeton Income Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2009

      TEMPLETON INTERNATIONAL BOND FUND                                          PRINCIPAL AMOUNT(a)       VALUE
      -----------------------------------------------------------------------   --------------------   ------------
      BONDS 77.0%
      ARGENTINA 1.1%
(b,c) Government of Argentina, senior bond, FRN, 0.943%, 8/03/12 ............       1,353,000          $    354,486
                                                                                                       ------------
      AUSTRALIA 4.7%
      New South Wales Treasury Corp., senior note, 5.50%, 3/01/17 ...........         296,000    AUD        242,998
      Queensland Treasury Corp.,
         11, 6.00%, 6/14/11 .................................................         925,000    AUD        798,030
         13, 6.00%, 8/14/13 .................................................         208,000    AUD        178,114
         17, 6.00%, 9/14/17 .................................................         100,000    AUD         84,518
  (d) 144A, 7.125%, 9/18/17 .................................................         230,000    NZD        162,861
                                                                                                       ------------
                                                                                                          1,466,521
                                                                                                       ------------
      BRAZIL 6.4%
      Nota Do Tesouro Nacional,
         9.609%, 1/01/12 ....................................................             665(e) BRL        345,074
         9.609%, 1/01/17 ....................................................             650(e) BRL        300,882
  (f) Index Linked, 6.00%, 5/15/15 ..........................................           1,395(e) BRL      1,343,539
                                                                                                       ------------
                                                                                                          1,989,495
                                                                                                       ------------
      CANADA 2.0%
      Province of Manitoba, 6.375%, 9/01/15 .................................          20,000    NZD         13,599
      Province of Ontario, 6.25%, 6/16/15 ...................................         901,000    NZD        619,979
                                                                                                       ------------
                                                                                                            633,578
                                                                                                       ------------
      FRANCE 2.0%
      Government of France, 4.00%, 4/25/18 ..................................         424,000    EUR        637,811
                                                                                                       ------------
      GERMANY 1.8%
      KfW Bankengruppe, senior note,
         7.25%, 2/22/10 .....................................................         474,000    NZD        331,142
         6.375%, 2/17/15 ....................................................         130,000    NZD         90,277
      Landwirtschaftliche Rentenbank, senior note, 8.50%, 2/22/16 ...........       1,825,000    MXN        130,845
                                                                                                       ------------
                                                                                                            552,264
                                                                                                       ------------
      HUNGARY 2.7%
      Government of Hungary,
         3.50%, 7/18/16 .....................................................          25,000    EUR         31,320
         4.375%, 7/04/17 ....................................................         150,000    EUR        193,675
         5.75%, 6/11/18 .....................................................         395,000    EUR        561,395
         senior note, 3.875%, 2/24/20 .......................................          55,000    EUR         64,112
                                                                                                       ------------
                                                                                                            850,502
                                                                                                       ------------
      INDONESIA 7.1%
      Government of Indonesia,
         FR31, 11.00%, 11/15/20 .............................................     418,000,000    IDR         42,090
         FR34, 12.80%, 6/15/21 ..............................................   1,751,000,000    IDR        194,556
         FR35, 12.90%, 6/15/22 ..............................................   1,670,000,000    IDR        186,798
         FR40, 11.00%, 9/15/25 ..............................................   1,060,000,000    IDR        105,159
         FR42, 10.25%, 7/15/27 ..............................................   5,447,000,000    IDR        498,498


                               20 | Annual Report

Templeton Income Trust

      TEMPLETON INTERNATIONAL BOND FUND                                          PRINCIPAL AMOUNT(a)       VALUE
      -----------------------------------------------------------------------   --------------------   ------------
      BONDS (CONTINUED)
      INDONESIA (CONTINUED)
      Government of Indonesia, (continued)
         FR43, 10.25%, 7/15/22 ..............................................      95,000,000    IDR   $      8,972
         FR44, 10.00%, 9/15/24 ..............................................      63,000,000    IDR          5,750
         FR46, 9.50%, 7/15/23 ...............................................   2,590,000,000    IDR        229,323
         FR47, 10.00%, 2/15/28 ..............................................   4,502,000,000    IDR        401,964
         FR49, 9.00%, 9/15/13 ...............................................     340,000,000    IDR         33,309
  (d) senior bond, 144A, 8.50%, 10/12/35 ....................................         100,000               114,000
  (d) senior bond, 144A, 7.75%, 1/17/38 .....................................         100,000               103,375
  (d) senior note, 144A, 11.625%, 3/04/19 ...................................         210,000               283,937
                                                                                                       ------------
                                                                                                          2,207,731
                                                                                                       ------------
      ISRAEL 1.0%
  (g) Government of Israel, 2680, 7.00%, 4/29/11 ............................       1,060,000    ILS        298,825
                                                                                                       ------------
      MALAYSIA 0.9%
      Government of Malaysia,
         4.032%, 9/15/09 ....................................................          20,000    MYR          5,684
         3.644%, 8/25/10 ....................................................          90,000    MYR         25,959
         3.756%, 4/28/11 ....................................................         260,000    MYR         75,507
         3.833%, 9/28/11 ....................................................         530,000    MYR        154,377
         3.814%, 2/15/17 ....................................................          55,000    MYR         15,484
                                                                                                       ------------
                                                                                                            277,011
                                                                                                       ------------
      MEXICO 6.4%
      Government of Mexico,
         9.00%, 12/20/12 ....................................................             800(h) MXN          6,391
         8.00%, 12/19/13 ....................................................           2,300(h) MXN         17,686
         8.00%, 12/17/15 ....................................................          25,000(h) MXN        190,269
         8.00%, 12/07/23 ....................................................          53,000(h) MXN        381,648
         10.00%, 12/05/24 ...................................................          34,000(h) MXN        288,208
         10.00%, 11/20/36 ...................................................          40,000(h) MXN        332,038
         M 20, 7.50%, 6/03/27 ...............................................         117,000(h) MXN        786,046
                                                                                                       ------------
                                                                                                          2,002,286
                                                                                                       ------------
      NETHERLANDS 1.6%
      Government of the Netherlands, 4.00%, 7/15/18 .........................         345,000    EUR        515,405
                                                                                                       ------------
      NORWAY 1.6%
      Government of Norway, 6.00%, 5/16/11 ..................................       2,745,000    NOK        484,342
                                                                                                       ------------
      POLAND 9.3%
      Government of Poland,
         4.75%, 4/25/12 .....................................................       4,160,000    PLN      1,437,202
         5.75%, 4/25/14 .....................................................         370,000    PLN        130,115
         6.25%, 10/24/15 ....................................................         305,000    PLN        109,572
         5.75%, 9/23/22 .....................................................       1,500,000    PLN        506,762
  (i) 0112, Strip, 1/25/12 ..................................................         780,000    PLN        242,364
      senior note, 6.375%, 7/15/19 ..........................................         440,000               472,058
                                                                                                       ------------
                                                                                                          2,898,073
                                                                                                       ------------


                               Annual Report | 21

Templeton Income Trust

      TEMPLETON INTERNATIONAL BOND FUND                                          PRINCIPAL AMOUNT(a)       VALUE
      -----------------------------------------------------------------------   --------------------   ------------
      BONDS (CONTINUED)
      QATAR 0.6%
  (d) Government of Qatar, senior note, 144A, 6.55%, 4/09/19 ................         170,000          $    182,759
                                                                                                       ------------
      RUSSIA 3.5%
      Government of Russia,
  (d) 144A, 7.50%, 3/31/30 ..................................................         610,560               626,953
  (j) senior bond, Reg S, 7.50%, 3/31/30 ....................................         456,000               468,244
                                                                                                       ------------
                                                                                                          1,095,197
                                                                                                       ------------
      SOUTH AFRICA 3.0%
      Government of South Africa,
         5.25%, 5/16/13 .....................................................          50,000    EUR         74,307
         4.50%, 4/05/16 .....................................................         100,000    EUR        139,359
         6.875%, 5/27/19 ....................................................         455,000               490,808
         senior note, 6.50%, 6/02/14 ........................................          25,000                27,222
         senior note, 5.875%, 5/30/22 .......................................         200,000               200,250
                                                                                                       ------------
                                                                                                            931,946
                                                                                                       ------------
      SOUTH KOREA 11.5%
      Korea Treasury Bond,
         0400-1206, 4.00%, 6/10/12 ..........................................     925,550,000    KRW        734,244
         0475-1112, 4.75%, 12/10/11 .........................................     155,600,000    KRW        125,632
         0500-1609, 5.00%, 9/10/16 ..........................................      16,000,000    KRW         12,587
         0525-1209, 5.25%, 9/10/12 ..........................................     816,000,000    KRW        665,538
         0525-1303, 5.25%, 3/10/13 ..........................................      24,750,000    KRW         20,146
         0525-2703, 5.25%, 3/10/27 ..........................................      27,280,000    KRW         20,994
         0550-1106, 5.50%, 6/10/11 ..........................................     250,880,000    KRW        205,188
         0550-1709, 5.50%, 9/10/17 ..........................................     336,840,000    KRW        270,893
         0550-2803, 5.50%, 3/10/28 ..........................................     220,000,000    KRW        174,721
         0575-1309, 5.75%, 9/10/13 ..........................................     220,000,000    KRW        181,739
         0575-1809, 5.75%, 9/10/18 ..........................................   1,096,900,000    KRW        898,033
         senior note, 7.125%, 4/16/19 .......................................         260,000               294,895
                                                                                                       ------------
                                                                                                          3,604,610
                                                                                                       ------------
      SRI LANKA 2.3%
      Government of Sri Lanka, A,
         8.50%, 1/15/13 .....................................................      13,400,000    LKR        103,619
         13.50%, 2/01/13 ....................................................      13,100,000    LKR        116,642
         11.25%, 7/15/14 ....................................................      34,600,000    LKR        284,803
         11.00%, 8/01/15 ....................................................      26,300,000    LKR        211,973
                                                                                                       ------------
                                                                                                            717,037
                                                                                                       ------------
  (k) SUPRANATIONAL 1.1%
      Corporacion Andina De Fomento, 8.125%, 6/04/19 ........................         240,000               278,508
      European Investment Bank, senior note, 1612/37, 6.50%, 9/10/14 ........         110,000    NZD         77,960
                                                                                                       ------------
                                                                                                            356,468
                                                                                                       ------------
      SWEDEN 4.4%
      Government of Sweden, 5.25%, 3/15/11 ..................................       9,175,000    SEK      1,372,924
                                                                                                       ------------


                               22 | Annual Report

Templeton Income Trust

      TEMPLETON INTERNATIONAL BOND FUND                                          PRINCIPAL AMOUNT(a)       VALUE
      -----------------------------------------------------------------------   --------------------   ------------
      BONDS (CONTINUED)
      UNITED ARAB EMIRATES 0.6%
  (d) Emirate of Abu Dhabi, 144A, 6.75%, 4/08/19 ............................         170,000          $    187,901
                                                                                                       ------------
      VENEZUELA 1.4%
      Government of Venezuela,
          10.75%, 9/19/13 ...................................................         305,000               292,800
  (j) senior bond, Reg S, 5.375%, 8/07/10 ...................................         165,000               160,050
                                                                                                       ------------
                                                                                                            452,850
                                                                                                       ------------
      TOTAL BONDS (COST $22,851,409) ........................................                            24,070,022
                                                                                                       ------------
      SHORT TERM INVESTMENTS 16.1%
      FOREIGN GOVERNMENT AND AGENCY SECURITIES (COST $139,153) 0.5%
      MALAYSIA 0.5%
      Government of Malaysia, 3.869%, 4/13/10 ...............................         490,000    MYR        140,739
                                                                                                       ------------
      TOTAL INVESTMENTS BEFORE MONEY MARKET FUNDS (COST $22,990,562) ........                            24,210,761
                                                                                                       ------------

                                                                                       SHARES
                                                                                --------------------
      MONEY MARKET FUNDS (COST $4,891,245) 15.6%
      UNITED STATES 15.6%
  (l) Institutional Fiduciary Trust Money Market Portfolio, 0.00% ...........       4,891,245             4,891,245
                                                                                                       ------------
      TOTAL INVESTMENTS (COST $27,881,807) 93.1% ............................                            29,102,006
      OTHER ASSETS, LESS LIABILITIES 6.9% ...................................                             2,153,847
                                                                                                       ------------
      NET ASSETS 100.0% .....................................................                          $ 31,255,853
                                                                                                       ============

(a)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(b)  The coupon rate shown represents the rate at period end.

(c) The principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

(d) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At August 31, 2009, the aggregate value of these securities was $1,661,786, representing 5.32% of net assets.

(e)  Principal amount is stated in 1,000 Brazilian Real Units.

(f)  Redemption price at maturity is adjusted for inflation. See Note 1(f).

(g)  A portion or all of the security purchased on a delayed delivery basis. See
     Note 1(c).

(h)  Principal amount is stated in 100 Mexican Peso Units.

(i)  The security is traded on a discount basis with no stated coupon rate.

(j) Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At August 31, 2009, the aggregate value of these securities was $628,294, representing 2.01% of net assets.

(k) A supranational organization is an entity formed by two or more central governments through international treaties.

(l) See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


                               Annual Report | 23

Templeton Income Trust

TEMPLETON INTERNATIONAL BOND FUND

At August 31, 2009, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

                                                                                SETTLEMENT   UNREALIZED    UNREALIZED
CURRENCY                 COUNTERPARTY  TYPE     QUANTITY    CONTRACT AMOUNT(a)     DATE     APPRECIATION  DEPRECIATION
--------                 ------------  ----  -------------  ------------------  ----------  ------------  ------------
Vietnamese Dong .......      DBAB      Buy   3,221,163,740     1,919,953 MXN      9/08/09   $     36,847  $        --
Chinese Yuan ..........      JPHQ      Buy         193,000        20,104 EUR      9/18/09             --         (576)
Chinese Yuan ..........      HSBC      Buy         721,800        75,379 EUR      9/23/09             --       (2,432)
Chinese Yuan ..........      DBAB      Buy         481,000        50,302 EUR      9/23/09             --       (1,722)
Malaysian Ringgit .....      HSBC      Buy         404,752       109,230          9/23/09          5,591           --
Chinese Yuan ..........      JPHQ      Buy         536,000        55,232 EUR      9/24/09             --         (741)
Russian Ruble .........      BZWS      Buy       3,554,352       169,097 AUD      9/24/09             --      (31,366)
Russian Ruble .........      BZWS      Buy       2,016,848        96,943 AUD      9/28/09             --      (18,666)
Vietnamese Dong .......      HSBC      Buy     326,243,438        26,492 AUD     10/07/09             --       (4,135)
Malaysian Ringgit .....      DBAB      Buy         157,442        44,356         10/09/09            276           --
Chinese Yuan ..........      HSBC      Buy         107,710        23,272 AUD     10/13/09             --       (3,827)
Malaysian Ringgit .....      DBAB      Buy          67,946        19,137         10/13/09            121           --
Chinese Yuan ..........      HSBC      Buy         472,423        50,130 EUR     10/15/09             --       (2,742)
Chinese Yuan ..........      HSBC      Buy         474,727        50,771 EUR     10/16/09             --       (3,325)
Chinese Yuan ..........      HSBC      Buy         183,786        39,026 AUD     10/19/09             --       (5,939)
Chinese Yuan ..........      HSBC      Buy         636,308        68,329 EUR     10/19/09             --       (4,856)
Chinese Yuan ..........      HSBC      Buy         393,000        56,771         10/21/09            739           --
Japanese Yen ..........      CITI      Buy      36,638,420       276,594 EUR     10/21/09             --       (2,785)
Japanese Yen ..........      CITI      Sell     36,638,420       294,677 EUR     10/21/09         28,714           --
Chinese Yuan ..........      HSBC      Buy         568,068        82,126         10/23/09          1,002           --
Chinese Yuan ..........      HSBC      Buy         968,175       139,223         10/26/09          2,452           --
Chinese Yuan ..........      HSBC      Buy         578,604        82,599         10/27/09          2,069           --
Japanese Yen ..........      UBSW      Buy      29,715,833       255,994 EUR     10/28/09             --      (47,640)
Japanese Yen ..........      UBSW      Sell     29,715,833       238,979 EUR     10/28/09         23,242           --
Chinese Yuan ..........      JPHQ      Buy      17,444,500     2,510,000         11/18/09         43,433           --
Euro ..................      DBAB      Sell         90,000    10,894,050 JPY     11/18/09             --      (11,930)
Euro ..................      DBAB      Buy          90,000    11,580,750 JPY     11/18/09          4,547           --
Indonesian Rupiah .....      JPHQ      Buy     518,000,000        37,604         11/18/09         12,960           --
Malaysian Ringgit .....      DBAB      Buy       3,078,275       850,000         11/18/09         21,219           --
Russian Ruble .........      DBAB      Buy      28,602,500       850,000         11/18/09         32,628           --
Japanese Yen ..........      JPHQ      Buy     152,255,100     1,601,000         11/18/09         35,781           --
Japanese Yen ..........      JPHQ      Sell    149,593,985     1,601,000         11/18/09             --       (7,173)
Euro ..................      DBAB      Sell         37,905        47,981         11/19/09             --       (6,369)
Euro ..................      UBSW      Sell         94,682       119,195         11/20/09             --      (16,561)
Russian Ruble .........      JPHQ      Buy         420,000         9,397 EUR     11/20/09             --         (520)
Indonesian Rupiah .....      HSBC      Buy     576,000,000        37,564         11/23/09         18,599           --
Euro ..................      UBSW      Sell         56,661        70,603         11/24/09             --      (10,639)
Euro ..................      DBAB      Sell         21,713        27,174         11/25/09             --       (3,959)
Euro ..................      DBAB      Sell         21,877        28,549         11/30/09             --       (2,818)
New Zealand Dollar ....      UBSW      Sell        175,451       107,666         11/30/09             --      (11,906)
New Zealand Dollar ....      DBAB      Sell        174,395       107,314         11/30/09             --      (11,538)
New Zealand Dollar ....      CITI      Sell         99,257        61,007         11/30/09             --       (6,637)
Swedish Krona .........      BZWS      Buy         446,080        43,497 EUR     11/30/09            336           --
Mexican Peso ..........      CITI      Sell        884,000        65,252         12/01/09             --         (172)


                               24 | Annual Report

Templeton Income Trust

TEMPLETON INTERNATIONAL BOND FUND

                                                                                SETTLEMENT   UNREALIZED    UNREALIZED
CURRENCY                 COUNTERPARTY  TYPE     QUANTITY    CONTRACT AMOUNT(a)     DATE     APPRECIATION  DEPRECIATION
--------                 ------------  ----  -------------  ------------------  ----------  ------------  ------------
New Zealand Dollar ....      BZWS      Sell        290,866       179,755         12/02/09   $         --  $   (18,445)
New Zealand Dollar ....      DBAB      Sell         75,222        45,755         12/02/09             --       (5,502)
New Zealand Dollar ....      FBCO      Sell         24,823        15,353         12/02/09             --       (1,563)
Chinese Yuan ..........      HSBC      Buy         265,000        28,773 EUR     12/04/09             --       (2,455)
Chinese Yuan ..........      HSBC      Buy         210,000        28,728         12/04/09          2,019           --
Malaysian Ringgit .....      JPHQ      Buy         315,576        85,789         12/04/09          3,472           --
Indonesian Rupiah .....      JPHQ      Buy   3,556,000,000       254,000         12/07/09         91,698           --
Euro ..................      UBSW      Sell          4,392         5,553         12/08/09             --         (744)
Chinese Yuan ..........      HSBC      Buy         316,001        44,696         12/14/09          1,576           --
Chinese Yuan ..........      JPHQ      Buy         157,553        22,348         12/14/09            723           --
Chinese Yuan ..........      JPHQ      Buy         316,135        44,842         12/15/09          1,451           --
Chinese Yuan ..........      HSBC      Buy         317,225        44,842         12/15/09          1,610           --
Chinese Yuan ..........      HSBC      Buy         371,083        52,729         12/16/09          1,610           --
Malaysian Ringgit .....      JPHQ      Buy         187,321        52,729         12/16/09            233           --
Chinese Yuan ..........      HSBC      Buy         130,906        18,516         12/17/09            654           --
Malaysian Ringgit .....      JPHQ      Buy          66,286        18,516         12/17/09            225           --
Mexican Peso ..........      DBAB      Sell      1,767,862       128,088         12/17/09             --       (2,465)
Chinese Yuan ..........      HSBC      Buy         393,711        55,547         12/18/09          2,107           --
Malaysian Ringgit .....      JPHQ      Buy          79,321        22,219         12/21/09            204           --
Malaysian Ringgit .....      HSBC      Buy          51,503        14,812         12/23/09             --         (254)
Malaysian Ringgit .....      HSBC      Buy          58,271        16,664         12/28/09             --         (196)
Euro ..................      DBAB      Sell        196,400       275,402          1/04/10             --       (6,178)
Euro ..................      DBAB      Sell         86,000       119,282          1/11/10             --       (4,015)
Euro ..................      UBSW      Sell         80,000       110,758          1/11/10             --       (3,936)
Malaysian Ringgit .....      DBAB      Buy         157,442        44,325          1/11/10            150           --
Euro ..................      UBSW      Sell         32,570        45,767          1/13/10             --         (928)
Euro ..................      CITI      Sell         32,570        45,789          1/13/10             --         (906)
Mexican Peso ..........      DBAB      Sell      1,263,000        90,821          1/13/10             --       (2,108)
Euro ..................      BZWS      Sell         40,087        56,322          1/14/10             --       (1,150)
Euro ..................      DBAB      Sell        105,000       146,671          1/15/10             --       (3,864)
Euro ..................      UBSW      Sell         42,592        59,518          1/15/10             --       (1,545)
Euro ..................      JPHQ      Sell         22,549        31,445          1/15/10             --         (883)
Euro ..................      CITI      Sell         48,798        68,688          1/19/10             --       (1,272)
Euro ..................      BZWS      Sell         32,570        45,875          1/19/10             --         (820)
Mexican Peso ..........      DBAB      Sell        303,633        22,289          1/20/10             --          (31)
Mexican Peso ..........      DBAB      Buy         303,633        20,467          1/20/10          1,852           --
Mexican Peso ..........      HSBC      Sell      4,515,918       331,412          1/21/10             --         (502)
Mexican Peso ..........      HSBC      Buy       4,515,918       307,010          1/21/10         24,903           --
Euro ..................      DBAB      Sell         81,000       114,904          1/25/10             --       (1,221)
Euro ..................      UBSW      Sell         57,624        81,963          1/25/10             --         (649)
Euro ..................      CITI      Sell        111,900       159,773          1/27/10             --         (651)
Mexican Peso ..........      DBAB      Sell        167,000        12,344          1/27/10             80           --
New Zealand Dollar ....      DBAB      Sell        488,000       315,834          1/28/10             --      (15,400)
Euro ..................      DBAB      Sell        516,000       729,330          1/29/10             --      (10,425)
Euro ..................      UBSW      Sell         86,000       120,680          1/29/10             --       (2,613)
Mexican Peso ..........      CITI      Sell        892,000        65,434          1/29/10             --          (56)


                               Annual Report | 25

Templeton Income Trust

TEMPLETON INTERNATIONAL BOND FUND

                                                                                SETTLEMENT   UNREALIZED    UNREALIZED
CURRENCY                 COUNTERPARTY  TYPE     QUANTITY    CONTRACT AMOUNT(a)     DATE     APPRECIATION  DEPRECIATION
--------                 ------------  ----  -------------  ------------------  ----------  ------------  ------------
Mexican Peso ..........      DBAB      Sell        290,000        21,282          1/29/10   $         --  $        (9)
New Zealand Dollar ....      UBSW      Sell        117,412        76,424          1/29/10             --       (3,265)
Singapore Dollar ......      HSBC      Sell        818,000       545,501          1/29/10             --      (21,627)
Singapore Dollar ......      BZWS      Sell        205,000       136,231          1/29/10             --       (5,897)
Singapore Dollar ......      UBSW      Sell        205,000       136,250          1/29/10             --       (5,879)
New Zealand Dollar ....      DBAB      Sell        179,187        90,586          2/02/10             --      (30,997)
Singapore Dollar ......      HSBC      Sell        205,000       136,424          2/02/10             --       (5,703)
Singapore Dollar ......      BZWS      Sell         82,000        54,558          2/02/10             --       (2,293)
Mexican Peso ..........      CITI      Buy       2,982,100       198,763          2/03/10         20,032           --
Mexican Peso ..........      CITI      Sell      2,982,100       219,587          2/03/10            791           --
New Zealand Dollar ....      DBAB      Sell        186,524        93,131          2/03/10             --      (33,421)
Singapore Dollar ......      HSBC      Sell        257,000       170,652          2/03/10             --       (7,526)
Euro ..................      DBAB      Sell        462,000       653,896          2/04/10             --       (8,435)
Mexican Peso ..........      UBSW      Sell      2,000,000       146,690          2/04/10             --          (30)
Mexican Peso ..........      HSBC      Buy       2,510,000       165,742          2/04/10         18,391           --
Mexican Peso ..........      UBSW      Buy       2,000,000       132,253          2/04/10         14,466           --
Mexican Peso ..........      HSBC      Sell      2,510,000       184,163          2/04/10             30           --
Singapore Dollar ......      HSBC      Sell        258,000       170,369          2/04/10             --       (8,501)
Mexican Peso ..........      DBAB      Sell      1,989,739       147,881          2/05/10          1,934           --
Singapore Dollar ......      HSBC      Sell        206,000       136,437          2/05/10             --       (6,381)
Singapore Dollar ......      JPHQ      Sell        162,000       107,605          2/08/10             --       (4,707)
Singapore Dollar ......      JPHQ      Sell        206,000       136,804          2/09/10             --       (6,012)
Euro ..................      UBSW      Sell        172,000       243,997          2/11/10             --       (2,581)
Singapore Dollar ......      BZWS      Sell         81,500        54,638          2/11/10             --       (1,864)
Malaysian Ringgit .....      DBAB      Buy         272,835        75,161          2/12/10          1,825           --
New Zealand Dollar ....      HSBC      Sell         20,321        10,555          2/12/10             --       (3,224)
South Korean Won ......      HSBC      Buy     121,000,000        88,971          2/12/10          7,764           --
Malaysian Ringgit .....      HSBC      Buy          69,000        18,922          2/17/10            544           --
New Zealand Dollar ....      HSBC      Sell         27,121        13,566          2/22/10             --       (4,811)
Malaysian Ringgit .....      JPHQ      Buy         900,000       242,424          2/25/10         11,415           --
Chilean Peso ..........      DBAB      Buy      91,511,875       150,266          3/12/10         16,413           --
Indian Rupee ..........      DBAB      Buy       5,455,800       204,261 NZD      3/15/10             --      (27,649)
Singapore Dollar ......      DBAB      Sell        148,000        96,235          3/18/10             --       (6,362)
Singapore Dollar ......      DBAB      Sell        222,000       144,610          3/19/10             --       (9,286)
Singapore Dollar ......      DBAB      Sell        295,000       192,398          3/22/10             --      (12,102)
Singapore Dollar ......      UBSW      Sell        268,000       176,449          3/23/10             --       (9,334)
Australian Dollar .....      BZWS      Sell         32,950        22,411          3/24/10             --       (4,891)
Singapore Dollar ......      JPHQ      Sell         73,000        48,380          3/31/10             --       (2,225)
Indian Rupee ..........      DBAB      Buy       2,207,000        42,652          4/09/10          1,995           --
Indian Rupee ..........      DBAB      Buy       4,732,000        91,387          4/12/10          4,322           --
Indian Rupee ..........      JPHQ      Buy       3,179,000        60,935          4/13/10          3,358           --
Indian Rupee ..........      JPHQ      Buy       3,120,000        60,926          4/15/10          2,166           --
Indian Rupee ..........      DBAB      Buy       1,094,000        21,326          4/19/10            791           --
Indian Rupee ..........      JPHQ      Buy       1,559,000        30,557          4/19/10            961           --
Malaysian Ringgit .....      JPHQ      Buy          57,051        15,759          4/19/10            313           --
Malaysian Ringgit .....      JPHQ      Buy         163,000        45,395          4/20/10            521           --


                               26 | Annual Report

Templeton Income Trust

TEMPLETON INTERNATIONAL BOND FUND

                                                                                SETTLEMENT   UNREALIZED    UNREALIZED
CURRENCY                 COUNTERPARTY  TYPE     QUANTITY    CONTRACT AMOUNT(a)     DATE     APPRECIATION  DEPRECIATION
--------                 ------------  ----  -------------  ------------------  ----------  ------------  ------------
Chilean Peso ..........      CITI      Buy     134,651,000       229,506          4/23/10   $     15,920  $        --
Chilean Peso ..........      CITI      Buy     131,482,000       224,311          4/26/10         15,351           --
Indian Rupee ..........      DBAB      Buy       2,216,000        42,762          4/26/10          2,017           --
Chilean Peso ..........      CITI      Buy     104,344,000       177,682          4/27/10         12,516           --
Chilean Peso ..........      JPHQ      Buy     103,971,000       177,683          4/27/10         11,836           --
Indian Rupee ..........      JPHQ      Buy         316,000         6,106          4/27/10            280           --
Chilean Peso ..........      CITI      Buy     167,590,000       284,292          4/28/10         21,197           --
Chilean Peso ..........      UBSW      Buy      20,984,000        35,536          4/28/10          2,714           --
Indian Rupee ..........      JPHQ      Buy       1,569,000        30,555          4/28/10          1,146           --
Peruvian Nuevo Sol ....      DBAB      Buy         178,448        57,536          4/29/10          2,555           --
Indian Rupee ..........      JPHQ      Buy       1,570,000        30,545          4/30/10          1,172           --
Peruvian Nuevo Sol ....      DBAB      Buy          70,000        23,404          5/10/10            164           --
Peruvian Nuevo Sol ....      DBAB      Buy         130,618        42,563          5/18/10          1,408           --
Indian Rupee ..........      DBAB      Buy       3,003,000        61,187          6/01/10             --         (647)
Indian Rupee ..........      HSBC      Buy          89,000         1,835          6/02/10             --          (41)
Indian Rupee ..........      HSBC      Buy         441,000         9,188          6/03/10             --         (298)
Indian Rupee ..........      HSBC      Buy       2,941,000        61,194          6/04/10             --       (1,914)
Poland Zloty ..........      DBAB      Buy         259,000        56,934 EUR      6/04/10          7,099           --
Indian Rupee ..........      DBAB      Buy       1,470,000        30,587          6/07/10             --         (962)
Poland Zloty ..........      DBAB      Buy         245,000        53,373 EUR      6/07/10          7,390           --
Indian Rupee ..........      DBAB      Buy         742,000        15,394          6/08/10             --         (442)
Indian Rupee ..........      HSBC      Buy         590,000        12,228          6/08/10             --         (338)
Poland Zloty ..........      CITI      Buy          98,000        21,278 EUR      6/08/10          3,056           --
Mexican Peso ..........      DBAB      Sell      1,448,433       103,841          6/09/10             --         (525)
Indian Rupee ..........      DBAB      Buy         599,000        12,312          6/10/10             --         (243)
Indian Rupee ..........      BZWS      Buy         895,000        18,454          6/11/10             --         (421)
Indian Rupee ..........      HSBC      Buy         600,000        12,308          6/11/10             --         (219)
Indian Rupee ..........      DBAB      Buy       1,499,000        30,774          6/16/10             --         (580)
Indian Rupee ..........      DBAB      Buy       1,365,000        27,688          6/21/10             --         (201)
Indian Rupee ..........      JPHQ      Buy       1,388,000        28,154          6/22/10             --         (206)
Swedish Krona .........      CITI      Buy       4,902,115       447,000 EUR      6/22/10         48,164           --
Indian Rupee ..........      DBAB      Buy       2,100,000        42,224          6/24/10             57           --
Indian Rupee ..........      HSBC      Buy       1,410,000        28,144          6/25/10            243           --
Swedish Krona .........      UBSW      Buy         962,000        86,489 EUR      6/28/10         11,215           --
Swedish Krona .........      UBSW      Buy         699,000        63,081 EUR      6/29/10          7,809           --
Chilean Peso ..........      DBAB      Buy     226,696,000       430,000          7/02/10             --      (16,542)
Indian Rupee ..........      DBAB      Buy      21,061,400       430,000          7/06/10             --       (6,246)
Indian Rupee ..........      DBAB      Buy       1,394,000        28,145          7/09/10             --         (102)
Indian Rupee ..........      JPHQ      Buy       1,395,000        28,142          7/09/10             --          (79)
Indian Rupee ..........      DBAB      Buy         704,000        14,066          7/12/10             94           --
Indian Rupee ..........      JPHQ      Buy         847,000        16,887          7/12/10            149           --
Malaysian Ringgit .....      DBAB      Buy         157,210        44,063          7/12/10            153           --
Malaysian Ringgit .....      JPHQ      Buy          53,000        14,765          7/13/10            141           --
Malaysian Ringgit .....      DBAB      Buy         124,120        34,911          7/19/10             --           --(b)
Malaysian Ringgit .....      DBAB      Buy       1,514,460       428,055          7/30/10             --       (2,227)
New Zealand Dollar ....      DBAB      Sell        291,211       187,394          7/30/10             --       (7,560)
South Korean Won ......      DBAB      Buy   1,081,200,000       869,132          7/30/10             --       (6,277)


                               Annual Report | 27

Templeton Income Trust

TEMPLETON INTERNATIONAL BOND FUND

                                                                                SETTLEMENT   UNREALIZED    UNREALIZED
CURRENCY                 COUNTERPARTY  TYPE     QUANTITY    CONTRACT AMOUNT(a)     DATE     APPRECIATION  DEPRECIATION
--------                 ------------  ----  -------------  ------------------  ----------  ------------  ------------
New Zealand Dollar ....      DBAB      Sell        290,103       186,348          8/03/10   $         --  $    (7,799)
New Zealand Dollar ....      BZWS      Sell        113,563        72,908          8/03/10             --       (3,093)
New Zealand Dollar ....      DBAB      Sell        114,936        73,433          8/04/10             --       (3,480)
New Zealand Dollar ....      BZWS      Sell         57,220        36,735          8/04/10             --       (1,555)
New Zealand Dollar ....      HSBC      Sell        656,000       424,301          8/05/10             --      (14,643)
New Zealand Dollar ....      CITI      Sell        288,096       188,134          8/05/10             --       (4,637)
New Zealand Dollar ....      DBAB      Sell         85,464        55,705          8/05/10             --       (1,480)
New Zealand Dollar ....      CITI      Sell        112,825        73,733          8/06/10             --       (1,754)
New Zealand Dollar ....      FBCO      Sell         56,308        36,671          8/06/10             --       (1,003)
New Zealand Dollar ....      FBCO      Sell        235,056       154,549          8/09/10             --       (2,679)
New Zealand Dollar ....      CITI      Sell        111,326        73,192          8/09/10             --       (1,273)
New Zealand Dollar ....      DBAB      Sell        111,828        73,560          8/09/10             --       (1,241)
New Zealand Dollar ....      FBCO      Sell        110,249        73,220          8/11/10             --         (513)
New Zealand Dollar ....      DBAB      Sell        229,511       149,564          8/12/10             --       (3,916)
New Zealand Dollar ....      DBAB      Sell         58,000        37,648          8/13/10             --       (1,135)
New Zealand Dollar ....      DBAB      Sell         62,000        40,926          8/16/10             --         (521)
Brazilian Real ........      DBAB      Buy         109,000     5,293,803 JPY      8/17/10             --       (2,889)
Israeli Shekel ........      CITI      Buy         414,000       109,252          8/17/10             --         (131)
Japanese Yen ..........      UBSW      Sell     15,167,000       159,895          8/17/10             --       (3,822)
Brazilian Real ........      DBAB      Buy          81,000     3,900,150 JPY      8/18/10             --       (1,791)
Japanese Yen ..........      JPHQ      Sell      7,537,000        79,951          8/18/10             --       (1,407)
Brazilian Real ........      DBAB      Buy         121,000     5,687,726 JPY      8/19/10             --       (1,195)
Israeli Shekel ........      CITI      Buy         414,000       109,070          8/19/10             51           --
Israeli Shekel ........      DBAB      Buy          41,000        10,801          8/19/10              6           --
Japanese Yen ..........      HSBC      Sell      7,502,000        79,741          8/19/10             --       (1,242)
Euro ..................      UBSW      Sell        170,000       239,641          8/20/10             --       (3,998)
Israeli Shekel ........      CITI      Buy         158,900        41,574          8/20/10            308           --
Japanese Yen ..........      DBAB      Sell      7,530,000        79,735          8/20/10             --       (1,552)
Japanese Yen ..........      BZWS      Sell      7,521,000        79,859          8/20/10             --       (1,331)
Euro ..................      UBSW      Sell        170,000       240,458          8/23/10             --       (3,179)
Israeli Shekel ........      CITI      Buy         271,200        71,121          8/23/10            360           --
Japanese Yen ..........      CITI      Sell     15,026,000       159,711          8/23/10             --       (2,509)
Japanese Yen ..........      FBCO      Sell     14,916,000       159,713          8/23/10             --       (1,320)
Japanese Yen ..........      JPHQ      Sell     14,994,000       159,710          8/24/10             --       (2,169)
Japanese Yen ..........      BZWS      Sell     14,944,000       159,709          8/24/10             --       (1,630)
New Zealand Dollar ....      FBCO      Sell        101,146        66,694          8/24/10             --         (877)
Japanese Yen ..........      DBAB      Sell      7,432,000        79,854          8/25/10             --         (386)
New Zealand Dollar ....      DBAB      Sell        101,000        67,519          8/27/10             63           --
Swedish Krona .........      DBAB      Buy      11,117,000     1,096,351 EUR      8/30/10             --       (9,346)
Brazilian Real ........      DBAB      Buy          81,000     3,784,563 JPY      8/31/10             --         (659)
Japanese Yen ..........      JPHQ      Sell      7,449,000        79,856          9/01/10             --         (582)
Brazilian Real ........      DBAB      Buy         121,000     5,594,677 JPY      9/02/10             --       (1,292)
Japanese Yen ..........      HSBC      Sell      7,370,000        79,846          9/02/10            123           --
                                                                                            ------------  -----------
   Unrealized appreciation (depreciation) ................................................       687,912     (686,862)
                                                                                            ------------  -----------
      Net unrealized appreciation (depreciation) .........................................  $      1,050
                                                                                            ============

(a)  In U.S. Dollars unless otherwise indicated.

(b)  Amount rounds to less than $1.00.


                               28 | Annual Report

Templeton Income Trust

TEMPLETON INTERNATIONAL BOND FUND

At August 31, 2009, the Fund had the following interest rate swap contracts outstanding. See Note 1(d).

                 PAY/RECEIVE   FIXED                                                 EXPIRATION   UNREALIZED    UNREALIZED
COUNTERPARTY    FLOATING RATE   RATE        FLOATING RATE        NOTIONAL AMOUNT(a)     DATE     APPRECIATION  DEPRECIATION
------------    -------------  -----  -------------------------  ------------------  ----------  ------------  ------------
CITI .......    Pay            8.00%  MXN Interbank Equilibrium
                                         Interest Rate                600,000 MXN     1/18/19        $--          $  (780)
CITI .......    Pay            8.07%  MXN Interbank Equilibrium
                                         Interest Rate              3,010,000 MXN     1/22/19                      (2,953)
                                                                                                     ---          -------
   Unrealized appreciation (depreciation) .....................................................       --           (3,733)
                                                                                                     ---          -------
      Net unrealized appreciation (depreciation) ..............................................      $--          $(3,733)
                                                                                                     ===          =======

See Abbreviations on page 45.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 29

Templeton Income Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2009

                                                                TEMPLETON
                                                              INTERNATIONAL
                                                                BOND FUND
                                                              -------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers .........................    $22,990,562
      Cost - Sweep Money Fund (Note 7) ....................      4,891,245
                                                               -----------
      Total cost of investments ...........................    $27,881,807
                                                               -----------
      Value - Unaffiliated issuers ........................    $24,210,761
      Value - Sweep Money Fund (Note 7) ...................      4,891,245
                                                               -----------
      Total value of investments ..........................     29,102,006
   Cash ...................................................      1,591,464
   Receivables:
      Investment securities sold ..........................         20,549
      Capital shares sold .................................        331,143
      Interest ............................................        444,362
      Affiliates ..........................................         99,367
   Unrealized appreciation on forward exchange contracts ..        687,912
   Other assets ...........................................             18
                                                               -----------
         Total assets .....................................     32,276,821
                                                               -----------
Liabilities:
   Payables:
      Investment securities purchased .....................        234,666
      Capital shares redeemed .............................         32,104
   Unrealized depreciation on forward exchange contracts ..        686,862
   Unrealized depreciation on swap contracts ..............          3,733
   Accrued expenses and other liabilities .................         63,603
                                                               -----------
         Total liabilities ................................      1,020,968
                                                               -----------
            Net assets, at value ..........................    $31,255,853
                                                               ===========
Net assets consist of:
   Paid-in capital ........................................    $30,262,023
   Undistributed net investment income ....................        348,376
   Net unrealized appreciation (depreciation) .............      1,206,661
   Accumulated net realized gain (loss) ...................       (561,207)
                                                               -----------
            Net assets, at value ..........................    $31,255,853
                                                               ===========

   The accompanying notes are an integral part of these financial statements.


                               30 | Annual Report

Templeton Income Trust

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
August 31, 2009

                                                                  TEMPLETON
                                                                INTERNATIONAL
                                                                  BOND FUND
                                                                -------------
CLASS A:
   Net assets, at value .....................................    $20,379,484
   Shares outstanding .......................................      1,937,321
   Net asset value per share(a) .............................    $     10.52
   Maximum offering price per share
      (net asset value per share / 95.75%) ..................    $     10.99
CLASS C:
   Net assets, at value .....................................    $ 6,433,261
   Shares outstanding .......................................        611,071
   Net asset value and maximum offering price per share(a) ..    $     10.53
CLASS R:
   Net assets, at value .....................................    $   283,628
   Shares outstanding .......................................         26,951
   Net asset value and maximum offering price per share .....    $     10.52
ADVISOR CLASS:
   Net assets, at value .....................................    $ 4,159,480
   Shares outstanding .......................................        395,073
   Net asset value and maximum offering price per share .....    $     10.53

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 31

Templeton Income Trust

STATEMENT OF OPERATIONS
for the year ended August 31, 2009

                                                                       TEMPLETON
                                                                     INTERNATIONAL
                                                                       BOND FUND
                                                                     -------------
Investment income:
   Dividends - Sweep Money Fund (Note 7) .........................    $     5,950
   Interest (net of foreign taxes of $24,964) ....................      1,076,279
                                                                      -----------
         Total investment income .................................      1,082,229
                                                                      -----------
Expenses:
   Management fees (Note 3a) .....................................         90,380
   Administrative fees (Note 3b) .................................         38,356
   Distribution fees: (Note 3c)
      Class A ....................................................         41,834
      Class C ....................................................         19,934
      Class R ....................................................          1,197
   Transfer agent fees (Note 3e) .................................         20,981
   Custodian fees (Note 4) .......................................         10,721
   Reports to shareholders .......................................         20,066
   Registration and filing fees ..................................         65,923
   Professional fees .............................................         52,359
   Trustees' fees and expenses ...................................          6,133
   Amortization of offering costs ................................         25,807
   Other .........................................................          2,226
                                                                      -----------
         Total expenses ..........................................        395,917
         Expense reductions (Note 4) .............................            (38)
         Expenses waived/paid by affiliates (Note 3f) ............       (191,045)
                                                                      -----------
            Net expenses .........................................        204,834
                                                                      -----------
               Net investment income .............................        877,395
                                                                      -----------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ................................................     (1,376,842)
      Foreign currency transactions ..............................      1,483,974
      Swap contracts .............................................          2,414
                                                                      -----------
               Net realized gain (loss) ..........................        109,546
                                                                      -----------
   Net change in unrealized appreciation (depreciation) on:
      Investments ................................................      1,714,145
      Translation of other assets and liabilities
         denominated in foreign currencies .......................       (251,058)
                                                                      -----------
               Net change in unrealized appreciation
                  (depreciation) .................................      1,463,087
                                                                      -----------
Net realized and unrealized gain (loss) ..........................      1,572,633
                                                                      -----------
Net increase (decrease) in net assets resulting from operations ..    $ 2,450,028
                                                                      ===========

   The accompanying notes are an integral part of these financial statements.


                               32 | Annual Report

Templeton Income Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                  TEMPLETON INTERNATIONAL
                                                                         BOND FUND
                                                                 -------------------------
                                                                   YEAR ENDED AUGUST 31,
                                                                 -------------------------
                                                                     2009        2008(a)
                                                                 -----------   -----------
Increase (decrease) in net assets:
   Operations:
      Net investment income ..................................   $   877,395   $   373,368
      Net realized gain (loss) from investments, foreign
         currency transactions, and swap contracts ...........       109,546        63,666
      Net change in unrealized appreciation (depreciation)
         on investments and translation of other assets and
         liabilities denominated in foreign currencies .......     1,463,087      (256,426)
                                                                 -----------   -----------
            Net increase (decrease) in net assets resulting
               from operations ...............................     2,450,028       180,608
                                                                 -----------   -----------
   Distributions to shareholders from:
      Net investment income and net foreign currency gains:
         Class A .............................................    (1,013,301)     (376,272)
         Class C .............................................      (186,387)      (38,958)
         Class R .............................................       (15,254)       (4,704)
         Advisor Class .......................................       (56,451)       (2,529)
      Net realized gains:
         Class A .............................................        (1,470)           --
         Class C .............................................          (267)           --
         Class R .............................................           (21)           --
         Advisor Class .......................................           (32)           --
                                                                 -----------   -----------
   Total distributions to shareholders .......................    (1,273,183)     (422,463)
                                                                 -----------   -----------
      Capital share transactions: (Note 2)
         Class A .............................................     5,730,786    13,961,058
         Class C .............................................     4,198,183     2,087,979
         Class R .............................................        63,989       209,719
         Advisor Class .......................................     3,905,077       163,408
                                                                 -----------   -----------
   Total capital share transactions ..........................    13,898,035    16,422,164
                                                                 -----------   -----------
   Redemption fees ...........................................            --           664
                                                                 -----------   -----------
            Net increase (decrease) in net assets ............    15,074,880    16,180,973
Net assets:
   Beginning of year .........................................    16,180,973            --
                                                                 -----------   -----------
   End of year ...............................................   $31,255,853   $16,180,973
                                                                 ===========   ===========
Undistributed net investment income included in net assets:
   End of year ...............................................   $   348,376   $    51,580
                                                                 ===========   ===========

(a) For the period December 3, 2007 (commencement of operations) to August 31, 2008.

 The accompanying notes are an integral part of these financial statements.


                               Annual Report | 33

Templeton Income Trust

NOTES TO FINANCIAL STATEMENTS

TEMPLETON INTERNATIONAL BOND FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Income Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of three separate funds. The Templeton International Bond Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value. Debt securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Investments in open-end mutual funds are valued at the closing net asset value.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.


                               34 | Annual Report

Templeton Income Trust

TEMPLETON INTERNATIONAL BOND FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. SECURITIES PURCHASED ON A DELAYED DELIVERY BASIS

The Fund may purchase securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

D. DERIVATIVE FINANCIAL INSTRUMENTS

The Fund may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.


                               Annual Report | 35

Templeton Income Trust

TEMPLETON INTERNATIONAL BOND FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. DERIVATIVE FINANCIAL INSTRUMENTS (CONTINUED)

Derivatives are marked to market daily based upon quotations from market makers or the Fund's independent pricing services and the Fund's net benefit or obligation under the contract, as measured by the fair market value of the contract, is included in net assets. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund enters into forward exchange contracts in order to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contacts, cash or securities may be required to be deposited as collateral.

The Fund enters into interest rate swap contracts generally in order to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. Pursuant to the terms of the interest rate swap contract, cash or securities may be required to be deposited as collateral. Any cash received may be invested according to the Fund's investment objectives.

See Note 10 regarding other derivative information.

E. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for the open tax year and as of August 31, 2009, and has determined that no provision for income tax is required in the Fund's financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.


                               36 | Annual Report

Templeton Income Trust

TEMPLETON INTERNATIONAL BOND FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds provide an inflation hedge through periodic increases or decreases in the security's interest accruals and principal redemption value, by amounts corresponding to the current rate of inflation. Any such adjustments, including adjustments to principal redemption value, are recorded as interest income.

G. OFFERING COSTS

Offering costs are amortized on a straight line basis over twelve months.

H. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                               Annual Report | 37

Templeton Income Trust

TEMPLETON INTERNATIONAL BOND FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

I. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any Fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the Fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

J. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At August 31, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                                    YEAR ENDED AUGUST 31,
                                      -------------------------------------------------
                                                2009                    2008(a)
                                      -----------------------   -----------------------
                                        SHARES       AMOUNT       SHARES       AMOUNT
                                      ---------   -----------   ---------   -----------
CLASS A SHARES:
   Shares sold ....................   1,074,478   $10,714,644   1,550,787   $15,599,411
   Shares issued in reinvestment of
      distributions ...............      43,613       427,098      13,336       134,656
   Shares redeemed ................    (567,554)   (5,410,956)   (177,339)   (1,773,009)
                                      ---------   -----------   ---------   -----------
   Net increase (decrease) ........     550,537   $ 5,730,786   1,386,784   $13,961,058
                                      =========   ===========   =========   ===========
CLASS C SHARES:
   Shares sold ....................     565,642   $ 5,763,164     263,956   $ 2,677,098
   Shares issued in reinvestment of
      distributions ...............      14,941       146,344       3,712        37,548
   Shares redeemed ................    (174,928)   (1,711,325)    (62,252)     (626,667)
                                      ---------   -----------   ---------   -----------
   Net increase (decrease) ........     405,655   $ 4,198,183     205,416   $ 2,087,979
                                      =========   ===========   =========   ===========
CLASS R SHARES:
   Shares sold ....................      10,147   $    97,081      24,908   $   255,322
   Shares issued in reinvestment of
      distributions ...............       1,547        15,147         434         4,397
   Shares redeemed ................      (5,183)      (48,239)     (4,902)      (50,000)
                                      ---------   -----------   ---------   -----------
   Net increase (decrease) ........       6,511   $    63,989      20,440   $   209,719
                                      =========   ===========   =========   ===========


                               38 | Annual Report

Templeton Income Trust

TEMPLETON INTERNATIONAL BOND FUND

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                 YEAR ENDED AUGUST 31,
                                      ------------------------------------------
                                               2009                 2008(a)
                                      ----------------------   -----------------
                                       SHARES       AMOUNT     SHARES    AMOUNT
                                      --------   -----------   ------   --------
ADVISOR CLASS SHARES:
   Shares sold ....................    568,964   $ 5,838,065   18,380   $186,464
   Shares issued in reinvestment of
      distributions ...............      2,639        26,313      196      1,965
   Shares redeemed ................   (192,599)   (1,959,301)  (2,507)   (25,021)
                                      --------   -----------   ------   --------
   Net increase (decrease) ........    379,004   $ 3,905,077   16,069   $163,408
                                      ========   ===========   ======   ========

(a) For the period December 3, 2007 (commencement of operations) to August 31, 2008.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                           AFFILIATION
----------                                                      ---------------------
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

ANNUALIZED
 FEE RATE                        NET ASSETS
----------   ---------------------------------------------------
  0.500%     Up to and including $200 million
  0.450%     Over $200 million, up to and including $1.3 billion
  0.400%     In excess of $1.3 billion

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services based of 0.20% per year of the average daily net assets of the Fund.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act.


                               Annual Report | 39

Templeton Income Trust

TEMPLETON INTERNATIONAL BOND FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

On December 1, 2008, the Trust's Board of Trustees approved a modification to the Class A distribution plan, for those funds that had a Class A compensation plan, changing the form of the plan from a compensation to a reimbursement distribution plan. Under the distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. This change was effective February 1, 2009. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. Prior to February 1, 2009, under the Fund's Class A compensation distribution plan, the Fund paid Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to a certain percentage per year of its average daily net assets.

In addition, under the Fund's Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ..   0.35%
Class C ..   0.65%
Class R ..   0.50%

The Board of Trustees has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid to unaffiliated
   brokers/dealers ..............................................   $13,590
Contingent deferred sales charges retained ......................   $ 2,768

E. TRANSFER AGENT FEES

For the year ended August 31, 2009, the Fund paid transfer agent fees of $20,981, of which $13,773 was retained by Investor Services.


                               40 | Annual Report

Templeton Income Trust

TEMPLETON INTERNATIONAL BOND FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

F. WAIVER AND EXPENSE REIMBURSEMENTS

FT Services and Advisers have agreed in advance to waive all or a portion of their respective fees and assume payment of other expenses, through December 31, 2009. Total expenses waived or paid are not subject to reimbursement by the Fund subsequent to the Fund's fiscal year end. After December 31, 2009, FT Services and Advisers may discontinue this waiver at any time upon notice to the Trust's Board of Trustees.

G. OTHER AFFILIATED TRANSACTIONS

At August 31, 2009, Advisers owned 36.12% of the Fund's outstanding shares.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended August 31, 2009, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At August 31, 2009, the Fund deferred realized currency losses of $350,207.

The tax character of distributions paid during the years ended August 31, 2009 and August 31, 2008, was as follows:

                                                  2009        2008
                                               ----------   --------
Distributions paid from - ordinary income ..   $1,273,183   $422,463


                               Annual Report | 41

Templeton Income Trust

TEMPLETON INTERNATIONAL BOND FUND

5. INCOME TAXES (CONTINUED)

At August 31, 2009, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments .........................   $27,900,217
                                                ===========
Unrealized appreciation .....................   $ 1,705,852
Unrealized depreciation .....................      (504,063)
                                                -----------
Net unrealized appreciation (depreciation) ..   $ 1,201,789
                                                ===========
Undistributed ordinary income ...............   $    60,794
Undistributed long term capital gains .......        45,672
                                                -----------
Distributable earnings ......................   $   106,466
                                                ===========

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, bond discounts and premiums, swaps, tax straddles, offering costs, and inflation related adjustments on foreign securities.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, bond discounts and premiums, swaps, tax straddles, and inflation related adjustments on foreign securities.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2009, aggregated $21,620,585 and $11,508,179, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CREDIT RISK

At August 31, 2009, the Fund had 16.38% of its portfolio invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.


                               42 | Annual Report

Templeton Income Trust

TEMPLETON INTERNATIONAL BOND FUND

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. OTHER DERIVATIVE INFORMATION

At August 31, 2009, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

DERIVATIVE CONTRACTS
NOT ACCOUNTED FOR AS               ASSET DERIVATIVES                     LIABILITY DERIVATIVES
HEDGING INSTRUMENTS    ----------------------------------------   ------------------------------------
UNDER FASB STATEMENT     STATEMENT OF ASSETS AND     FAIR VALUE   STATEMENT OF ASSETS AND   FAIR VALUE
NO. 133                   LIABILITIES LOCATION         AMOUNT       LIABILITIES LOCATION      AMOUNT
--------------------   ---------------------------   ----------   -----------------------   ----------
Interest rate
   contracts .......   Unrealized appreciation on                 Unrealized depreciation
                       swap contracts                  $     --   on swap contracts           $ 3,733

Foreign exchange
   contracts .......   Unrealized appreciation on                 Unrealized depreciation
                       forward exchange                           on forward exchange
                       contracts                        687,912   contracts                   686,862

The effect of derivative contracts on the Fund's Statement of Operations was as follows:

DERIVATIVE CONTRACTS                                                                       AVERAGE
NOT ACCOUNTED FOR AS                                                                       AMOUNT
HEDGING INSTRUMENTS                                                      UNREALIZED      OUTSTANDING
UNDER FASB STATEMENT           STATEMENT OF          REALIZED GAIN      APPRECIATION     DURING THE
NO. 133                   OPERATIONS LOCATIONS         (LOSS)(a)     (DEPRECIATION)(a)   PERIOD(a, b)
--------------------   ---------------------------   -------------   -----------------   ------------
Interest rate
   contracts .......   Net realized gain (loss)
                       from swap contracts
                       / Net change in unrealized
                       appreciation (depreciation)
                       on investments                  $  2,414         $  7,108             267,959

Foreign exchange
   contracts .......   Net realized gain (loss)
                       from foreign currency
                       transactions / Net change
                       in unrealized appreciation
                       (depreciation) on
                       investments                      391,088          (802,947)        25,716,519

(a)  For the six months ended August 31, 2009.

(b) Represents the average notional amount outstanding during the period. For derivative contracts denominated in foreign currencies, notional amounts are converted to U.S. dollars.

See Note 1(d) regarding derivative financial instruments.


                               Annual Report | 43

Templeton Income Trust

TEMPLETON INTERNATIONAL BOND FUND

11. CREDIT FACILITY

Effective January 23, 2009, the Fund, together with other U.S. registered and foreign investment funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), entered into a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee based upon the unused portion of the Global Credit Facility. During the period, the Fund incurred commitment fees of $55 of its pro rata portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended August 31, 2009, the Fund did not utilize the Global Credit Facility.

12. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) Statement No. 157, "Fair Value Measurement" (SFAS 157), on September 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund's financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.


                               44 | Annual Report

Templeton Income Trust

TEMPLETON INTERNATIONAL BOND FUND

12. FAIR VALUE MEASUREMENTS (CONTINUED)

The following is a summary of the inputs used as of August 31, 2009, in valuing the Fund's assets and liabilities carried at fair value:

                                        LEVEL 1      LEVEL 2     LEVEL 3      TOTAL
                                      ----------   -----------   -------   -----------
ASSETS:
   Investments in Securities:
      Bonds .......................   $       --   $24,070,022     $--     $24,070,022
      Short Term Investments ......    4,891,245       140,739      --       5,031,984
                                      ----------   -----------     ---     -----------
         Total Investments in
            Securities ............   $4,891,245   $24,210,761     $--     $29,102,006
                                      ==========   ===========     ===     ===========
      Forward Exchange Contracts ..           --       687,912      --         687,912
LIABILITIES:
      Swaps .......................           --         3,733      --           3,733
      Forward Exchange Contracts ..           --       686,862      --         686,862

13. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through October 20, 2009, the issuance date of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

CURRENCY

AUD - Australian Dollar
BRL - Brazilian Real
EUR - Euro
IDR - Indonesian Rupiah
ILS - New Israeli Shekel
JPY - Japanese Yen
KRW - South Korean Won
LKR - Sri Lankan Rupee
MXN - Mexican Peso
MYR - Malaysian Ringgit
NOK - Norwegian Krone
NZD - New Zealand Dollar
PLN - Polish Zloty
SEK - Swedish Krona

SELECTED PORTFOLIO

FRN - Floating Rate Note

COUNTERPARTY

BZWS - Barclays Bank PLC
CITI - Citigroup, Inc.
DBAB - Deutsche Bank AG
FBCO - Credit Suisse Group AG
HSBC - HSBC Bank USA, N.A.
JPHQ - JPMorgan Chase & Co.
UBSW - UBS AG


                               Annual Report | 45

Templeton Income Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF TEMPLETON INTERNATIONAL BOND FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton International Bond Fund (the "Fund") at August 31, 2009, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
October 20, 2009


                               46 | Annual Report

Templeton Income Trust

TAX DESIGNATION (UNAUDITED)

Under Section 871(k)(2)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $1,734 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended August 31, 2009.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $5,101 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended August 31, 2009.

At August 31, 2009, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This designation will allow shareholders of record on August 14, 2009, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, and foreign source income, and foreign qualified dividends as designated by the Fund to Class A, Class C, Class R, and Advisor Class shareholders of record.

RECORD DATE: 8/14/2009

                   FOREIGN TAX      FOREIGN            FOREIGN
                       PAID      SOURCE INCOME   QUALIFIED DIVIDENDS
CLASS               PER SHARE      PER SHARE          PER SHARE
-----              -----------   -------------   -------------------
Class A ........     $0.0091        $0.3452             $--
Class C ........      0.0091         0.3304              --
Class R ........      0.0091         0.3247              --
Advisor Class ..      0.0091         0.3668              --

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate), or, as a tax deduction.


                               Annual Report | 47

Templeton Income Trust

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.(1)

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.(1)

In January 2010, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2009. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2009 individual income tax returns.

(1) Qualified dividends are taxed at a maximum rate of 15% (5% for those in the 10% and 15% income tax bracket). In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.


                               48 | Annual Report

Templeton Income Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                     NUMBER OF PORTFOLIOS IN
      NAME, YEAR OF BIRTH                             LENGTH OF       FUND COMPLEX OVERSEEN
          AND ADDRESS               POSITION         TIME SERVED         BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------  ---------------  ------------------  -----------------------  -------------------------------------
HARRIS J. ASHTON (1932)         Trustee          Since 1992          134                      Bar-S Foods (meat packing
500 East Broward Blvd.                                                                        company).
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

ANN TORRE BATES (1958)          Trustee          Since 2008          31                       SLM Corporation (Sallie Mae) and
500 East Broward Blvd.                                                                        Allied Capital Corporation (financial
Suite 2100                                                                                    services).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP Incorporated
(manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

FRANK J. CROTHERS (1944)        Trustee          Since 2003          23                       Fortis, Inc. (utility holding
500 East Broward Blvd.                                                                        company), Victory Nickel Inc. (mineral
Suite 2100                                                                                    exploration) and ABACO Markets Limited
Fort Lauderdale, FL 33394-3091                                                                (retail distributors).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director and Vice Chairman, Caribbean Utilities Company, Ltd.; and director of various other private business and nonprofit organizations.

EDITH E. HOLIDAY (1952)         Lead             Trustee since       134                      Hess Corporation (exploration and
500 East Broward Blvd.          Independent      2001 and Lead                                refining of oil and gas), H.J. Heinz
Suite 2100                      Trustee          Independent                                  Company (processed foods and allied
Fort Lauderdale, FL 33394-3091                   Trustee since                                products), RTI International Metals,
                                                 2007                                          Inc. (manufacture and distribution
                                                                                              of titanium), Canadian National
                                                                                              Railway (rail-road) and White
                                                                                              Mountains Insurance Group, Ltd.
                                                                                              (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).


                               Annual Report | 49

                                                                     NUMBER OF PORTFOLIOS IN
      NAME, YEAR OF BIRTH                             LENGTH OF       FUND COMPLEX OVERSEEN
          AND ADDRESS               POSITION         TIME SERVED         BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------  ---------------  ------------------  -----------------------  -------------------------------------
DAVID W. NIEMIEC (1949)         Trustee          Since 2005          23                       Emeritus Corporation (assisted living)
                                                                                              and OSI Pharmaceuticals, Inc.
500 East Broward Blvd.                                                                        (pharmaceutical products).
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Advisor, Saratoga Partners (private equity fund); and FORMERLY, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg
Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief
Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

FRANK A. OLSON (1932)           Trustee          Since 2003          134                      Hess Corporation (exploration and
500 East Broward Blvd.                                                                        refining of oil and gas).
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

LARRY D. THOMPSON (1945)        Trustee          Since 2005          142                      None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of
The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General,
U.S. Department of Justice (2001-2003).

CONSTANTINE D. TSERETOPOULOS    Trustee          Since 2003          23                       None
(1954)
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow,
University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).

ROBERT E. WADE (1946)           Trustee          Since 2006          38                       El Oro Ltd (investments).
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Attorney at law.


                               50 | Annual Report

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                     NUMBER OF PORTFOLIOS IN
      NAME, YEAR OF BIRTH                             LENGTH OF       FUND COMPLEX OVERSEEN
          AND ADDRESS               POSITION         TIME SERVED         BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------  ---------------  ------------------  -----------------------  -------------------------------------
**CHARLES B. JOHNSON (1933)     Trustee,         Trustee, Vice       134                      None
One Franklin Parkway            Chairman of      President since
San Mateo, CA 94403-1906        the Board and    1992 and
                                Vice President   Chairman of the
                                                 Board since 1995

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

**GREGORY E. JOHNSON (1961)     Trustee          Since 2007            90                     None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; Director, Templeton
Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 32 of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (1952)           Chief            Chief Compliance    Not Applicable           Not Applicable
One Franklin Parkway            Compliance       Officer since 2004
San Mateo, CA 94403-1906        Officer and      and Vice President
                                Vice President   - AML Compliance
                                - AML            since 2006
                                Compliance

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
45 of the investment companies in Franklin Templeton Investments; and FORMERLY,Director of Compliance, Franklin Resources, Inc.
(1994-2001).


LAURA F . FERGERSON (1962)      Chief            Since March 2009    Not Applicable           Not Applicable
One Franklin Parkway            Executive
San Mateo, CA 94403-1906        Officer -
                                Finance and
                                Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).

ALIYA S. GORDON (1973)          Vice President   Since March 2009    Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).


                               Annual Report | 51

                                                                     NUMBER OF PORTFOLIOS IN
      NAME, YEAR OF BIRTH                             LENGTH OF       FUND COMPLEX OVERSEEN
          AND ADDRESS               POSITION         TIME SERVED         BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------  ---------------  ------------------  -----------------------  -------------------------------------
DAVID P . GOSS (1947)           Vice President   Since 2000          Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

STEVEN J. GRAY (1955)           Vice President   Since               Not Applicable           Not Applicable
One Franklin Parkway                             August 2009
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

RUPERT H. JOHNSON, JR. (1940)   Vice President   Since 1996          Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin
Templeton Investments.

CHRISTOPHER J. MOLUMPHY (1962)  President and    Since 2002          Not Applicable           Not Applicable
One Franklin Parkway            Chief Executive
San Mateo, CA 94403-1906        Officer -
                                Investment
                                Management

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and
officer of some of the other subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton
Investments.

MARK H. OTANI (1968)            Treasurer,       Since March 2009    Not Applicable            Not Applicable
One Franklin Parkway            Chief Financial
San Mateo, CA 94403-1906        Officer and
                                Chief
                                Accounting
                                Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Fund Accounting Operations, Franklin Templeton Investments; and officer of 14 of the investment companies in
Franklin Templeton Investments.

ROBERT C. ROSSELOT (1960)       Secretary and    Secretary since     Not Applicable           Not Applicable
500 East Broward Blvd.          Vice President   2004 and Vice
Suite 2100                                       President since
Fort Lauderdale, FL 33394-3091                   August 2009

PRINCIPAL OCCUPATION DURI NG PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the
South; and officer of 45 of the investment companies in Franklin Templeton Investments.


                               52 | Annual Report

                                                                     NUMBER OF PORTFOLIOS IN
      NAME, YEAR OF BIRTH                             LENGTH OF       FUND COMPLEX OVERSEEN
          AND ADDRESS               POSITION         TIME SERVED         BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------  ---------------  ------------------  -----------------------  -------------------------------------
KAREN L. SKIDMORE (1952)        Vice President   Since               Not Applicable           Not Applicable
One Franklin Parkway                             August 2009
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin
Templeton Investments.

CRAIG S. TYLE (1960)            Vice President   Since 2005          Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling,
LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor. Gregory E. Johnson is considered to be interested person of the Fund under the federal securities laws due to his position as officer and director Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED EACH OF ANN TORRE BATES AND DAVID W. NIEMIEC AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MS. BATES AND MR. NIEMIEC QUALIFY AS SUCH AN EXPERT IN VIEW OF THEIR EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MS. BATES HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2008. SHE CURRENTLY SERVES AS A DIRECTOR OF SLM CORPORATION AND ALLIED CAPITAL CORPORATION AND WAS FORMERLY THE EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER OF NHP INCORPORATED AND VICE PRESIDENT AND TREASURER OF US AIRWAYS, INC. MR. NIEMIEC HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2005, CURRENTLY SERVES AS AN ADVISOR TO SARATOGA PARTNERS AND WAS FORMERLY ITS MANAGING DIRECTOR FROM 1998 TO 2001. MR. NIEMIEC IS A DIRECTOR OF EMERITUS CORPORATION AND OSI PHARMACEUTICALS, INC. AND VARIOUS PRIVATE COMPANIES, AND WAS FORMERLY MANAGING DIRECTOR OF SBC WARBURG DILLON READ FROM 1997 TO 1998, AND WAS VICE CHAIRMAN FROM 1991 TO 1997 AND CHIEF FINANCIAL OFFICER FROM 1982 TO 1997 OF DILLON, READ & CO. INC. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MS. BATES AND MR. NIEMIEC HAVE EACH ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MS. BATES AND MR. NIEMIEC ARE INDEPENDENT BOARD MEMBERS AS THAT TERM IS DEFINED UNDER THE APPLICABLE U.S. SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.


                               Annual Report | 53

Templeton Income Trust

SHAREHOLDER INFORMATION

TEMPLETON INTERNATIONAL BOND FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held May 19, 2009, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for Templeton International Bond Fund, one of the funds in Templeton Income Trust ( Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis report prepared by management. The Lipper report compared the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged the Fund. Such material also discussed some of the actions taken by management in coping with problems arising out of the past year's financial upheaval.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other


                               54 | Annual Report

Templeton Income Trust

TEMPLETON INTERNATIONAL BOND FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Consideration was also given to the experience of the Funds portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, and the continuous enhancements to and high industry ranking given the Franklin Templeton website. Particular attention was given to the overall performance and actions taken by the Manager and its affiliates in response to problems arising out of the market turmoil and financial crisis experienced during the past year. In this respect, the Board noted that management's independent credit analysis and diligent risk management procedures had minimized exposure of funds within the Franklin Templeton complex to subprime mortgages and that its continuous monitoring of counterparty credit risk had limited fund exposure to firms experiencing financial difficulties like Bear Stearns and AIG. The same type of conservative approach and attention to risk had also prevented any structured investment products or other volatile instruments from being held in the portfolios of any of the money market funds within the Franklin Templeton complex, including the sweep money fund utilized by many of the funds as part of their cash management. The Board also took into account, among other things, management's efforts in establishing a $725 million global credit facility for the benefit of the funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager's parent company and its commitment to the mutual fund business. The Board also noted that during the past year Franklin Templeton Investments, like many other fund managers, had announced a hiring freeze and implemented employee reductions, and the Board discussed with management the nature of such reductions and steps being taken to minimize any negative impact on the nature and quality of services being provided the funds.


                               Annual Report | 55

Templeton Income Trust

TEMPLETON INTERNATIONAL BOND FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The following summarizes the performance result for the Fund as shown in the Lipper reports.

The Lipper report for the Fund showed the investment performance of its Class A shares in comparison to a performance universe consisting of the Fund and all retail and institutional international income funds as selected by Lipper. The Fund has been in operation for only one full year, and for the period ended February 28, 2009, such report showed the Fund's income return to be in the second-highest quintile of the performance universe and its total return to be in the middle quintile of such universe. The Board did not believe the Fund had established any meaningful performance record in view of its short period of operation.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Lipper expense data is based upon historical information taken from each fund's most recent annual report and, as a result of the severe decline in mutual fund industry assets during the last quarter of 2008, is based on asset levels that are higher than the level currently existing for most funds. While recognizing the limitations inherent in Lipper's methodology and recognizing that current expense ratios may increase as assets decline, the Board believed that the independent analysis conducted by Lipper remained an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund's contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed that the contractual management fee rate of Templeton International Bond Fund was above the median of its Lipper expense group, but its actual total expense rate was below the median of such group. The Board was satisfied with these comparative rates, noting that the Fund's expenses were subsidized through fee waivers and expense reimbursements.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services


                               56 | Annual Report

Templeton Income Trust

TEMPLETON INTERNATIONAL BOND FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

to the Fund during the 12-month period ended September 30, 2008, being the most recent fiscal year end for Franklin Resources, Inc., the Manager's parent. During such period, the assets of the Franklin Templeton U.S. fund business were significantly higher than currently existing, and to such extent the profitability analysis does not reflect current fund operations. While taking this into account in assessing the significance of the Fund profitability analysis, the Board recognized such analysis was made at a given point in time and that the decline in assets and effect on profitability would be reflected in the profitability analysis covering Franklin Resources' 2009 fiscal year period. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager and its affiliates as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund


                               Annual Report | 57

Templeton Income Trust

TEMPLETON INTERNATIONAL BOND FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

grows in size, its effective management fee rate declines. The Fund's investment management agreement provides a fee at the rate of 0.50% on the first $200 million of Fund net assets; 0.45% on the next $1.1 billion of Fund net assets; and 0.40% on net assets in excess of $1.3 billion. The Fund is also charged a separate fee for administrative services at the rate of 0.20% of its net assests. At the end of 2008, Templeton International Bond Fund's net assets were approximately $18 million and the Board did not believe any economies of scale existed at such asset level.

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                               58 | Annual Report

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

                      This page intentionally left blank.

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL
Mutual Global Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund(3)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(3)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(3)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(4)
NATIONAL
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(5)

LIMITED-/INTERMEDIATE-TERM
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(6)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(6)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust(8)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(4.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(5.) The fund invests primarily in insured municipal securities.

(6.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(7.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/17/09.

(8.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

04/09                                            Not part of the annual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)   One Franklin Parkway
                                           San Mateo, CA 94403-1906

SIGN UP FOR EDELIVERY

Log onto franklintempleton.com and click "My Profile"


ANNUAL REPORT AND SHAREHOLDER LETTER

TEMPLETON INTERNATIONAL
BOND FUND

INVESTMENT MANAGER
Franklin Advisers, Inc.

PRINCIPAL UNDERWRITER
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

447 A2009 10/09


AUGUST 31, 2009

ANNUAL REPORT
AND SHAREHOLDER LETTER

A series of Templeton Income Trust

SIGN UP FOR EDELIVERY
Log onto franklintempleton.com
and click "My Profile"

                                    (GRAPHIC)

                                                                    FIXED INCOME

                           TEMPLETON GLOBAL BOND FUND

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      Franklin - Templeton - Mutual Series

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--
                            Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and
                            staying true to the unique investment disciplines
                            that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin,
                            Templeton and Mutual Series funds typically have
                            distinct portfolios. That's why our funds can be
                            used to build truly diversified allocation plans
                            covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional
                            risk-adjusted returns over the long term, as well as
                            the reliable, accurate and personal service that has
                            helped us become one of the most trusted names in
                            financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                    (GRAPHIC)

Not part of the annual report

Contents

SHAREHOLDER LETTER ........................................................    1
ANNUAL REPORT
Templeton Global Bond Fund ................................................    3
Performance Summary .......................................................   10
Your Fund's Expenses ......................................................   15
Financial Highlights and Statement of Investments .........................   17
Financial Statements ......................................................   38
Notes to Financial Statements .............................................   42
Report of Independent Registered Public Accounting Firm ...................   55
Tax Designation ...........................................................   56
Board Members and Officers ................................................   58
Shareholder Information ...................................................   63

Shareholder Letter

Dear Shareholder:

The one-year period ended August 31, 2009, was an extraordinary time for investors and those of us who have worked in financial markets for many years. Global economies experienced a synchronized recession that began in 2008 with the U.S. subprime mortgage and credit crises. Despite coordinated efforts by many governments to address spreading liquidity and credit problems, deteriorating economic conditions and mounting uncertainty contributed to record-high market volatility. Later in the period some economic data offered a better outlook, certain countries began to emerge from recession and global markets rallied beginning in March.

Amid recent events, we think it is important to put short-term market developments in perspective. Keep in mind that as daunting as current conditions may be, we have navigated through past periods of high market volatility by remaining committed to our long-term perspective and disciplined investment philosophy. During such times, we search for bargains that we believe may be well positioned to become eventual winners. Although conditions remain challenging, our experience gives us reason to be optimistic about the prospects for further market stabilization and economic recovery.

Templeton Global Bond Fund's annual report goes into greater detail about prevailing conditions during the period under review. In addition, the portfolio manager discusses investment decisions and Fund performance for the period. You will also find performance data and financial information. Please remember that all securities markets fluctuate, as do mutual fund share prices.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                        Not part of the annual report | 1

If you would like more frequent updates, franklintempleton.com provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely articles, and find helpful financial planning tools. We hope you will take advantage of these online services.

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy developed more than 50 years ago. As always, we encourage you to discuss your goals with your financial advisor who can address concerns about volatility and diversification, periodically review your overall portfolio and help you stay focused on the long term. We firmly believe that most people benefit from professional advice, and that advice is invaluable as investors navigate current market conditions.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ Christopher J. Molumphy
Christopher J. Molumphy, CFA
President and Chief Executive Officer - Investment Management
Templeton Income Trust

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF AUGUST 31, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                        2 | Not part of the annual report

Annual Report

Templeton Global Bond Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Global Bond Fund seeks current income with capital appreciation and growth of income. Under normal market conditions, the Fund invests at least 80% of its net assets in "bonds." Bonds include debt securities of any maturity, such as bonds, notes, bills and debentures.

PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 8/31/09

                                   (PIECHART)

Bonds...................   82.7%
Municipal Bonds.........    4.5%
Short-Term Investments &
   Other Net Assets.....   12.8%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

We are pleased to bring you Templeton Global Bond Fund's annual report for the fiscal year ended August 31, 2009.

PERFORMANCE OVERVIEW

For the 12 months under review, Templeton Global Bond Fund - Class A had a +15.74% cumulative total return. The Fund outperformed its benchmark, the Citigroup World Government Bond Index (WGBI), which had cumulative total returns of +6.98% in local currency terms and +9.92% in U.S. dollar terms for the same period.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 10.

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The Citigroup WGBI is market capitalization weighted and tracks total returns of government bonds in 23 developed countries globally. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 21.


                                Annual Report | 3

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 8/31/09

                               (PERFORMANCE GRAPH)

Asia Pacific           34.4%
Americas               27.2%
Other Europe           23.5%
EMU*                    5.3%
Middle East & Africa    4.6%
Supranationals**        2.5%
Other Net Assets        2.5%

*    The Fund's EMU investments were in France, Germany and the Netherlands.

** The Fund's supranational investments were denominated in the Mexican peso, Norwegian krone and New Zealand dollar.

ECONOMIC AND MARKET OVERVIEW

The year under review consisted of two distinct halves. In the first half, the U.S. recession spread throughout the world as the financial crisis intensified, with economic activity and security prices falling sharply. Frozen credit markets and depressed consumer sentiment levels caused a steep drop in economic activity despite policymakers' best efforts. In addition to continued global interest rate easing, the U.S., eurozone and the U.K. implemented quantitative and credit easing policies, and governments worldwide boosted fiscal stimuli to counter the deepening global recession. Partially as a result of this coordinated global response, investor confidence began to improve in March, which gradually benefited economic activity through the increased flow of credit, especially in interbank lending and trade financing. Strong economic activity in China, the unfreezing of credit markets and the G20 meeting in April also gave investors confidence.(2) The turnaround led to a more favorable outlook that benefited the global economy through a shift in the inventory adjustment cycle and better corporate bond and equity market performance. Many investors appeared to believe the worst of the financial crisis was over, and by the end of the period there was substantial evidence that an economic recovery was under way. Greater risk appetite in the second half of the year benefited currency and developing bond markets as investors' outlook on the economy improved. Although financial markets and economic activity improved significantly from their very low levels, relative to the prior year, economic activity remained weak as deleveraging continued, global trade contracted and unemployment rose.

Inflation fell during the period as weak global growth led to lower prices for commodities, and slackening labor and capital markets pushed most other prices down gradually. Monetary easing in the eurozone continued, although at a slower pace than many economists would have preferred, given the recession's depth and lesser fiscal policy action compared with those of the U.S. In the first half of 2009 compared with the first half of 2008 (year-over-year), the eurozone's gross domestic product (GDP) contracted 4.8%, which was greater than the U.S. economy's 3.7% contraction.(3) Outside the eurozone, the economic slowdown was more severe in many emerging European countries. Central and eastern Europe was one of the regions most damaged by the financial crisis as it exposed those countries' external imbalances characterized by large foreign borrowing to finance substantial current account deficits. Several countries including Ukraine, Hungary and Latvia sought help

(2.) The G20 is an informal forum that promotes open and constructive discussion between industrial and emerging market countries on key issues related to global economic stability. It is made up of the finance ministers and central bank governors of 19 countries and the European Union.

(3.) Source: Eurostat.


                                4 | Annual Report
from the International Monetary Fund (IMF). Even Poland, which was in a comparatively strong position relative to its regional peers, took advantage of the IMF's new, prequalified loan facility, though it did not draw on these resources.

In Asia, growth differed significantly between large economies with higher domestic demand and small economies more dependent on exports. The large economies, particularly China, India and Indonesia, were more resistant to the global recession as aggressive fiscal and monetary responses outweighed declining exports. Within these three countries, domestic demand was resilient and accounts for a bigger share of these economies. In contrast, the smaller economies suffered quick, severe downturns as their reliance on demand for exports made them very vulnerable to the global downturn. Exemplifying this dependence, production dropped more than export demand, allowing inventories to fall to levels more in line with reduced global consumption. However, even some of these very badly affected economies showed signs of improvement toward period-end. On the other hand, the Japanese economy was the weakest among the large, developed economies. GDP contracted an average of 6.5% year-over-year during the past three quarters due to subdued consumption, weak external demand and lackluster government spending.(4) Japan's trade balance worsened as the global recession and difficulties in obtaining credit negatively impacted machinery exports, an important sector for the economy.

INVESTMENT STRATEGY

We invest selectively in bonds around the world based upon our assessment of changing market, political and economic conditions. While seeking opportunities, we monitor various factors including changes in interest rates, currency exchange rates and credit risks.

MANAGER'S DISCUSSION

The Fund's total return was influenced by various factors, including interest rate developments, currency movements and exposure to sovereign debt markets.

INTEREST RATE STRATEGY

The Fund added duration exposure early in the period in countries where yields lagged the rally in developed government bond markets. Although deteriorating growth outlooks caused U.S. and eurozone treasuries to rally, delayed central bank rate cuts and investor risk aversion kept yields higher in

WHAT IS A CURRENT ACCOUNT?

A current account is that part of the balance of payments where all of one country's international transactions in goods and services are recorded.

WHAT IS BALANCE OF PAYMENTS?

Balance of payments is a record of all of a country's exports and imports of goods and services, borrowing and lending with the rest of the world during a particular time period. It helps a country evaluate its competitive strengths and weaknesses and forecast the strength of its currency.

WHAT IS DURATION?

Duration is a measure of a bond's price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

(4.) Source: Economic and Social Research Institute.


                                Annual Report | 5

CURRENCY BREAKDOWN*
8/31/09

                       % OF TOTAL
                       NET ASSETS
                       ----------
AMERICAS                  66.4%
U.S. Dollar               50.0%
Brazilian Real             6.0%
Chilean Peso               5.3%
Mexican Peso               3.6%
Peruvian Nuevo Sol         1.5%
                         -----
ASIA PACIFIC              24.4%
South Korean Won          14.2%
Malaysian Ringgit          9.4%
Indonesian Rupiah          7.5%
Chinese Yuan               7.0%
Indian Rupee               5.5%
Sri Lankan Rupee           2.6%
Australian Dollar          2.4%
Vietnamese Dong            0.3%
Kazakhstani Tenge          0.2%
Japanese Yen*             -5.5%
New Zealand Dollar*       -9.1%
Singaporean Dollar*      -10.1%
                         -----
EUROPE                     6.8%
Swedish Krona             11.0%
Polish Zloty               8.0%
Russian Ruble              1.9%
Norwegian Krone            1.5%
Swiss Franc                0.1%
Euro*                    -15.7%
                         -----
MIDDLE EAST & AFRICA       2.4%
Israeli New Shekel         1.5%
Egyptian Pound             0.9%

* Holding is a negative percentage because of the Fund's holdings of forward currency exchange contracts.

developing government bond markets. In our view, this created an opportunity for the Fund to benefit if developing countries lowered interest rates similar to developed markets later in the period. Overall, the Fund's interest rate exposure was marginally positive for relative performance as the negative effect from being underweighted in U.K. and eurozone bonds was outweighed by select duration positioning. Among key interest rate positions that benefited performance, South Korea and Indonesia stood out in Asia as our large positions benefited from central bank easing. Another similar example was Chile where policymakers made aggressive interest rate cuts to counteract the severe decline in economic activity, which benefited the Fund's duration exposure. The Fund marginally benefited from its underweighted U.S. Treasury allocation as yields rose toward the end of the Fund's fiscal year after an initial rally. Toward period-end, the Fund reduced duration exposure in select economies where yields fell to historically low levels.

CURRENCY STRATEGY

The Fund's diversified currency exposure benefited relative performance. Currency markets performed very differently between the first and second halves of the year. Deleveraging, hedging currency risk and risk aversion led the U.S. dollar to strengthen against most currencies during the beginning of the year, but in the second half it lost those gains. For the period as a whole, the trade-weighted dollar rose 4.35% despite falling 10.23% from its peak in early March.(5) Weak U.S. domestic demand helped the current account deficit moderate during the year. This was enhanced by better terms of trade due to the significant drop in commodity prices. Despite this improvement, the dollar remained weak as investors focused on challenges the economy would likely face in financing the growing fiscal deficit, the weaker outlook for growth and loose monetary policy. Outside the U.S., the Fund benefited from exposure to the Mexican peso. The contrast between the first and second halves of the year was evident in the behavior of the peso. It fell 33.13% against the dollar to reach its all-time low.(6) However, the Fund's local market bond position was hedged during the period and so the poor performance did not adversely affect the Fund. As this occurred, and the peso was trading at distressed levels, we unhedged the bond position. Although the Mexican economy faced significant challenges, we viewed valuations at the height of the crisis as reflecting a more dire outlook than we believed would likely unfold. The Fund benefited from its focus on underlying fundamentals as the Mexican peso appreciated 13.2% during the second half of the year.(6)

(5.) Source: Federal Reserve H10 Report.

(6.) Source: IDC/Exshare.


                                6 | Annual Report

Among Asian currencies, the Fund benefited from its overweighted exposures to the Indonesian rupiah and the South Korean won. We added to both positions significantly following a sell-off that occurred early in the year and therefore benefited significantly as these currencies appreciated 18.9% and 22.8% in the second half of the year.(6) Although the Japanese yen was one of the Fund's largest currency exposures, our underweighted exposure to the yen detracted from relative performance, as it was one of the few currencies that appreciated strongly against the dollar for the period as a whole. Once again, differences between the first and second halves of the year were evident as the Fund held a large exposure to the yen that helped absolute performance throughout the first half of the year, benefiting from the rise in risk aversion as carry trades unwound and domestic investors repatriated international investments. However, in the second half of the year, we became wary of the yen's more expensive valuation as the economic outlook for Japan remained quite challenging. We reduced our exposure and even put on a net negative position at the very end of the period as a way to hedge against the risk of rising yields in the U.S. since such an increase would likely cause the interest rate differential to shift in the U.S.'s favor, which historically has a high correlation with the dollar strengthening against the yen. The Fund's underweighted New Zealand dollar and Singapore dollar exposures also detracted from relative performance while the Fund's Chinese yuan position helped the Fund. The net negative positions in the New Zealand and Singapore dollars were added because of expensive valuations relative to underlying fundamentals and as a hedge for the broader portfolio against a possible return of risk aversion. We continued to find several of the region's currencies attractive as relative growth and healthier fiscal and external balances should benefit them relative to the currencies of the leveraged developed world.

The euro ended the period close to the level where it began, depreciating 2.5% for the 12 months under review.(6) However, it was still one of the largest contributors to the Fund's relative performance because we positioned the Fund correctly for the weakness in the first half of the year followed by strength in the second. The Fund started its fiscal year very underweighted in the euro and benefited from the currency's continued fall from its all-time high in April 2008. However, we significantly reduced our net negative position toward the middle of the period when we viewed the euro as being at fair value against the dollar. We continued to prefer exposure to non-euro European currencies given what we believed were better valuations and better growth dynamics. However, the Swedish krona and Norwegian krone fell 9.6% and 9.8% against the U.S. dollar over the period and detracted from relative performance.(6) The Fund's overweighted exposure to the Egyptian

WHAT IS A CARRY TRADE?

A carry trade is a strategy in which an investor sells a certain currency with a relatively low interest rate and uses the funds to purchase a different currency yielding a higher interest rate. A trader using this strategy attempts to capture the difference between the rates.


                                Annual Report | 7
pound and underweighted allocation to the British pound benefited relative performance, while the Fund's exposure to the Russian ruble detracted after the currency was allowed to weaken against its dual currency basket (45% euros and 55% U.S. dollars).

GLOBAL SOVEREIGN DEBT AND CREDIT STRATEGY

The Fund purchased investment-grade and lower-rated sovereign debt that typically compensates for greater credit risk by offering higher yields relative to U.S. and European benchmark Treasury securities. Improved risk appetite benefited high yield products during the second half of the period, particularly sovereign bonds, following the G20 summit in April 2009. It was decided at the summit that the IMF would receive additional resources, and the IMF eased conditions to help countries in need of balance of payments support or access to liquidity. U.S. dollar-denominated emerging market debt posted a +5.37% total return during the period as measured by the J.P. Morgan (JPM) Emerging Markets Bond Index Global (EMBIG), but the Fund's return was even stronger as it added exposure to sovereign bonds following the initial sell-off.(7) The index fell 28.83% from the beginning of the period to its low in late October, and rose 48.05% from that point to the end of the period.(7) Our analysis indicated that sovereign spreads were at distressed levels, reflecting a higher probability of default than we thought was appropriate. In our opinion, most emerging market sovereign bonds were in much better positions than in previous crises and unlikely to suffer to the same extent as they have in the past. Despite these fundamentals, forced and panicked selling hit sovereign bonds, and so we sought to capitalize on this market inefficiency by adding exposure. Sovereign interest rate credit spreads fell 325 basis points from their peak in mid-March as most emerging economies were fairly well positioned entering the crisis.(8) Regionally, Latin American sovereign debt had a +2.19% total return, Asian debt a +11.77% total return and central and eastern European debt a +5.70% total return.(7)

(7.) Source: (C) 2009 Morningstar. The JPM EMBIG tracks total returns for U.S.
     dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Local and regional bond market returns are based on subindexes of the JPM EMBIG.

(8.) Source: J.P. Morgan.


                                8 | Annual Report

Thank you for your continued participation in Templeton Global Bond Fund. We look forward to serving your future investment needs.

(PHOTO OF MICHAEL HASENSTAB)


/s/ Michael Hasenstab
Michael Hasenstab, Ph.D.
Portfolio Manager
Templeton Global Bond Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                Annual Report | 9

Performance Summary as of 8/31/09

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: TPINX)                      CHANGE   8/31/09   8/31/08
-----------------------                      ------   -------   -------
Net Asset Value (NAV)                        +$0.76    $12.18    $11.42
DISTRIBUTIONS (9/1/08-8/31/09)
Dividend Income                    $0.9162

CLASS C (SYMBOL: TEGBX)                      CHANGE   8/31/09   8/31/08
-----------------------                      ------   -------   -------
Net Asset Value (NAV)                        +$0.77    $12.20    $11.43
DISTRIBUTIONS (9/1/08-8/31/09)
Dividend Income                    $0.8706

CLASS R (SYMBOL: N/A)                        CHANGE   8/31/09    2/2/09
---------------------                        ------   -------   -------
Net Asset Value (NAV)                        +$1.04    $12.18    $11.14
DISTRIBUTIONS (2/3/09-8/31/09)
Dividend Income                    $0.3043

ADVISOR CLASS (SYMBOL: TGBAX)                CHANGE   8/31/09   8/31/08
-----------------------------                ------   -------   -------
Net Asset Value (NAV)                        +$0.76    $12.15    $11.39
DISTRIBUTIONS (9/1/08-8/31/09)
Dividend Income                    $0.9447


                               10 | Annual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL AND AGGREGATE TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                         1-YEAR    5-YEAR   10-YEAR
-------                                        -------   -------   -------
Cumulative Total Return(1)                      +15.74%   +64.87%  +160.74%
Average Annual Total Return(2)                  +10.79%    +9.57%    +9.58%
Value of $10,000 Investment(3)                 $11,079   $15,793   $24,969
Avg. Ann. Total Return (9/30/09)(4)             +15.69%    +9.67%    +9.80%
   Total Annual Operating Expenses(5)   0.92%

CLASS C                                         1-YEAR    5-YEAR   10-YEAR
-------                                        -------   -------   -------
Cumulative Total Return(1)                      +15.35%   +61.81%  +150.67%
Average Annual Total Return(2)                  +14.35%   +10.10%    +9.63%
Value of $10,000 Investment(3)                 $11,435   $16,181   $25,067
Avg. Ann. Total Return (9/30/09)(4)             +19.32%   +10.18%    +9.84%
   Total Annual Operating Expenses(5)   1.32%

                                                                   INCEPTION
CLASS R                                                             (2/2/09)
-------                                                            ---------
Cumulative Total Return(1)                                           +12.27%
Aggregate Total Return(6)                                            +12.27%
Value of $10,000 Investment(3)                                      $11,227
Aggregate Total Return (9/30/09)(4)                                  +24.84%
   Total Annual Operating Expenses(5)   1.17%

ADVISOR CLASS                                   1-YEAR    5-YEAR   10-YEAR
-------------                                  -------   -------   -------
Cumulative Total Return(1)                      +15.98%   +66.98%  +167.06%
Average Annual Total Return(2)                  +15.98%   +10.80%   +10.32%
Value of $10,000 Investment(3)                 $11,598   $16,698   $26,706
Avg. Ann. Total Return (9/30/09)(4)             +21.09%   +10.90%   +10.55%
   Total Annual Operating Expenses(5)   0.67%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                               Annual Report | 11

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A   8/31/09
-------   -------
1-Year    +10.79%
5-Year     +9.57%
10-Year    +9.58%

CLASS A (9/1/99-8/31/09)

                              (PERFORMANCE GRAPH)

                TEMPLETON GLOBAL   CITIGROUP WORLD
                   BOND FUND -     GOVERNMENT BOND
     DATE           CLASS A             INDEX           CPI
-------------   ----------------   ---------------   ---------
9/1/1999             $ 9,576           $10,000        $10,000
9/30/1999            $ 9,685           $10,156        $10,048
10/31/1999           $ 9,664           $10,151        $10,066
11/30/1999           $ 9,542           $10,045        $10,072
12/31/1999           $ 9,607           $10,020        $10,072
1/31/2000            $ 9,484           $ 9,806        $10,102
2/29/2000            $ 9,563           $ 9,736        $10,162
3/31/2000            $ 9,653           $10,038        $10,245
4/30/2000            $ 9,392           $ 9,710        $10,251
5/31/2000            $ 9,279           $ 9,785        $10,263
6/30/2000            $ 9,589           $10,023        $10,317
7/31/2000            $ 9,485           $ 9,853        $10,341
8/31/2000            $ 9,404           $ 9,779        $10,341
9/30/2000            $ 9,359           $ 9,760        $10,395
10/31/2000           $ 9,147           $ 9,636        $10,413
11/30/2000           $ 9,314           $ 9,827        $10,419
12/31/2000           $ 9,876           $10,179        $10,413
1/31/2001            $ 9,948           $10,166        $10,479
2/28/2001            $ 9,864           $10,162        $10,521
3/31/2001            $ 9,621           $ 9,869        $10,545
4/30/2001            $ 9,621           $ 9,834        $10,586
5/31/2001            $ 9,472           $ 9,805        $10,634
6/30/2001            $ 9,558           $ 9,715        $10,652
7/31/2001            $ 9,708           $ 9,960        $10,622
8/31/2001            $10,110           $10,334        $10,622
9/30/2001            $10,058           $10,410        $10,670
10/31/2001           $10,211           $10,492        $10,634
11/30/2001           $10,282           $10,345        $10,616
12/31/2001           $10,288           $10,078        $10,575
1/31/2002            $10,229           $ 9,892        $10,598
2/28/2002            $10,469           $ 9,943        $10,640
3/31/2002            $10,489           $ 9,916        $10,700
4/30/2002            $10,824           $10,271        $10,760
5/31/2002            $11,003           $10,561        $10,760
6/30/2002            $11,130           $11,071        $10,766
7/31/2002            $11,082           $11,180        $10,778
8/31/2002            $11,330           $11,375        $10,814
9/30/2002            $11,486           $11,499        $10,832
10/31/2002           $11,602           $11,452        $10,850
11/30/2002           $11,759           $11,467        $10,850
12/31/2002           $12,349           $12,043        $10,826
1/31/2003            $12,625           $12,208        $10,874
2/28/2003            $12,874           $12,379        $10,958
3/31/2003            $12,904           $12,417        $11,023
4/30/2003            $13,324           $12,566        $10,999
5/31/2003            $14,223           $13,111        $10,981
6/30/2003            $14,067           $12,899        $10,993
7/31/2003            $13,515           $12,516        $11,005
8/31/2003            $13,373           $12,448        $11,047
9/30/2003            $14,201           $13,154        $11,083
10/31/2003           $14,029           $13,088        $11,071
11/30/2003           $14,273           $13,309        $11,041
12/31/2003           $14,978           $13,839        $11,029
1/31/2004            $14,947           $13,876        $11,083
2/29/2004            $15,167           $13,897        $11,143
3/31/2004            $15,256           $14,097        $11,215
4/30/2004            $14,707           $13,493        $11,251
5/31/2004            $14,768           $13,598        $11,317
6/30/2004            $14,753           $13,628        $11,352
7/31/2004            $14,812           $13,558        $11,335
8/31/2004            $15,144           $13,879        $11,341
9/30/2004            $15,554           $14,075        $11,364
10/31/2004           $16,042           $14,491        $11,424
11/30/2004           $16,822           $15,013        $11,430
12/31/2004           $17,167           $15,271        $11,388
1/31/2005            $16,905           $15,057        $11,412
2/28/2005            $17,200           $15,079        $11,478
3/31/2005            $16,825           $14,877        $11,568
4/30/2005            $16,841           $15,099        $11,646
5/31/2005            $16,653           $14,793        $11,634
6/30/2005            $16,527           $14,665        $11,640
7/31/2005            $16,559           $14,522        $11,694
8/31/2005            $16,638           $14,783        $11,753
9/30/2005            $16,525           $14,500        $11,897
10/31/2005           $16,430           $14,236        $11,921
11/30/2005           $16,398           $14,063        $11,825
12/31/2005           $16,639           $14,221        $11,777
1/31/2006            $17,269           $14,405        $11,867
2/28/2006            $17,270           $14,331        $11,891
3/31/2006            $17,205           $14,164        $11,957
4/30/2006            $17,859           $14,502        $12,059
5/31/2006            $17,850           $14,768        $12,118
6/30/2006            $17,645           $14,613        $12,142
7/31/2006            $17,886           $14,730        $12,178
8/31/2006            $17,960           $14,866        $12,202
9/30/2006            $17,986           $14,824        $12,142
10/31/2006           $18,347           $14,965        $12,077
11/30/2006           $18,760           $15,377        $12,059
12/31/2006           $18,887           $15,091        $12,077
1/31/2007            $18,776           $14,887        $12,113
2/28/2007            $18,939           $15,231        $12,178
3/31/2007            $19,241           $15,265        $12,289
4/30/2007            $19,735           $15,433        $12,369
5/31/2007            $19,987           $15,120        $12,445
6/30/2007            $19,926           $15,030        $12,469
7/31/2007            $20,092           $15,475        $12,466
8/31/2007            $19,679           $15,726        $12,443
9/30/2007            $20,660           $16,113        $12,477
10/31/2007           $21,135           $16,375        $12,504
11/30/2007           $20,858           $16,829        $12,578
12/31/2007           $20,937           $16,744        $12,569
1/31/2008            $21,663           $17,364        $12,632
2/29/2008            $22,226           $17,789        $12,669
3/31/2008            $22,365           $18,362        $12,778
4/30/2008            $22,076           $17,767        $12,856
5/31/2008            $21,805           $17,507        $12,964
6/30/2008            $21,235           $17,585        $13,095
7/31/2008            $21,619           $17,622        $13,164
8/31/2008            $21,572           $17,269        $13,111
9/30/2008            $21,317           $17,063        $13,093
10/31/2008           $21,022           $16,716        $12,961
11/30/2008           $21,129           $17,334        $12,712
12/31/2008           $22,252           $18,567        $12,581
1/31/2009            $22,420           $17,761        $12,636
2/28/2009            $20,972           $17,235        $12,699
3/31/2009            $22,286           $17,673        $12,729
4/30/2009            $23,483           $17,680        $12,761
5/31/2009            $24,018           $18,268        $12,798
6/30/2009            $24,049           $18,288        $12,908
7/31/2009            $25,039           $18,613        $12,888
8/31/2009            $24,969           $18,982        $12,916
Total Returns         149.69%            89.82%         29.16%

AVERAGE ANNUAL TOTAL RETURN

CLASS C   8/31/09
-------   -------
1-Year    +14.35%
5-Year    +10.10%
10-Year    +9.63%

CLASS C (9/1/99-8/31/09)

                              (PERFORMANCE GRAPH)

                  TEMPLETON      CITIGROUP WORLD
                 GLOBAL BOND     GOVERNMENT BOND
    DATE        FUND - CLASS C        INDEX          CPI
-------------   --------------   ---------------   -------
9/1/1999            $10,000          $10,000       $10,000
9/30/1999           $10,109          $10,156       $10,048
10/31/1999          $10,082          $10,151       $10,066
11/30/1999          $ 9,950          $10,045       $10,072
12/31/1999          $10,015          $10,020       $10,072
1/31/2000           $ 9,884          $ 9,806       $10,102
2/29/2000           $ 9,962          $ 9,736       $10,162
3/31/2000           $10,053          $10,038       $10,245
4/30/2000           $ 9,778          $ 9,710       $10,251
5/31/2000           $ 9,658          $ 9,785       $10,263
6/30/2000           $ 9,965          $10,023       $10,317
7/31/2000           $ 9,866          $ 9,853       $10,341
8/31/2000           $ 9,766          $ 9,779       $10,341
9/30/2000           $ 9,728          $ 9,760       $10,395
10/31/2000          $ 9,505          $ 9,636       $10,413
11/30/2000          $ 9,675          $ 9,827       $10,419
12/31/2000          $10,254          $10,179       $10,413
1/31/2001           $10,326          $10,166       $10,479
2/28/2001           $10,236          $10,162       $10,521
3/31/2001           $ 9,980          $ 9,869       $10,545
4/30/2001           $ 9,976          $ 9,834       $10,586
5/31/2001           $ 9,819          $ 9,805       $10,634
6/30/2001           $ 9,905          $ 9,715       $10,652
7/31/2001           $10,057          $ 9,960       $10,622
8/31/2001           $10,469          $10,334       $10,622
9/30/2001           $10,412          $10,410       $10,670
10/31/2001          $10,565          $10,492       $10,634
11/30/2001          $10,647          $10,345       $10,616
12/31/2001          $10,651          $10,078       $10,575
1/31/2002           $10,574          $ 9,892       $10,598
2/28/2002           $10,819          $ 9,943       $10,640
3/31/2002           $10,835          $ 9,916       $10,700
4/30/2002           $11,178          $10,271       $10,760
5/31/2002           $11,359          $10,561       $10,760
6/30/2002           $11,486          $11,071       $10,766
7/31/2002           $11,433          $11,180       $10,778
8/31/2002           $11,686          $11,375       $10,814
9/30/2002           $11,842          $11,499       $10,832
10/31/2002          $11,972          $11,452       $10,850
11/30/2002          $12,115          $11,467       $10,850
12/31/2002          $12,719          $12,043       $10,826
1/31/2003           $12,999          $12,208       $10,874
2/28/2003           $13,252          $12,379       $10,958
3/31/2003           $13,278          $12,417       $11,023
4/30/2003           $13,705          $12,566       $10,999
5/31/2003           $14,624          $13,111       $10,981
6/30/2003           $14,458          $12,899       $10,993
7/31/2003           $13,887          $12,516       $11,005
8/31/2003           $13,751          $12,448       $11,047
9/30/2003           $14,596          $13,154       $11,083
10/31/2003          $14,415          $13,088       $11,071
11/30/2003          $14,646          $13,309       $11,041
12/31/2003          $15,378          $13,839       $11,029
1/31/2004           $15,327          $13,876       $11,083
2/29/2004           $15,547          $13,897       $11,143
3/31/2004           $15,633          $14,097       $11,215
4/30/2004           $15,065          $13,493       $11,251
5/31/2004           $15,122          $13,598       $11,317
6/30/2004           $15,118          $13,628       $11,352
7/31/2004           $15,158          $13,558       $11,335
8/31/2004           $15,492          $13,879       $11,341
9/30/2004           $15,906          $14,075       $11,364
10/31/2004          $16,415          $14,491       $11,424
11/30/2004          $17,190          $15,013       $11,430
12/31/2004          $17,537          $15,271       $11,388
1/31/2005           $17,263          $15,057       $11,412
2/28/2005           $17,574          $15,079       $11,478
3/31/2005           $17,171          $14,877       $11,568
4/30/2005           $17,181          $15,099       $11,646
5/31/2005           $16,983          $14,793       $11,634
6/30/2005           $16,865          $14,665       $11,640
7/31/2005           $16,876          $14,522       $11,694
8/31/2005           $16,951          $14,783       $11,753
9/30/2005           $16,848          $14,500       $11,897
10/31/2005          $16,728          $14,236       $11,921
11/30/2005          $16,707          $14,063       $11,825
12/31/2005          $16,930          $14,221       $11,777
1/31/2006           $17,581          $14,405       $11,867
2/28/2006           $17,559          $14,331       $11,891
3/31/2006           $17,488          $14,164       $11,957
4/30/2006           $18,163          $14,502       $12,059
5/31/2006           $18,149          $14,768       $12,118
6/30/2006           $17,918          $14,613       $12,142
7/31/2006           $18,173          $14,730       $12,178
8/31/2006           $18,226          $14,866       $12,202
9/30/2006           $18,245          $14,824       $12,142
10/31/2006          $18,622          $14,965       $12,077
11/30/2006          $19,035          $15,377       $12,059
12/31/2006          $19,140          $15,091       $12,077
1/31/2007           $19,021          $14,887       $12,113
2/28/2007           $19,180          $15,231       $12,178
3/31/2007           $19,479          $15,265       $12,289
4/30/2007           $19,989          $15,433       $12,369
5/31/2007           $20,220          $15,120       $12,445
6/30/2007           $20,152          $15,030       $12,469
7/31/2007           $20,330          $15,475       $12,466
8/31/2007           $19,906          $15,726       $12,443
9/30/2007           $20,872          $16,113       $12,477
10/31/2007          $21,362          $16,375       $12,504
11/30/2007          $21,076          $16,829       $12,578
12/31/2007          $21,150          $16,744       $12,569
1/31/2008           $21,873          $17,364       $12,632
2/29/2008           $22,434          $17,789       $12,669
3/31/2008           $22,548          $18,362       $12,778
4/30/2008           $22,268          $17,767       $12,856
5/31/2008           $21,970          $17,507       $12,964
6/30/2008           $21,407          $17,585       $13,095
7/31/2008           $21,787          $17,622       $13,164
8/31/2008           $21,732          $17,269       $13,111
9/30/2008           $21,468          $17,063       $13,093
10/31/2008          $21,165          $16,716       $12,961
11/30/2008          $21,245          $17,334       $12,712
12/31/2008          $22,386          $18,567       $12,581
1/31/2009           $22,548          $17,761       $12,636
2/28/2009           $21,086          $17,235       $12,699
3/31/2009           $22,398          $17,673       $12,729
4/30/2009           $23,591          $17,680       $12,761
5/31/2009           $24,120          $18,268       $12,798
6/30/2009           $24,143          $18,288       $12,908
7/31/2009           $25,126          $18,613       $12,888
8/31/2009           $25,067          $18,982       $12,916
Total Returns        150.67%           89.82%        29.16%


                               12 | Annual Report

CLASS R (2/2/09-8/31/09)

                               (PERFORMANCE GRAPH)

                TEMPLETON GLOBAL BOND      CITIGROUP WORLD
     DATE           FUND - CLASS R      GOVERNMENT BOND INDEX     CPI
-------------   ---------------------   ---------------------   -------
2/2/2009               $10,000                 $10,000          $10,000
2/28/2009              $ 9,439                 $ 9,704          $10,050
3/31/2009              $10,023                 $ 9,951          $10,074
4/30/2009              $10,557                 $ 9,954          $10,099
5/31/2009              $10,796                 $10,285          $10,128
6/30/2009              $10,807                 $10,297          $10,215
7/31/2009              $11,251                 $10,480          $10,199
8/31/2009              $11,227                 $10,687          $10,222
Total Returns            12.27%                   6.87%            2.22%

AGGREGATE TOTAL RETURN(6)

CLASS R                    8/31/09
-------                    -------
Since Inception (2/2/09)   +12.27%

ADVISOR CLASS (9/1/99-8/31/09)

                               (PERFORMANCE GRAPH)

                TEMPLETON GLOBAL BOND      CITIGROUP WORLD
     DATE        FUND - ADVISOR CLASS   GOVERNMENT BOND INDEX     CPI
-------------   ---------------------   ---------------------   -------
9/1/1999               $10,000                 $10,000          $10,000
9/30/1999              $10,107                 $10,156          $10,048
10/31/1999             $10,098                 $10,151          $10,066
11/30/1999             $ 9,973                 $10,045          $10,072
12/31/1999             $10,030                 $10,020          $10,072
1/31/2000              $ 9,904                 $ 9,806          $10,102
2/29/2000              $ 9,988                 $ 9,736          $10,162
3/31/2000              $10,085                 $10,038          $10,245
4/30/2000              $ 9,825                 $ 9,710          $10,251
5/31/2000              $ 9,697                 $ 9,785          $10,263
6/30/2000              $10,024                 $10,023          $10,317
7/31/2000              $ 9,917                 $ 9,853          $10,341
8/31/2000              $ 9,834                 $ 9,779          $10,341
9/30/2000              $ 9,801                 $ 9,760          $10,395
10/31/2000             $ 9,582                 $ 9,636          $10,413
11/30/2000             $ 9,746                 $ 9,827          $10,419
12/31/2000             $10,337                 $10,179          $10,413
1/31/2001              $10,415                 $10,166          $10,479
2/28/2001              $10,329                 $10,162          $10,521
3/31/2001              $10,076                 $ 9,869          $10,545
4/30/2001              $10,078                 $ 9,834          $10,586
5/31/2001              $ 9,924                 $ 9,805          $10,634
6/30/2001              $10,017                 $ 9,715          $10,652
7/31/2001              $10,176                 $ 9,960          $10,622
8/31/2001              $10,600                 $10,334          $10,622
9/30/2001              $10,548                 $10,410          $10,670
10/31/2001             $10,710                 $10,492          $10,634
11/30/2001             $10,787                 $10,345          $10,616
12/31/2001             $10,796                 $10,078          $10,575
1/31/2002              $10,737                 $ 9,892          $10,598
2/28/2002              $10,991                 $ 9,943          $10,640
3/31/2002              $11,014                 $ 9,916          $10,700
4/30/2002              $11,369                 $10,271          $10,760
5/31/2002              $11,560                 $10,561          $10,760
6/30/2002              $11,695                 $11,071          $10,766
7/31/2002              $11,647                 $11,180          $10,778
8/31/2002              $11,912                 $11,375          $10,814
9/30/2002              $12,078                 $11,499          $10,832
10/31/2002             $12,203                 $11,452          $10,850
11/30/2002             $12,356                 $11,467          $10,850
12/31/2002             $12,980                 $12,043          $10,826
1/31/2003              $13,274                 $12,208          $10,874
2/28/2003              $13,539                 $12,379          $10,958
3/31/2003              $13,573                 $12,417          $11,023
4/30/2003              $14,019                 $12,566          $10,999
5/31/2003              $14,970                 $13,111          $10,981
6/30/2003              $14,808                 $12,899          $10,993
7/31/2003              $14,230                 $12,516          $11,005
8/31/2003              $14,098                 $12,448          $11,047
9/30/2003              $14,975                 $13,154          $11,083
10/31/2003             $14,796                 $13,088          $11,071
11/30/2003             $15,042                 $13,309          $11,041
12/31/2003             $15,789                 $13,839          $11,029
1/31/2004              $15,760                 $13,876          $11,083
2/29/2004              $15,996                 $13,897          $11,143
3/31/2004              $16,094                 $14,097          $11,215
4/30/2004              $15,516                 $13,493          $11,251
5/31/2004              $15,583                 $13,598          $11,317
6/30/2004              $15,587                 $13,628          $11,352
7/31/2004              $15,637                 $13,558          $11,335
8/31/2004              $15,991                 $13,879          $11,341
9/30/2004              $16,428                 $14,075          $11,364
10/31/2004             $16,949                 $14,491          $11,424
11/30/2004             $17,778                 $15,013          $11,430
12/31/2004             $18,147                 $15,271          $11,388
1/31/2005              $17,873                 $15,057          $11,412
2/28/2005              $18,189                 $15,079          $11,478
3/31/2005              $17,796                 $14,877          $11,568
4/30/2005              $17,816                 $15,099          $11,646
5/31/2005              $17,620                 $14,793          $11,634
6/30/2005              $17,491                 $14,665          $11,640
7/31/2005              $17,528                 $14,522          $11,694
8/31/2005              $17,616                 $14,783          $11,753
9/30/2005              $17,500                 $14,500          $11,897
10/31/2005             $17,402                 $14,236          $11,921
11/30/2005             $17,373                 $14,063          $11,825
12/31/2005             $17,632                 $14,221          $11,777
1/31/2006              $18,305                 $14,405          $11,867
2/28/2006              $18,309                 $14,331          $11,891
3/31/2006              $18,244                 $14,164          $11,957
4/30/2006              $18,942                 $14,502          $12,059
5/31/2006              $18,938                 $14,768          $12,118
6/30/2006              $18,706                 $14,613          $12,142
7/31/2006              $18,983                 $14,730          $12,178
8/31/2006              $19,049                 $14,866          $12,202
9/30/2006              $19,080                 $14,824          $12,142
10/31/2006             $19,486                 $14,965          $12,077
11/30/2006             $19,929                 $15,377          $12,059
12/31/2006             $20,051                 $15,091          $12,077
1/31/2007              $19,937                 $14,887          $12,113
2/28/2007              $20,115                 $15,231          $12,178
3/31/2007              $20,440                 $15,265          $12,289
4/30/2007              $20,989                 $15,433          $12,369
5/31/2007              $21,243                 $15,120          $12,445
6/30/2007              $21,183                 $15,030          $12,469
7/31/2007              $21,383                 $15,475          $12,466
8/31/2007              $20,947                 $15,726          $12,443
9/30/2007              $21,979                 $16,113          $12,477
10/31/2007             $22,509                 $16,375          $12,504
11/30/2007             $22,218                 $16,829          $12,578
12/31/2007             $22,308                 $16,744          $12,569
1/31/2008              $23,068                 $17,364          $12,632
2/29/2008              $23,674                 $17,789          $12,669
3/31/2008              $23,826                 $18,362          $12,778
4/30/2008              $23,523                 $17,767          $12,856
5/31/2008              $23,239                 $17,507          $12,964
6/30/2008              $22,634                 $17,585          $13,095
7/31/2008              $23,070                 $17,622          $13,164
8/31/2008              $23,024                 $17,269          $13,111
9/30/2008              $22,756                 $17,063          $13,093
10/31/2008             $22,446                 $16,716          $12,961
11/30/2008             $22,544                 $17,334          $12,712
12/31/2008             $23,751                 $18,567          $12,581
1/31/2009              $23,958                 $17,761          $12,636
2/28/2009              $22,411                 $17,235          $12,699
3/31/2009              $23,802                 $17,673          $12,729
4/30/2009              $25,089                 $17,680          $12,761
5/31/2009              $25,668                 $18,268          $12,798
6/30/2009              $25,706                 $18,288          $12,908
7/31/2009              $26,773                 $18,613          $12,888
8/31/2009              $26,706                 $18,982          $12,916
Total Returns           167.06%                  89.82%           29.16%

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS   8/31/09
-------------   -------
1-Year          +15.98%
5-Year          +10.80%
10-Year         +10.32%


                               Annual Report | 13

ENDNOTES

CHANGES IN INTEREST RATES WILL AFFECT THE VALUE OF THE FUND'S PORTFOLIO AND ITS SHARE PRICE AND YIELD. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. THE FUND'S USE OF DERIVATIVES AND FOREIGN CURRENCY TECHNIQUES INVOLVE SPECIAL RISKS AS SUCH TECHNIQUES MAY NOT ACHIEVE THE ANTICIPATED BENEFITS AND/OR MAY RESULT IN LOSSES TO THE FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(6.) Aggregate total return represents the change in value of an investment over the periods indicated. Since Class R shares have existed for less than one year, average annual total returns are not available.

(7.) Source: (C) 2009 Morningstar. The Citigroup World Government Bond Index is market capitalization weighted and tracks total returns of government bonds in 23 developed countries globally. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               14 | Annual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 15

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 3/1/09      VALUE 8/31/09   PERIOD* 3/1/09-8/31/09
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $1,190.60              $5.14
Hypothetical (5% return before expenses)         $1,000           $1,020.52              $4.74
CLASS C
Actual                                           $1,000           $1,188.80              $7.34
Hypothetical (5% return before expenses)         $1,000           $1,018.50              $6.77
CLASS R
Actual                                           $1,000           $1,189.30              $6.51
Hypothetical (5% return before expenses)         $1,000           $1,019.26              $6.01
ADVISOR CLASS
Actual                                           $1,000           $1,191.50              $3.76
Hypothetical (5% return before expenses)         $1,000           $1,021.78              $3.47

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.93%; C: 1.33%; R: 1.18%; and Advisor:
     0.68%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                               16 | Annual Report

Templeton Income Trust

FINANCIAL HIGHLIGHTS

TEMPLETON GLOBAL BOND FUND

                                                                                    YEAR ENDED AUGUST 31,
                                                              -----------------------------------------------------------------
CLASS A                                                          2009         2008          2007          2006          2005
-------                                                       ----------   ----------    ----------    ----------    ----------
PER SHARE OPERATING PERFORMANCE
   (for a share outstanding throughout the year)
Net asset value, beginning of year ........................   $    11.42   $    11.15    $    10.78    $    10.47    $    10.00
                                                              ----------   ----------    ----------    ----------    ----------
Income from investment operations(a):
   Net investment income(b) ...............................         0.57         0.50          0.46          0.38          0.36
   Net realized and unrealized gains (losses) .............         1.11         0.57          0.55          0.43          0.62
                                                              ----------   ----------    ----------    ----------    ----------
Total from investment operations ..........................         1.68         1.07          1.01          0.81          0.98
                                                              ----------   ----------    ----------    ----------    ----------
Less distributions from:
   Net investment income and net foreign currency gains ...        (0.92)       (0.79)        (0.63)        (0.50)        (0.51)
   Net realized gains .....................................           --        (0.01)        (0.01)           --            --
                                                              ----------   ----------    ----------    ----------    ----------
Total distributions .......................................        (0.92)       (0.80)        (0.64)        (0.50)        (0.51)
                                                              ----------   ----------    ----------    ----------    ----------
Redemption fees(c) ........................................           --           --(d)         --(d)         --(d)         --(d)
                                                              ----------   ----------    ----------    ----------    ----------
Net asset value, end of year ..............................   $    12.18   $    11.42    $    11.15    $    10.78    $    10.47
                                                              ==========   ==========    ==========    ==========    ==========
Total return(e) ...........................................        15.74%        9.62%         9.57%         7.95%         9.86%
RATIOS TO AVERAGE NET ASSETS
Expenses(f) ...............................................         0.92%        0.92%         0.99%         1.03%         1.05%
Net investment income .....................................         4.99%        4.28%         4.17%         3.59%         3.41%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ...........................   $9,301,146   $6,695,310    $3,853,706    $1,858,368    $1,279,144
Portfolio turnover rate ...................................        65.94%       29.74%        44.33%        39.14%        27.92%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 17

Templeton Income Trust

TEMPLETON GLOBAL BOND FUND

                                                                                 YEAR ENDED AUGUST 31,
                                                              -----------------------------------------------------------
CLASS C                                                          2009         2008         2007        2006        2005
-------                                                       ----------   ----------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
   (for a share outstanding throughout the year)
Net asset value, beginning of year ........................   $    11.43   $    11.17    $  10.79    $  10.48    $  10.01
                                                              ----------   ----------    --------    --------    --------
Income from investment operations(a):
   Net investment income(b) ...............................         0.53         0.45        0.42        0.34        0.32
   Net realized and unrealized gains (losses) .............         1.11         0.56        0.56        0.43        0.62
                                                              ----------   ----------    --------    --------    --------
Total from investment operations ..........................         1.64         1.01        0.98        0.77        0.94
                                                              ----------   ----------    --------    --------    --------
Less distributions from:
   Net investment income and net foreign currency gains ...        (0.87)       (0.74)      (0.59)      (0.46)      (0.47)
   Net realized gains .....................................           --        (0.01)      (0.01)         --          --
                                                              ----------   ----------    --------    --------    --------
Total distributions .......................................        (0.87)       (0.75)      (0.60)      (0.46)      (0.47)
                                                              ----------   ----------    --------    --------    --------
Redemption fees(c) ........................................           --           --(d)       --(d)       --(d)       --(d)
                                                              ----------   ----------    --------    --------    --------
Net asset value, end of year ..............................   $    12.20   $    11.43    $  11.17    $  10.79    $  10.48
                                                              ==========   ==========    ========    ========    ========
Total return(e) ...........................................        15.35%        9.17%       9.22%       7.52%       9.42%
RATIOS TO AVERAGE NET ASSETS
Expenses(f) ...............................................         1.32%        1.32%       1.39%       1.42%       1.45%
Net investment income .....................................         4.59%        3.88%       3.77%       3.20%       3.01%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ...........................   $2,874,696   $1,979,992    $993,769    $467,302    $351,391
Portfolio turnover rate ...................................        65.94%       29.74%      44.33%      39.14%      27.92%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               18 | Annual Report

Templeton Income Trust

TEMPLETON GLOBAL BOND FUND

                                                              PERIOD ENDED
                                                               AUGUST 31,
CLASS R                                                          2009(a)
-------                                                       ------------
PER SHARE OPERATING PERFORMANCE
   (for a share outstanding throughout the period)
Net asset value, beginning of period ......................      $11.14
                                                                 ------
Income from investment operations(b):
   Net investment income(c) ...............................        0.33
   Net realized and unrealized gains (losses) .............        1.01
                                                                 ------
Total from investment operations ..........................        1.34
                                                                 ------
Less distributions from net investment income and net
   foreign currency gains .................................       (0.30)
                                                                 ------
Net asset value, end of period ............................      $12.18
                                                                 ------
Total return(d) ...........................................       12.27%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses(f) ...............................................        1.17%
Net investment income .....................................        4.74%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .........................      $3,339
Portfolio turnover rate ...................................       65.94%

(a)  For the period February 2, 2009 (effective date) to August 31, 2009.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 19

Templeton Income Trust

TEMPLETON GLOBAL BOND FUND

                                                                                  YEAR ENDED AUGUST 31,
                                                              -------------------------------------------------------------
ADVISOR CLASS                                                    2009         2008          2007         2006        2005
-------------                                                 ----------   ----------    ----------    --------    --------
PER SHARE OPERATING PERFORMANCE
   (for a share outstanding throughout the year)
Net asset value, beginning of year ........................   $    11.39   $    11.13    $    10.75    $  10.45    $   9.98
                                                              ----------   ----------    ----------    --------    --------
Income from investment operations(a):
   Net investment income(b) ...............................         0.60         0.53          0.49        0.41        0.39
   Net realized and unrealized gains (losses) .............         1.10         0.55          0.56        0.42        0.62
                                                              ----------   ----------    ----------    --------    --------
Total from investment operations ..........................         1.70         1.08          1.05        0.83        1.01
                                                              ----------   ----------    ----------    --------    --------
Less distributions from:
   Net investment income and net foreign currency gains ...        (0.94)       (0.81)        (0.66)      (0.53)      (0.54)
   Net realized gains .....................................           --        (0.01)        (0.01)         --          --
                                                              ----------   ----------    ----------    --------    --------
Total distributions .......................................        (0.94)       (0.82)        (0.67)      (0.53)      (0.54)
                                                              ----------   ----------    ----------    --------    --------
Redemption fees(c) ........................................           --           --(d)         --(d)       --(d)       --(d)
                                                              ----------   ----------    ----------    --------    --------
Net asset value, end of year ..............................   $    12.15   $    11.39    $    11.13    $  10.75    $  10.45
                                                              ==========   ==========    ==========    ========    ========
Total return ..............................................        15.98%        9.92%         9.97%       8.14%      10.16%
RATIOS TO AVERAGE NET ASSETS
Expenses(e) ...............................................         0.67%        0.67%         0.74%       0.78%       0.80%
Net investment income .....................................         5.24%        4.53%         4.42%       3.84%       3.66%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ...........................   $5,021,533   $2,394,380    $1,156,962    $444,064    $268,413
Portfolio turnover rate ...................................        65.94%       29.74%        44.33%      39.14%      27.92%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               20 | Annual Report

Templeton Income Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2009

       TEMPLETON GLOBAL BOND FUND                                    PRINCIPAL AMOUNT(a)                VALUE
       --------------------------                                    -------------------           ---------------
       BONDS 82.7%
       ARGENTINA 1.4%
(b,c)  Government of Argentina, senior bond, FRN, 0.943%,
          8/03/12 ................................................           933,905,000           $   244,683,110
                                                                                                   ---------------
       AUSTRALIA 4.5%
       New South Wales Treasury Corp., senior note, 5.50%,
          3/01/17 ................................................           312,478,000     AUD       256,525,116
       Queensland Treasury Corp.,
          11, 6.00%, 6/14/11 .....................................           274,230,000     AUD       236,588,003
          13, 6.00%, 8/14/13 .....................................            96,006,000     AUD        82,211,424
          17, 6.00%, 9/14/17 .....................................            66,390,000     AUD        56,111,587
(d)       144A, 7.125%, 9/18/17 ..................................           193,260,000     NZD       136,845,865
                                                                                                   ---------------
                                                                                                       768,281,995
                                                                                                   ---------------
       BRAZIL 4.7%
       Nota Do Tesouro Nacional,
          9.609%, 1/01/12 ........................................               288,110(e)  BRL       149,502,462
          9.609%, 1/01/14 ........................................                78,500(e)  BRL        38,719,121
          9.609%, 1/01/17 ........................................               349,070(e)  BRL       161,582,846
(f)       Index Linked, 6.00%, 5/15/11 ...........................                21,945(e)  BRL        21,650,174
(f)       Index Linked, 6.00%, 5/15/15 ...........................               318,270(e)  BRL       306,529,189
(f)       Index Linked, 6.00%, 5/15/45 ...........................               131,725(e)  BRL       124,009,971
                                                                                                   ---------------
                                                                                                       801,993,763
                                                                                                   ---------------
       CANADA 0.1%
       Province of Manitoba, 6.375%, 9/01/15 .....................            25,200,000     NZD        17,134,831
       Province of Ontario, 6.25%, 6/16/15 .......................            10,115,000     NZD         6,960,140
                                                                                                   ---------------
                                                                                                        24,094,971
                                                                                                   ---------------
       FRANCE 2.8%
       Government of France, 4.00%, 4/25/18 ......................           326,000,000     EUR       490,392,464
                                                                                                   ---------------
       GERMANY 0.7%
       KfW Bankengruppe, senior note, 18.50%, 2/11/10 ............           629,500,000     EGP       118,480,283
                                                                                                   ---------------
       HUNGARY 1.9%
       Government of Hungary,
          3.50%, 7/18/16 .........................................            11,765,000     EUR        14,738,990
          4.375%, 7/04/17 ........................................            50,450,000     EUR        65,139,308
          5.75%, 6/11/18 .........................................           141,160,000     EUR       200,624,262
          senior note, 3.875%, 2/24/20 ...........................            36,045,000     EUR        42,016,818
                                                                                                   ---------------
                                                                                                       322,519,378
                                                                                                   ---------------
       INDONESIA 7.9%
       Government of Indonesia,
          FR10, 13.15%, 3/15/10 ..................................        33,650,000,000     IDR         3,443,448
          FR13, 15.425%, 9/15/10 .................................        23,800,000,000     IDR         2,538,194
          FR19, 14.25%, 6/15/13 ..................................       194,977,000,000     IDR        22,292,754
          FR20, 14.275%, 12/15/13 ................................       301,008,000,000     IDR        34,714,470
          FR23, 11.00%, 12/15/12 .................................         8,700,000,000     IDR           906,250
          FR25, 10.00%, 10/15/11 .................................        12,660,000,000     IDR         1,288,607


                               Annual Report | 21

Templeton Income Trust

       TEMPLETON GLOBAL BOND FUND                                    PRINCIPAL AMOUNT(a)                VALUE
       --------------------------                                    -------------------           ---------------
       BONDS (CONTINUED)
       INDONESIA (CONTINUED)
       Government of Indonesia, (continued)
          FR26, 11.00%, 10/15/14 .................................       145,580,000,000     IDR   $    15,164,588
          FR27, 9.50%, 6/15/15 ...................................        55,210,000,000     IDR         5,395,027
          FR28, 10.00%, 7/15/17 ..................................       104,700,000,000     IDR        10,257,072
          FR30, 10.75%, 5/15/16 ..................................       185,655,000,000     IDR        19,062,795
          FR31, 11.00%, 11/15/20 .................................       657,707,000,000     IDR        66,227,412
          FR32, 15.00%, 7/15/18 ..................................         1,150,000,000     IDR           144,891
          FR34, 12.80%, 6/15/21 ..................................     1,148,413,000,000     IDR       127,601,432
          FR35, 12.90%, 6/15/22 ..................................       681,272,000,000     IDR        76,203,816
          FR36, 11.50%, 9/15/19 ..................................       133,190,000,000     IDR        14,039,118
          FR37, 12.00%, 9/15/26 ..................................        66,550,000,000     IDR         6,981,807
          FR39, 11.75%, 8/15/23 ..................................       163,865,000,000     IDR        17,069,276
          FR42, 10.25%, 7/15/27 ..................................       814,390,000,000     IDR        74,531,263
          FR43, 10.25%, 7/15/22 ..................................       227,455,000,000     IDR        21,481,851
          FR44, 10.00%, 9/15/24 ..................................        13,024,000,000     IDR         1,188,698
          FR46, 9.50%, 7/15/23 ...................................     2,563,120,000,000     IDR       226,943,002
          FR47, 10.00%, 2/15/28 ..................................     1,628,387,000,000     IDR       145,391,673
          FR48, 9.00%, 9/15/18 ...................................       341,640,000,000     IDR        31,350,902
          FR49, 9.00%, 9/15/13 ...................................       369,360,000,000     IDR        36,184,833
          FR52, 10.50%, 8/15/30 ..................................       762,154,000,000     IDR        70,393,382
(d)       senior bond, 144A, 8.50%, 10/12/35 .....................            27,683,000                31,558,620
(d)       senior bond, 144A, 6.625%, 2/17/37 .....................            19,820,000                18,424,342
(d)       senior bond, 144A, 7.75%, 1/17/38 ......................            65,910,000                68,134,463
(g)       senior bond, Reg S, 8.50%, 10/12/35                                 53,765,000                61,292,100
(g)       senior bond, Reg S, 6.625%, 2/17/37 ....................               100,000                    92,958
(g)       senior bond, Reg S, 7.75%, 1/17/38 .....................            67,836,000                70,125,465
(d)       senior note, 144A, 11.625%, 3/04/19 ....................            57,990,000                78,407,312
                                                                                                   ---------------
                                                                                                     1,358,831,821
                                                                                                   ---------------
       IRAQ 0.3%
       Government of Iraq,
(d)       144A,5.80%, 1/15/28 ....................................            21,625,000                14,949,363
(g)       Reg S, 5.80%, 1/15/28 ..................................            61,094,000                42,234,282
                                                                                                   ---------------
                                                                                                        57,183,645
                                                                                                   ---------------
       ISRAEL 0.7%
(h)    Government of Israel, 2680, 7.00%, 4/29/11 ................           434,650,000     ILS       122,532,486
                                                                                                   ---------------
       MALAYSIA 3.1%
       Government of Malaysia,
          6.844%, 10/01/09 .......................................            16,300,000     MYR         4,646,844
          3.869%, 4/13/10 ........................................           637,200,000     MYR       183,017,990
          3.644%, 8/25/10 ........................................           147,890,000     MYR        42,656,700
          3.756%, 4/28/11 ........................................           752,167,000     MYR       218,438,567
          3.718%, 6/15/12 ........................................           210,000,000     MYR        61,077,768
          3.702%, 2/25/13 ........................................            62,130,000     MYR        18,001,045
          3.70%, 5/15/13 .........................................            23,710,000     MYR         6,856,220
                                                                                                   ---------------
                                                                                                       534,695,134
                                                                                                   ---------------


                               22 | Annual Report

Templeton Income Trust

       TEMPLETON GLOBAL BOND FUND                                    PRINCIPAL AMOUNT(a)                VALUE
       --------------------------                                    -------------------           ---------------
       BONDS (CONTINUED)
       MEXICO 6.7%
       Government of Mexico,
          8.00%, 12/07/23 ........................................            30,785,000(i)  MXN   $   221,679,603
          10.00%, 12/05/24 .......................................            12,883,000(i)  MXN       109,205,267
          10.00%, 11/20/36 .......................................            39,583,000(i)  MXN       328,576,107
          M 20, 7.50%, 6/03/27 ...................................            54,181,000(i)  MXN       364,006,718
          senior bond, 5.95%, 3/19/19 ............................           130,400,000               132,551,600
                                                                                                   ---------------
                                                                                                     1,156,019,295
                                                                                                   ---------------
       NETHERLANDS 1.8%
       Government of the Netherlands, 4.00%, 7/15/18 .............           205,000,000     EUR       306,255,225
                                                                                                   ---------------
       NEW ZEALAND 0.1%
       Government of New Zealand,
          6.00%, 11/15/11 ........................................            10,837,000     NZD         7,731,842
          6.50%, 4/15/13 .........................................             6,650,000     NZD         4,796,150
                                                                                                   ---------------
                                                                                                        12,527,992
                                                                                                   ---------------
       NORWAY 1.2%
       Government of Norway, 6.00%, 5/16/11 ......................         1,136,850,000     NOK       200,591,690
                                                                                                   ---------------
       PERU 0.4%
       Government of Peru,
          7.84%, 8/12/20 .........................................            74,675,000     PEN        29,578,769
          Series 7, 8.60%, 8/12/17 ...............................           110,435,000     PEN        45,941,614
                                                                                                   ---------------
                                                                                                        75,520,383
                                                                                                   ---------------
       PHILIPPINES 0.1%
(g)    Government of the Philippines, Reg S, 9.125%, 2/22/10 .....            15,795,000     EUR        23,482,630
                                                                                                   ---------------
       POLAND 9.1%
       Government of Poland,
          4.25%, 5/24/11 .........................................           198,000,000     PLN        68,513,397
          4.75%, 4/25/12 .........................................         1,257,400,000     PLN       434,408,040
          5.75%, 4/25/14 .........................................           844,565,000     PLN       297,002,231
          6.25%, 10/24/15 ........................................           477,140,000     PLN       171,414,446
          5.75%, 9/23/22 .........................................           495,970,000     PLN       167,559,191
(j)       0112, Strip, 1/25/12 ...................................           358,580,000     PLN       111,419,088
          senior note, 6.375%, 7/15/19 ...........................           297,700,000               319,389,827
                                                                                                   ---------------
                                                                                                     1,569,706,220
                                                                                                   ---------------
       QATAR 0.7%
(d)    Government of Qatar, senior note, 144A, 6.55%, 4/09/19 ....           109,850,000               118,094,242
                                                                                                   ---------------
       RUSSIA 3.9%
       Government of Russia,
(d)       144A, 7.50%, 3/31/30 ...................................           646,517,760               663,876,762
(g)       senior bond, Reg S, 7.50%, 3/31/30 .....................             3,984,000                 4,090,970
                                                                                                   ---------------
                                                                                                       667,967,732
                                                                                                   ---------------


                               Annual Report | 23

Templeton Income Trust

       TEMPLETON GLOBAL BOND FUND                                    PRINCIPAL AMOUNT(a)                VALUE
       --------------------------                                    -------------------           ---------------
       BONDS (CONTINUED)
       SOUTH AFRICA 1.9%
       Government of South Africa,
          5.25%, 5/16/13 .........................................            31,958,000     EUR   $    47,493,864
          4.50%, 4/05/16 .........................................            16,945,000     EUR        23,614,346
          6.875%, 5/27/19 ........................................           205,735,000               221,926,344
          senior note, 6.50%, 6/02/14 ............................             7,290,000                 7,937,935
          senior note, 5.875%, 5/30/22 ...........................            31,345,000                31,384,181
                                                                                                   ---------------
                                                                                                       332,356,670
                                                                                                   ---------------
       SOUTH KOREA 16.2%
       The Export-Import Bank of Korea,
          5.125%, 3/16/15 ........................................             6,330,000                 6,334,235
          4.625%, 2/20/17 ........................................            14,090,000     EUR        18,955,462
(g)       Reg S, 5.25%, 2/10/14 ..................................             6,200,000                 6,204,030
          senior note, 8.125%, 1/21/14 ...........................            37,645,000                42,119,259
       Government of Korea, senior bond, 5.625%, 11/03/25 ........            13,150,000                12,473,590
       Korea Deposit Insurance Corp.,
          07-1, 5.57%, 9/14/12 ...................................        44,400,000,000     KRW        36,246,753
          08-1, 5.28%, 2/15/13 ...................................         5,957,000,000     KRW         4,815,869
       Korea Development Bank, senior note, 8.00%, 1/23/14 .......           127,140,000               141,439,054
       Korea Treasury Bond,
          0400-1206, 4.00%, 6/10/12 ..............................       460,224,830,000     KRW       365,098,659
          0475-1112, 4.75%, 12/10/11 .............................     1,306,832,360,000     KRW     1,055,141,805
          0475-1203, 4.75%, 3/10/12 ..............................       171,799,000,000     KRW       138,455,786
          0500-1609, 5.00%, 9/10/16 ..............................       175,000,000,000     KRW       137,668,930
          0525-1303, 5.25%, 3/10/13 ..............................        14,911,170,000     KRW        12,137,533
          0525-1509, 5.25%, 9/10/15 ..............................        26,000,000,000     KRW        20,965,506
          0525-2703, 5.25%, 3/10/27 ..............................        19,393,800,000     KRW        14,925,127
          0550-1106, 5.50%, 6/10/11 ..............................       308,034,220,000     KRW       251,932,687
          0550-1709, 5.50%, 9/10/17 ..............................       200,940,250,000     KRW       161,600,067
          0575-1012, 5.75%, 12/10/10 .............................       147,250,000,000     KRW       120,712,266
          0575-1809, 5.75%, 9/10/18 ..............................        61,860,100,000     KRW        50,644,913
          senior note, 7.125%, 4/16/19 ...........................           167,120,000               189,549,342
                                                                                                   ---------------
                                                                                                     2,787,420,873
                                                                                                   ---------------
       SRI LANKA 2.6%
       Government of Sri Lanka, A,
          8.50%, 1/15/13 .........................................         7,820,300,000     LKR        60,472,662
          13.50%, 2/01/13 ........................................         7,593,700,000     LKR        67,613,823
          11.25%, 7/15/14 ........................................        23,159,500,000     LKR       190,633,089
          11.00%, 8/01/15 ........................................        15,208,000,000     LKR       122,573,586
                                                                                                   ---------------
                                                                                                       441,293,160
                                                                                                   ---------------
(k)    SUPRANATIONAL 2.5%
       Corporacion Andina De Fomento, 8.125%, 6/04/19 ............           136,720,000               158,656,724
       European Investment Bank, senior note,
          4.50%, 5/15/13 .........................................           340,210,000     NOK        57,865,297
          1612/37, 6.50%, 9/10/14 ................................            51,500,000     NZD        36,499,359


                               24 | Annual Report

Templeton Income Trust

       TEMPLETON GLOBAL BOND FUND                                    PRINCIPAL AMOUNT(a)                VALUE
       --------------------------                                    -------------------           ---------------
       BONDS (CONTINUED)
(k)    SUPRANATIONAL (CONTINUED)
       Inter-American Development Bank,
          7.50%, 4/15/15 .........................................             5,600,000     NZD   $     4,123,044
          6.00%, 12/15/17 ........................................            10,200,000     NZD         7,009,860
          senior note, 7.50%, 12/05/24 ...........................         2,473,000,000     MXN       147,622,439
       International Bank for Reconstruction & Development,
          7.50%, 7/30/14 .........................................            14,802,000     NZD        10,919,174
                                                                                                   ---------------
                                                                                                       422,695,897
                                                                                                   ---------------
       SWEDEN 5.0%
       Government of Sweden, 5.25%, 3/15/11 ......................         5,674,940,000     SEK       849,183,823
                                                                                                   ---------------
       UNITED ARAB EMIRATES 0.7%
(d)       Emirate of Abu Dhabi, 144A, 6.75%, 4/08/19 .............           107,890,000               119,250,709
                                                                                                   ---------------
       VENEZUELA 1.7%
       Government of Venezuela,
          10.75%, 9/19/13 ........................................           133,587,000               128,243,520
(g)    senior bond, Reg S, 5.375%, 8/07/10 .......................           168,805,000               163,740,850
                                                                                                   ---------------
                                                                                                       291,984,370
                                                                                                   ---------------
       TOTAL BONDS (COST $13,118,436,048) ........................                                  14,218,039,961
                                                                                                   ---------------
       MUNICIPAL BONDS 4.5%
       UNITED STATES AND U.S. TERRITORIES 4.5%
       Alabama Public Housing Authorities Capital Program Revenue,
          Series B, FSA Insured, 4.45%, 1/01/24 ..................             3,865,000                 3,844,554
       Alabama State University Revenue, General Tuition and Fee,
       Assured Guaranty,
          5.00%, 9/01/29 .........................................             1,450,000                 1,476,260
          5.75%, 9/01/39 .........................................             1,450,000                 1,526,560
       Bay Area Toll Authority Toll Bridge Revenue, San Francisco
          Bay Area, Refunding, Series F1,
          5.00%, 4/01/39 .........................................            17,665,000                17,898,001
          5.50%, 4/01/43 .........................................            24,910,000                26,141,052
       Bexar County Hospital District GO, Certificates of
          Obligation, 5.00%, 2/15/32 .............................             7,675,000                 7,633,785
       Bexar County Revenue, Venue Project, Refunding, Series A,
          BHAC Insured, 5.25%,
          8/15/47 ................................................             6,900,000                 6,919,320
       California State GO,
          6.00%, 4/01/38 .........................................           105,350,000               111,639,395
          Refunding, 5.125%, 4/01/33 .............................            41,950,000                41,243,562
          Refunding, 5.00%, 4/01/38 ..............................            17,580,000                16,683,596
       Chicago Board of Education GO, Refunding, Series C, Assured
          Guaranty, 5.25%, 12/01/26 ..............................            21,470,000                23,180,944
       Chicago GO, Project and Refunding, Series A, FSA Insured,
          5.00%, 1/01/25 .........................................            13,885,000                14,324,460
       District of Columbia University Revenue, Georgetown
          University, Refunding, Series D, BHAC Insured,
          5.50%, 4/01/36 .........................................            14,180,000                14,839,086


                               Annual Report | 25

Templeton Income Trust

       TEMPLETON GLOBAL BOND FUND                                    PRINCIPAL AMOUNT(a)                VALUE
       --------------------------                                    -------------------           ---------------
       MUNICIPAL BONDS (CONTINUED)
       UNITED STATES AND U.S. TERRITORIES (CONTINUED)
       Energy Northwest Electric Revenue, Columbia Generating
          Station, Refunding, Series A, 5.00%, 7/01/24 ...........            14,180,000           $    14,923,883
       Florida State Hurricane Catastrophe Fund Finance Corp.
          Revenue, Series A, 4.25%, 7/01/14 ......................            22,070,000                22,522,876
       Georgia State GO, Series B, 5.00%, 1/01/26 ................             3,000,000                 3,302,640
       Hamilton County Sales Tax Revenue, sub. bond, Refunding,
          Series A, FSA Insured, 5.00%, 12/01/32 .................            17,375,000                17,552,399
       Illinois Municipal Electricity Agency Power Supply Revenue,
          Series A, BHAC Insured, 5.00%, 2/01/35 .................            10,260,000                10,386,301
       Kentucky State Municipal Power Agency Power System Revenue,
          Prairie State Project, Series A, BHAC Insured,
          5.25%, 9/01/42 .........................................            21,980,000                22,527,522
       Las Vegas Valley Water District GO, Refunding, Series A,
          MBIA Insured, 5.00%, 6/01/26 ...........................            11,440,000                11,696,828
       Lewisville ISD, GO, School Building, 5.00%, 8/15/26 .......            15,930,000                17,030,604
       Los Angeles USD, GO, Series I, 5.00%,
          7/01/26 ................................................             5,300,000                 5,486,984
          7/01/27 ................................................             5,650,000                 5,813,229
       Matanuska-Susitna Borough Lease Revenue, Goose Creek
          Correctional Center, Assured Guaranty,
          5.50%, 9/01/23 .........................................            14,705,000                16,494,598
          6.00%, 9/01/28 .........................................            18,380,000                20,563,912
       Metropolitan Atlanta Rapid Transit Authority Sales Tax
          Revenue, Refunding, Third Indenture Series A,
          FGIC Insured, 5.00%, 7/01/19 ...........................            12,600,000                14,384,790
       Metropolitan Water District of Southern California
          Waterworks Revenue, Series A, 5.00%, 7/01/37 ...........             8,085,000                 8,220,585
       Minneapolis Health Care System Revenue, Fairview Health
          Services, Series B, Assured Guaranty, 6.50%,
          11/15/38 ...............................................            16,000,000                18,015,040
       MTA Revenue,
          Series B, Assured Guaranty, 5.25%, 11/15/20 ............            12,600,000                13,913,928
          Transportation, Series A, FSA Insured, 5.50%,
             11/15/21 ............................................            11,905,000                13,540,866
       New Jersey State Transportation Trust Fund Authority
          Revenue, Transportation System, Series A, Assured
          Guaranty, 5.50%, 12/15/38 ..............................            27,260,000                28,925,586
       New York City GO, Series L, Sub Series L-1,
          5.00%, 4/01/26 .........................................             6,500,000                 6,728,930
       North Carolina Eastern Municipal Power Agency Power System
          Revenue, Refunding, Series A, Assured Guaranty,
          5.25%, 1/01/19 .........................................            20,600,000                22,407,444
       Palomar Pomerado Health GO, Election of 2004, Series A,
          MBIA Insured, 5.125%, 8/01/37 ..........................            60,670,000                58,529,562
       Philadelphia GO,
          Refunding, Series A, Assured Guaranty, 5.00%, 8/01/24 ..             4,000,000                 4,030,920
          Series B, Assured Guaranty, 7.125%, 7/15/38 ............             8,135,000                 8,867,231
       Placentia-Yorba Linda USD, GO, 2008 Election, Series A,
          5.25%, 8/01/32 .........................................            22,035,000                22,585,434
       Poway USD, GO, Election of 2008, ID 07-1-A, zero cpn.,
          8/01/27 ................................................             6,485,000                 2,138,753
          8/01/30 ................................................             6,485,000                 1,695,244
          8/01/32 ................................................             8,105,000                 1,814,628
          8/01/33 ................................................             4,290,000                   883,268
       Puerto Rico Commonwealth GO, Public Improvement, Refunding,
          Series A, MBIA Insured, 5.50%, 7/01/21 .................             7,450,000                 7,475,107


                               26 | Annual Report

       Templeton Income Trust

       TEMPLETON GLOBAL BOND FUND                                    PRINCIPAL AMOUNT(a)                VALUE
       --------------------------                                    -------------------           ---------------
       MUNICIPAL BONDS (CONTINUED)
       UNITED STATES AND U.S. TERRITORIES (CONTINUED)
       Regional Transportation District Sales Tax Revenue,
          Fastracks Project, Series A, AMBAC Insured,
          5.00%, 11/01/27 ........................................            17,135,000           $    18,039,214
       San Bernardino Community College District GO, Election of
          2002, Series A,
          6.375%, 8/01/26 ........................................             3,675,000                 4,219,709
          6.50%, 8/01/27 .........................................             5,330,000                 6,134,777
          6.50%, 8/01/28 .........................................             2,200,000                 2,526,942
          6.25%, 8/01/33 .........................................             5,515,000                 6,055,415
       San Mateo County Community College District GO, Election of
          2001, Series C, MBIA Insured, zero cpn.,
          9/01/30 ................................................            15,680,000                 4,828,186
          3/01/31 ................................................             4,270,000                 1,254,654
       Seattle Water System Revenue, BHAC Insured, 5.00%,
          9/01/34 ................................................             8,850,000                 8,990,538
       Tarrant County Cultural Education Facilities Finance Corp.
          Revenue, Christus Health, Refunding, Series A, Assured
          Guaranty, 6.25%, 7/01/28 ...............................            13,450,000                14,837,771
       Tulare Sewer Revenue, Building America Bonds, Series B, FSA
          Insured, 8.75%, 11/15/44 ...............................            28,685,000                28,831,867
                                                                                                   ---------------
       TOTAL MUNICIPAL BONDS (COST $745,173,137) .................                                     785,528,740
                                                                                                   ---------------
       TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
          (COST $13,863,609,185) .................................                                  15,003,568,701
                                                                                                   ---------------
       SHORT TERM INVESTMENTS 10.3%
       FOREIGN GOVERNMENT AND AGENCY SECURITIES 2.7%
       EGYPT 0.2%
(j)    Egypt Treasury Bills, 9/01/09 - 9/22/09 ...................           231,425,000     EGP        41,670,732
                                                                                                   ---------------
       SWEDEN 2.5%
       Government of Sweden, 4.00%, 12/01/09 .....................         3,059,050,000     SEK       433,866,146
                                                                                                   ---------------
       TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES
          (COST $447,273,279) ....................................                                     475,536,878
                                                                                                   ---------------
       U.S. GOVERNMENT AND AGENCY SECURITIES 2.8%
       UNITED STATES 2.8%
(j)    FHLB, 9/01/09 .............................................           125,000,000               125,000,000
(j)    U.S. Treasury Bills, 9/03/09 - 9/24/09 ....................           350,000,000               349,989,300
                                                                                                   ---------------
       TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
          (COST $474,984,497) ....................................                                     474,989,300
                                                                                                   ---------------
       TOTAL INVESTMENTS BEFORE MONEY MARKET FUNDS
          (COST $14,785,866,961) .................................                                  15,954,094,879
                                                                                                   ---------------

                                                                            SHARES
                                                                     -------------------
       MONEY MARKET FUNDS (COST $821,451,932) 4.8%
       UNITED STATES 4.8%
(l)    Institutional Fiduciary Trust Money Market Portfolio,
          0.00% ..................................................           821,451,932               821,451,932
                                                                                                   ---------------


                               Annual Report | 27

Templeton Income Trust

TEMPLETON GLOBAL BOND FUND

TOTAL INVESTMENTS (COST $15,607,318,893) 97.5% ...................                                  $16,775,546,811
OTHER ASSETS, LESS LIABILITIES 2.5% ..............................                                      425,166,880
                                                                                                    ---------------
NET ASSETS 100.0% ................................................                                  $17,200,713,691
                                                                                                    ===============

(a)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(b) The principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

(c)  The coupon rate shown represents the rate at period end.

(d) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At August 31, 2009, the aggregate value of these securities was $1,249,541,678, representing 7.26% of net assets.

(e)  Principal amount is stated in 1,000 Brazilian Real Units.

(f)  Redemption price at maturity is adjusted for inflation. See Note 1(f).

(g) Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At August 31, 2009, the aggregate value of these securities was $371,263,285 representing 2.16% of net assets.

(h)  A portion or all of the security purchased on a delayed delivery basis. See
     Note 1(c).

(i)  Principal amount is stated in 100 Mexican Peso Units.

(j)  The security is traded on a discount basis with no stated coupon rate.

(k) A supranational organization is an entity formed by two or more central governments through international treaties.

(l) See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

At August 31, 2009, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

                                                                                   SETTLEMENT   UNREALIZED     UNREALIZED
CURRENCY                COUNTERPARTY  TYPE       QUANTITY      CONTRACT AMOUNT(a)     DATE     APPRECIATION   DEPRECIATION
----------------------  ------------  ----  -----------------  ------------------  ----------  ------------  -------------
Japanese Yen .........      DBAB       Buy        279,175,000       1,840,771 EUR  9/04/09     $    360,400  $          --
Japanese Yen .........      DBAB      Sell        279,175,000       2,168,181 EUR  9/04/09          109,041             --
Indonesian Rupiah ....      HSBC       Buy  1,056,670,842,100      75,949,000 EUR  9/08/09               --     (4,225,974)
Malaysian Ringgit ....      HSBC       Buy        186,092,504      38,090,000 EUR  9/08/09               --     (1,787,834)
Taiwan Dollar ........      JPHQ       Buy      3,406,007,800      76,180,000 EUR  9/08/09               --     (5,733,189)
Taiwan Dollar ........      JPHQ      Sell      3,406,007,800      77,303,854 EUR  9/08/09        7,344,584             --
Vietnamese Dong ......      DBAB       Buy    270,773,515,036     161,392,756 MXN  9/08/09        3,097,396             --
Peruvian Nuevo Sol ...      DBAB       Buy         36,523,650     134,179,465 MXN  9/10/09        2,322,265             --
Euro .................      HSBC      Sell         72,875,156     100,943,511      9/11/09               --     (3,546,098)
Russian Ruble ........      BZWS       Buy        662,580,015     276,743,804 MXN  9/11/09           91,368             --
Euro .................      BOFA       Buy         34,075,000   4,380,341,250 JPY  9/14/09        1,787,810             --
Euro .................      BOFA      Sell         34,075,000   4,967,521,650 JPY  9/14/09        4,521,829             --
Peruvian Nuevo Sol ...      JPHQ       Buy         74,610,129     276,743,804 MXN  9/14/09        4,554,411             --
Russian Ruble ........      DBAB       Buy        652,512,084      39,235,631 NZD  9/15/09               --     (6,414,464)
Russian Ruble ........      MLCO       Buy      1,456,389,383     611,857,512 MXN  9/15/09               --        (83,603)
Euro .................      CITI      Sell         39,844,478      54,389,306      9/15/09               --     (2,740,607)
Euro .................      UBSW      Sell         39,842,727      54,389,306      9/15/09               --     (2,738,096)
Vietnamese Dong ......      DBAB       Buy    276,915,000,000     168,727,151 MXN  9/15/09        2,883,750             --
Mexican Peso .........      DBAB      Sell         25,676,395      61,397,395 RUB  9/17/09            4,898             --
Euro .................      UBSW      Sell         60,307,698      84,119,592      9/17/09               --     (2,351,129)


                               28 | Annual Report

Templeton Income Trust

TEMPLETON GLOBAL BOND FUND

                                                                                   SETTLEMENT   UNREALIZED     UNREALIZED
CURRENCY                COUNTERPARTY  TYPE       QUANTITY      CONTRACT AMOUNT(a)     DATE     APPRECIATION   DEPRECIATION
----------------------  ------------  ----  -----------------  ------------------  ----------  ------------  -------------
Euro .................      HSBC      Sell         95,337,882     134,591,348       9/17/09    $         --  $  (2,106,548)
Euro .................      HSBC       Buy         98,347,745     134,591,348       9/17/09       6,422,167              --
Chinese Yuan .........      JPHQ       Buy        154,103,000      16,052,396 EUR   9/18/09              --       (459,639)
Chinese Yuan .........      HSBC       Buy        576,417,800      60,196,080 EUR   9/23/09              --     (1,942,064)
Chinese Yuan .........      DBAB       Buy        383,739,000      40,130,618 EUR   9/23/09              --     (1,373,533)
Malaysian Ringgit ....      HSBC       Buy        127,853,719      34,503,770       9/23/09       1,766,120             --
Swedish Krona ........      UBSW       Buy        335,000,000      34,830,164 EUR   9/23/09              --     (2,867,586)
Chinese Yuan .........      JPHQ       Buy        428,395,000      44,143,954 EUR   9/24/09              --       (592,382)
Russian Ruble ........      BZWS       Buy      2,364,449,114     112,487,944 AUD   9/24/09              --    (20,865,383)
Indian Rupee .........      DBAB       Buy        400,000,000      13,093,290 NZD   9/25/09              --       (759,884)
Japanese Yen .........      CITI       Buy      2,820,000,000      18,845,229 EUR   9/28/09       3,284,649             --
Japanese Yen .........      UBSW       Buy      4,227,000,000      28,322,177 EUR   9/28/09       4,816,826             --
Japanese Yen .........      CITI      Sell      2,820,000,000      21,771,354 EUR   9/28/09         910,954             --
Japanese Yen .........      UBSW      Sell      4,227,000,000      32,980,923 EUR   9/28/09       1,863,080             --
Russian Ruble ........      BZWS       Buy      1,302,612,873      62,612,163 AUD   9/28/09              --    (12,055,885)
Malaysian Ringgit ....      JPHQ       Buy         99,180,000      20,275,989 EUR   9/30/09              --       (945,634)
Mexican Peso .........      DBAB      Sell        294,631,150     679,419,431 RUB  10/02/09              --       (761,539)
Russian Ruble ........      DBAB       Buy        673,424,498     293,380,020 MXN  10/06/09              --       (864,836)
Vietnamese Dong ......      HSBC       Buy    234,895,297,291      19,074,537 AUD  10/07/09              --     (2,977,428)
Malaysian Ringgit ....      DBAB       Buy        114,331,256      32,210,524      10/09/09         200,750             --
Chinese Yuan .........      HSBC       Buy         77,551,013      16,755,831 AUD  10/13/09              --     (2,755,159)
Kazakhstan Tenge .....      CITI       Buy      4,443,463,750      34,378,830      10/13/09              --     (4,962,924)
Malaysian Ringgit ....      DBAB       Buy         49,340,600      13,896,803      10/13/09          88,145             --
Chinese Yuan .........      HSBC       Buy        391,351,972      41,527,162 EUR  10/15/09              --     (2,271,508)
Chinese Yuan .........      HSBC       Buy        379,127,279      40,546,854 EUR  10/16/09              --     (2,655,294)
Chinese Yuan .........      HSBC       Buy        131,475,381      27,918,184 AUD  10/19/09              --     (4,248,485)
Chinese Yuan .........      HSBC       Buy        508,169,986      54,569,292 EUR  10/19/09              --     (3,878,359)
Chinese Yuan .........      HSBC       Buy        314,000,000      45,359,336      10/21/09         590,427             --
Japanese Yen .........      CITI      Sell      5,618,474,338      57,443,914      10/21/09              --     (2,945,743)
Japanese Yen .........      CITI       Buy     22,473,897,352     169,661,697 EUR  10/21/09              --     (1,708,306)
Japanese Yen .........      CITI       Buy      5,618,474,338      56,580,809      10/21/09       3,808,848             --
Japanese Yen .........      CITI      Sell     22,473,897,352     172,001,967 EUR  10/21/09       5,063,867             --
Malaysian Ringgit ....      JPHQ       Buy         31,071,986       6,740,712 EUR  10/21/09              --       (861,150)
Russian Ruble ........      DBAB       Buy        813,890,000      26,950,000      10/22/09              --     (1,662,874)
Chinese Yuan .........      HSBC       Buy        343,208,767      49,618,153      10/23/09         605,193             --
Chilean Peso .........      CITI       Buy      8,534,203,142      12,930,611      10/26/09       2,533,170             --
Chinese Yuan .........      HSBC       Buy        582,413,784      83,750,728      10/26/09       1,474,737             --
Chinese Yuan .........      HSBC       Buy        348,030,387      49,683,139      10/27/09       1,244,286             --
Russian Ruble ........      DBAB       Buy        786,316,000      23,507,205      10/27/09         892,553             --
Chilean Peso .........      CITI       Buy      5,537,857,349       8,081,632      10/28/09       1,954,052             --
Swiss Franc ..........      CITI       Buy         23,793,446      16,340,530 EUR  10/28/09              --       (946,603)
Chinese Yuan .........      HSBC       Buy        337,830,359      48,504,000      11/04/09         933,986             --
Indonesian Rupiah ....      HSBC       Buy     30,933,000,000       2,455,000      11/09/09         570,725             --
Vietnamese Dong ......      DBAB       Buy    226,184,365,000      11,759,000      11/09/09         749,581             --
Indonesian Rupiah ....      JPHQ       Buy    308,751,000,000      24,552,763      11/10/09       5,640,965             --
Russian Ruble ........      DBAB       Buy        823,100,000      25,683,350      11/10/09              --       (232,392)


                               Annual Report | 29

Templeton Income Trust

TEMPLETON GLOBAL BOND FUND

                                                                                   SETTLEMENT   UNREALIZED     UNREALIZED
CURRENCY                COUNTERPARTY  TYPE       QUANTITY      CONTRACT AMOUNT(a)     DATE     APPRECIATION   DEPRECIATION
----------------------  ------------  ----  -----------------  ------------------  ----------  ------------  -------------
Indonesian Rupiah ....      JPHQ       Buy     61,430,000,000       4,910,472      11/12/09    $  1,094,220  $          --
Indonesian Rupiah ....      JPHQ       Buy    325,690,000,000      24,552,582      11/16/09       7,254,117             --
Indonesian Rupiah ....      JPHQ       Buy     66,830,000,000       4,733,003      11/17/09       1,792,090             --
Euro .................      DBAB      Sell         56,309,000   6,815,922,905 JPY  11/18/09              --     (7,463,774)
Euro .................      DBAB       Buy         56,309,000   7,245,560,575 JPY  11/18/09       2,845,061             --
Indonesian Rupiah ....      JPHQ       Buy    325,744,000,000      23,647,477      11/18/09       8,150,004             --
Japanese Yen .........      JPHQ      Sell      6,255,929,085      63,795,000      11/18/09              --     (3,457,817)
Japanese Yen .........      JPHQ       Buy      6,066,904,500      63,795,000      11/18/09       1,425,755             --
Euro .................      DBAB      Sell          2,388,045       3,022,788      11/19/09              --       (401,224)
Euro .................      UBSW      Sell         26,027,446      32,765,951      11/20/09              --     (4,552,535)
Russian Ruble ........      JPHQ       Buy        264,231,500       5,911,881 EUR  11/20/09              --       (326,879)
Indonesian Rupiah ....      HSBC       Buy    362,610,000,000      23,647,450      11/23/09      11,708,439             --
Euro .................      UBSW      Sell         17,365,526      21,638,313      11/24/09              --     (3,260,540)
Euro .................      DBAB      Sell          6,060,269       7,584,427      11/25/09              --     (1,104,839)
Euro .................      DBAB      Sell         11,779,903      15,372,774      11/30/09              --     (1,517,278)
Malaysian Ringgit ....      JPHQ       Buy        283,244,464      77,665,057      11/30/09       2,462,438             --
New Zealand Dollar ...      UBSW      Sell        116,015,008      71,192,610      11/30/09              --     (7,872,681)
New Zealand Dollar ...      DBAB      Sell        115,316,136      70,959,784      11/30/09              --     (7,629,219)
New Zealand Dollar ...      CITI      Sell         65,632,522      40,340,307      11/30/09              --     (4,388,857)
Swedish Krona ........      BZWS       Buy      1,266,479,512     123,492,712 EUR  11/30/09         953,390             --
Mexican Peso .........      CITI      Sell        517,371,000      38,189,408      12/01/09              --       (100,539)
New Zealand Dollar ...      BZWS      Sell        192,331,488     118,860,859      12/02/09              --    (12,196,804)
New Zealand Dollar ...      FBCO      Sell        137,414,201      84,986,561      12/02/09              --     (8,649,610)
New Zealand Dollar ...      DBAB      Sell         49,739,803      30,255,230      12/02/09              --     (3,638,244)
Chinese Yuan .........      HSBC       Buy        188,850,000      20,504,574 EUR  12/04/09              --     (1,749,427)
Chinese Yuan .........      HSBC       Buy        149,888,000      20,504,514      12/04/09       1,440,841             --
Malaysian Ringgit ....      JPHQ       Buy         99,684,424      27,099,205      12/04/09       1,096,788             --
Indonesian Rupiah ....      JPHQ       Buy    186,186,000,000      13,299,000      12/07/09       4,801,132             --
Euro .................      UBSW      Sell         12,174,656      15,394,244      12/08/09              --     (2,061,532)
Chinese Yuan .........      HSBC       Buy        257,416,734      36,409,722      12/14/09       1,284,003             --
Chinese Yuan .........      JPHQ       Buy        128,344,293      18,204,864      12/14/09         588,687             --
Chinese Yuan .........      HSBC       Buy        256,107,587      36,202,534      12/15/09       1,299,980             --
Chinese Yuan .........      JPHQ       Buy        255,227,866      36,202,534      12/15/09       1,171,160             --
Chinese Yuan .........      HSBC       Buy        278,739,205      39,607,702      12/16/09       1,209,351             --
Malaysian Ringgit ....      JPHQ       Buy        140,706,364      39,607,703      12/16/09         174,945             --
Chinese Yuan .........      HSBC       Buy        145,422,163      20,568,906      12/17/09         726,202             --
Malaysian Ringgit ....      JPHQ       Buy         73,636,682      20,568,906      12/17/09         250,060             --
Mexican Peso .........      DBAB      Sell      1,315,628,544      95,322,278      12/17/09              --     (1,834,102)
Chinese Yuan .........      HSBC       Buy        437,371,043      61,706,718      12/18/09       2,341,187             --
Euro .................      UBSW      Sell         68,795,891      95,127,518      12/18/09              --     (3,508,715)
Chinese Yuan .........      HSBC       Buy        118,887,030      16,959,633      12/21/09         450,670             --
Malaysian Ringgit ....      HSBC       Buy         45,201,704      12,719,725      12/21/09          58,182             --
Malaysian Ringgit ....      JPHQ       Buy         88,117,194      24,682,687      12/21/09         226,845             --
Chinese Yuan .........      HSBC       Buy        139,831,641      20,090,753      12/22/09         387,031             --
Malaysian Ringgit ....      HSBC       Buy         71,980,801      20,576,525      12/22/09              --       (229,235)
Mexican Peso .........      DBAB      Sell      1,276,908,827      94,172,874      12/22/09              --        (60,154)
Mexican Peso .........      DBAB       Buy      1,276,908,827      90,193,101      12/22/09       4,039,927             --


                               30 | Annual Report

Templeton Income Trust

TEMPLETON GLOBAL BOND FUND

                                                                                   SETTLEMENT   UNREALIZED     UNREALIZED
CURRENCY                COUNTERPARTY  TYPE       QUANTITY      CONTRACT AMOUNT(a)     DATE     APPRECIATION   DEPRECIATION
----------------------  ------------  ----  -----------------  ------------------  ----------  ------------  -------------
Malaysian Ringgit ....      HSBC       Buy         57,214,469      16,455,125      12/23/09    $         --  $    (282,490)
Mexican Peso .........      DBAB       Buy        530,297,829      37,580,457      12/23/09       1,549,032             --
Mexican Peso .........      DBAB      Sell        530,297,829      39,141,860      12/23/09          12,371             --
Mexican Peso .........      HSBC      Sell        273,070,000      19,944,928      12/24/09              --       (201,562)
Mexican Peso .........      DBAB      Sell        850,274,408      62,533,971      12/24/09              --       (197,360)
Mexican Peso .........      DBAB       Buy        850,274,408      60,128,734      12/24/09       2,602,598             --
Malaysian Ringgit ....      HSBC       Buy         64,732,814      18,512,015      12/28/09              --       (217,353)
Mexican Peso .........      DBAB      Sell        428,903,000      31,435,283      12/28/09              --       (191,052)
Mexican Peso .........      DBAB      Sell        404,168,000      29,639,777      12/29/09              --       (158,614)
Mexican Peso .........      UBSW      Sell        357,162,500      26,296,753      12/29/09              --        (36,029)
Mexican Peso .........      UBSW       Buy        357,162,500      25,000,000      12/29/09       1,332,782             --
Euro .................      DBAB      Sell        130,978,200     183,664,181       1/04/10              --     (4,119,816)
Euro .................      UBSW      Sell        143,798,000     199,015,300       1/11/10              --     (7,145,680)
Euro .................      DBAB      Sell        112,242,000     155,679,654       1/11/10              --     (5,239,974)
Euro .................      BOFA      Sell         34,075,000      47,231,358       1/11/10              --     (1,621,446)
Euro .................      CITI      Sell         28,395,000      39,463,087       1/11/10              --     (1,246,388)
Euro .................      FBCO      Sell         21,734,000      30,117,891       1/11/10              --     (1,041,811)
Malaysian Ringgit ....      DBAB       Buy        114,331,256      32,187,853       1/11/10         108,605             --
Euro .................      CITI      Sell        192,914,073     271,210,179       1/13/10              --     (5,366,679)
Euro .................      UBSW      Sell         22,914,073      32,198,626       1/13/10              --       (652,799)
Euro .................      JPHQ      Sell         10,668,000      14,840,255       1/13/10              --       (454,233)
Mexican Peso .........      DBAB      Sell        913,784,000      65,709,129       1/13/10              --     (1,525,365)
Euro .................      BZWS      Sell         28,201,936      39,623,720       1/14/10              --       (808,725)
Euro .................      DBAB      Sell         60,028,000      83,851,312       1/15/10              --     (2,209,235)
Euro .................      UBSW      Sell         29,964,560      41,872,476       1/15/10              --     (1,086,917)
Euro .................      JPHQ      Sell         15,863,589      22,121,934       1/15/10              --       (621,272)
Euro .................      CITI      Sell         42,223,091      59,433,223       1/19/10              --     (1,100,427)
Euro .................      BZWS      Sell         22,914,073      32,274,472       1/19/10              --       (576,569)
Mexican Peso .........      DBAB      Sell        112,210,696       8,237,159       1/20/10              --        (11,279)
Mexican Peso .........      DBAB       Buy        112,210,696       7,563,916       1/20/10         684,522             --
Mexican Peso .........      HSBC      Sell      1,668,902,079     122,476,540       1/21/10              --       (185,338)
Mexican Peso .........      HSBC       Buy      1,668,902,079     113,458,742       1/21/10       9,203,136             --
Euro .................      DBAB      Sell         70,284,000      99,702,774       1/25/10              --     (1,059,560)
Euro .................      UBSW      Sell         40,540,286      57,663,692       1/25/10              --       (456,703)
Euro .................      CITI      Sell         81,493,700     116,358,335       1/27/10              --       (474,278)
Mexican Peso .........      DBAB      Sell        120,746,000       8,925,174       1/27/10          57,709             --
Chilean Peso .........      DBAB       Buy     20,283,160,000      32,113,933       1/28/10       4,784,890             --
New Zealand Dollar ...      BZWS      Sell          9,368,064       4,754,293       1/28/10              --     (1,604,355)
Chilean Peso .........      JPHQ       Buy      6,148,640,000       9,790,828       1/29/10       1,395,057             --
Chilean Peso .........      DBAB       Buy     46,684,780,000      74,410,351       1/29/10      10,520,722             --
Euro .................      UBSW      Sell         60,396,000      84,750,687       1/29/10              --     (1,835,085)
Euro .................      DBAB      Sell         63,165,000      89,279,306       1/29/10              --     (1,276,199)
Mexican Peso .........      CITI      Sell        522,344,000      38,317,488       1/29/10              --        (32,571)
New Zealand Dollar ...      UBSW      Sell         77,637,415      50,534,193       1/29/10              --     (2,159,212)
Singapore Dollar .....      HSBC      Sell        483,351,000     322,333,044       1/29/10              --    (12,779,324)
Singapore Dollar .....      BZWS      Sell        120,852,000      80,311,272       1/29/10              --     (3,476,700)
Singapore Dollar .....      UBSW      Sell        120,915,000      80,364,086       1/29/10              --     (3,467,564)


                               Annual Report | 31

Templeton Income Trust

TEMPLETON GLOBAL BOND FUND

                                                                                   SETTLEMENT   UNREALIZED     UNREALIZED
CURRENCY                COUNTERPARTY  TYPE       QUANTITY      CONTRACT AMOUNT(a)     DATE     APPRECIATION   DEPRECIATION
----------------------  ------------  ----  -----------------  ------------------  ----------  ------------  -------------
Chilean Peso .........      DBAB       Buy      9,790,830,000      15,665,328       2/02/10    $  2,148,957  $          --
New Zealand Dollar ...      DBAB      Sell         79,324,138      40,101,525       2/02/10              --    (13,721,949)
Singapore Dollar .....      HSBC      Sell        121,068,000      80,568,588       2/02/10              --     (3,367,975)
Singapore Dollar .....      BZWS      Sell         48,437,000      32,226,880       2/02/10              --     (1,354,540)
Chilean Peso .........      DBAB       Buy     18,372,490,000      29,372,486       2/03/10       4,057,124             --
Chinese Yuan .........      DBAB       Buy        929,101,000     131,726,796       2/03/10       4,412,535             --
Mexican Peso .........      CITI       Buy        718,542,900      47,892,419       2/03/10       4,826,811             --
Mexican Peso .........      CITI      Sell        718,542,900      52,909,900       2/03/10         190,670             --
Singapore Dollar .....      HSBC      Sell        151,665,500     100,708,172       2/03/10              --     (4,441,303)
Indian Rupee .........      JPHQ       Buy        358,240,000       7,051,969       2/04/10         226,439             --
Mexican Peso .........      UBSW       Buy        482,840,000      31,928,583       2/04/10       3,492,432             --
Mexican Peso .........      HSBC       Buy        604,400,000      39,910,195       2/04/10       4,428,430             --
Mexican Peso .........      UBSW      Sell        482,840,000      35,424,199       2/04/10           3,183             --
Mexican Peso .........      HSBC      Sell        604,400,000      44,345,963       2/04/10           7,338             --
Singapore Dollar .....      HSBC      Sell        152,512,000     100,710,531       2/04/10              --     (5,025,455)
Mexican Peso .........      DBAB      Sell        241,355,000      17,937,941       2/05/10         234,590             --
Singapore Dollar .....      HSBC      Sell        121,643,000      80,566,281       2/05/10              --     (3,768,053)
Euro .................      HSBC      Sell         12,565,000      18,101,893       2/08/10          88,631             --
Euro .................      JPHQ      Sell          2,700,000       3,886,650       2/08/10          15,913             --
Mexican Peso .........      DBAB      Sell        742,033,000      54,341,419       2/08/10              --        (64,569)
Mexican Peso .........      DBAB       Buy        742,033,000      48,348,786       2/08/10       6,057,202             --
Singapore Dollar .....      JPHQ      Sell         95,821,000      63,647,293       2/08/10              --     (2,784,118)
Singapore Dollar .....      JPHQ      Sell        121,427,000      80,639,527       2/09/10              --     (3,543,888)
Euro .................      UBSW      Sell         78,529,000     111,400,454       2/11/10              --     (1,178,549)
Singapore Dollar .....      BZWS      Sell         48,113,700      32,255,787       2/11/10              --     (1,100,447)
Chilean Peso .........      DBAB       Buy      9,634,200,000      15,665,366       2/12/10       1,869,747             --
Malaysian Ringgit ....      DBAB       Buy        204,939,720      56,457,223       2/12/10       1,370,556             --
New Zealand Dollar ...      HSBC      Sell         13,727,783       7,130,211       2/12/10              --     (2,178,078)
South Korean Won .....      HSBC       Buy     73,953,000,000      54,377,206       2/12/10       4,744,991             --
Chilean Peso .........      DBAB       Buy     23,713,410,000      39,163,353       2/16/10       4,002,918             --
Chilean Peso .........      DBAB       Buy     23,672,830,000      39,389,068       2/17/10       3,704,763             --
Malaysian Ringgit ....      HSBC       Buy         51,597,000      14,149,733       2/17/10         406,867             --
New Zealand Dollar ...      HSBC      Sell         18,321,401       9,164,365       2/22/10              --     (3,250,195)
Malaysian Ringgit ....      JPHQ       Buy        287,500,000      77,441,077       2/25/10       3,646,356             --
Chilean Peso .........      CITI       Buy     40,570,740,000      66,961,351       2/26/10       6,915,357             --
Chilean Peso .........      DBAB       Buy     11,938,820,000      19,694,523       2/26/10       2,045,300             --
New Zealand Dollar ...      DBAB      Sell         47,837,726      23,990,619       2/26/10              --     (8,415,314)
Singapore Dollar .....      JPHQ      Sell        305,150,000     200,000,000       2/26/10              --    (11,543,194)
Chilean Peso .........      DBAB       Buy     11,879,730,000      19,694,513       3/03/10       1,939,883             --
Chilean Peso .........      DBAB       Buy     19,297,480,000      31,511,234       3/04/10       3,632,352             --
Chilean Peso .........      DBAB       Buy     12,092,440,000      19,694,528       3/05/10       2,327,977             --
Chilean Peso .........      DBAB       Buy     11,405,180,000      18,538,075       3/08/10       2,233,852             --
Chilean Peso .........      DBAB       Buy     12,117,060,000      19,694,531       3/09/10       2,374,294             --
New Zealand Dollar ...      DBAB      Sell          8,005,772       3,950,848       3/12/10              --     (1,466,987)
New Zealand Dollar ...      DBAB      Sell          8,009,481       4,042,385       3/16/10              --     (1,376,419)
Singapore Dollar .....      JPHQ      Sell        199,044,000     129,350,143       3/17/10              --     (8,632,429)


                               32 | Annual Report

Templeton Income Trust

TEMPLETON GLOBAL BOND FUND

                                                                                   SETTLEMENT   UNREALIZED     UNREALIZED
CURRENCY                COUNTERPARTY  TYPE       QUANTITY      CONTRACT AMOUNT(a)     DATE     APPRECIATION   DEPRECIATION
----------------------  ------------  ----  -----------------  ------------------  ----------  ------------  -------------
Singapore Dollar .....      DBAB      Sell        198,836,000     129,351,991       3/17/10    $        --   $  (8,486,390)
Singapore Dollar .....      DBAB      Sell         31,416,000      20,427,856       3/18/10             --      (1,350,522)
Singapore Dollar .....      DBAB      Sell         47,041,000      30,642,275       3/19/10             --      (1,967,717)
Singapore Dollar .....      DBAB      Sell         62,640,000      40,853,728       3/22/10             --      (2,569,728)
Singapore Dollar .....      UBSW      Sell         58,414,000      38,459,361       3/23/10             --      (2,034,490)
Australian Dollar ....      BZWS      Sell         21,979,410      14,949,296       3/24/10             --      (3,262,613)
Singapore Dollar .....      JPHQ      Sell         15,411,000      10,213,400       3/31/10             --        (469,740)
Indian Rupee .........      DBAB       Buy      1,454,986,000      28,118,932       4/09/10      1,315,226              --
Indian Rupee .........      DBAB       Buy      3,119,992,000      60,254,770       4/12/10      2,849,666              --
Indian Rupee .........      JPHQ       Buy      2,095,665,000      40,169,925       4/13/10      2,213,834              --
Indian Rupee .........      JPHQ       Buy      2,057,100,000      40,169,889       4/15/10      1,428,398              --
Indian Rupee .........      DBAB       Buy        725,918,000      14,150,448       4/19/10        525,037              --
Indian Rupee .........      JPHQ       Buy      1,027,590,000      20,140,925       4/19/10        633,298              --
Malaysian Ringgit ....      JPHQ       Buy         42,853,346      11,836,960       4/19/10        234,813              --
Malaysian Ringgit ....      JPHQ       Buy        122,783,000      34,194,725       4/20/10        392,425              --
Swedish Krona ........      UBSW       Buy         67,500,000       6,056,908 EUR   4/22/10        804,985              --
Chilean Peso .........      CITI       Buy     17,927,842,000      30,557,085       4/23/10      2,119,627              --
Malaysian Ringgit ....      JPHQ       Buy         19,310,000       5,276,677       4/23/10        162,453              --
Chilean Peso .........      CITI       Buy     17,505,872,000      29,865,347       4/26/10      2,043,858              --
Indian Rupee .........      DBAB       Buy      1,461,225,000      28,197,328       4/26/10      1,329,759              --
Chilean Peso .........      CITI       Buy     13,892,613,000      23,657,068       4/27/10      1,666,417              --
Chilean Peso .........      JPHQ       Buy     13,842,935,000      23,657,071       4/27/10      1,575,861              --
Indian Rupee .........      JPHQ       Buy        208,459,000       4,028,193       4/27/10        183,875              --
Chilean Peso .........      CITI       Buy     22,313,350,000      37,851,315       4/28/10      2,822,192              --
Chilean Peso .........      UBSW       Buy      2,793,900,000       4,731,414       4/28/10        361,399              --
Indian Rupee .........      JPHQ       Buy      1,034,235,000      20,140,896       4/28/10        755,203              --
Indian Rupee .........      DBAB       Buy        432,942,691       8,455,912       4/28/10        291,436              --
New Zealand Dollar ...      DBAB      Sell         13,836,250       7,572,580       4/28/10             --      (1,759,783)
Peruvian Nuevo Sol ...      DBAB       Buy        133,781,288      43,134,383       4/29/10      1,915,425              --
Indian Rupee .........      JPHQ       Buy      1,035,247,000      20,140,992       4/30/10        772,783              --
Malaysian Ringgit ....      JPHQ       Buy        108,048,000      30,634,534       5/06/10             --        (209,105)
Peruvian Nuevo Sol ...      DBAB       Buy         47,975,788      15,965,320       5/07/10        188,098             --
Peruvian Nuevo Sol ...      DBAB       Buy         24,730,000       8,268,138       5/10/10         58,041             --
Chilean Peso .........      DBAB       Buy      5,306,760,000       9,255,869       5/18/10        420,720             --
Peruvian Nuevo Sol ...      DBAB       Buy         89,839,522      29,275,033       5/18/10        968,590             --
Russian Ruble ........      DBAB       Buy        209,400,800       4,470,641 EUR   5/24/10             --        (240,117)
Chilean Peso .........      CITI       Buy      4,953,675,000       8,877,554       5/26/10        156,420              --
Chilean Peso                DBAB       Buy     17,344,078,000      31,071,440       5/26/10        558,802              --
Peruvian Nuevo Sol ...      CITI       Buy         10,930,000       3,592,440       5/26/10         86,573              --
Swedish Krona ........      UBSW       Buy        485,000,000      46,396,832 EUR   5/26/10      1,654,363              --
Chilean Peso .........      DBAB       Buy     22,343,320,000      39,545,699       5/28/10      1,202,988              --
Chilean Peso .........      CITI       Buy     22,351,230,000      39,545,701       5/28/10      1,217,412              --
Chilean Peso .........      CITI       Buy      8,913,600,000      15,818,279       6/01/10        438,014              --
Indian Rupee .........      DBAB       Buy      1,979,778,000      40,338,597       6/01/10             --        (426,713)
Indian Rupee .........      HSBC       Buy         58,693,000       1,210,165       6/02/10             --         (26,994)
Indian Rupee .........      HSBC       Buy        290,438,000       6,050,792       6/03/10             --        (196,288)


                               Annual Report | 33

Templeton Income Trust

TEMPLETON GLOBAL BOND FUND

                                                                                   SETTLEMENT   UNREALIZED     UNREALIZED
CURRENCY                COUNTERPARTY  TYPE       QUANTITY      CONTRACT AMOUNT(a)     DATE     APPRECIATION   DEPRECIATION
----------------------  ------------  ----  -----------------  ------------------  ----------  ------------  -------------
Indian Rupee .........      HSBC       Buy      1,938,670,000      40,338,535       6/04/10    $         --  $  (1,262,010)
Poland Zloty .........      DBAB       Buy        160,761,000      35,339,078 EUR   6/04/10      4,406,106              --
Indian Rupee .........      DBAB       Buy        969,335,000      20,169,268       6/07/10              --       (634,319)
Poland Zloty .........      DBAB       Buy        152,077,000      33,130,079 EUR   6/07/10      4,587,070              --
Indian Rupee .........      DBAB       Buy        488,941,000      10,144,004       6/08/10              --       (290,963)
Indian Rupee .........      HSBC       Buy        394,916,000       8,184,788       6/08/10              --       (226,520)
Poland Zloty .........      CITI       Buy         61,037,800      13,252,493 EUR   6/08/10      1,903,562              --
Mexican Peso .........      DBAB      Sell        545,880,645      39,135,437       6/09/10              --       (197,721)
Indian Rupee .........      DBAB       Buy        394,805,000       8,115,211       6/10/10              --       (160,079)
Indian Rupee .........      BZWS       Buy        590,382,000      12,172,825       6/11/10              --       (277,583)
Indian Rupee .........      HSBC       Buy        395,616,000       8,115,200       6/11/10              --       (144,178)
Indian Rupee .........      DBAB       Buy        988,229,000      20,288,011       6/16/10              --       (382,422)
Indian Rupee .........      DBAB       Buy        900,181,000      18,259,249       6/21/10              --       (132,306)
Indian Rupee .........      JPHQ       Buy      1,429,725,000      29,000,507       6/22/10              --       (211,763)
Swedish Krona ........      CITI       Buy      1,107,932,801     101,027,000 EUR   6/22/10     10,885,707              --
Indian Rupee .........      DBAB       Buy      2,163,512,000      43,500,794       6/24/10         58,461              --
Indian Rupee .........      HSBC       Buy      1,452,928,000      29,000,559       6/25/10        250,440              --
Peruvian Nuevo Sol ...      DBAB       Buy         98,841,518      32,274,781       6/28/10        961,237              --
Swedish Krona ........      UBSW       Buy        639,964,000      57,536,232 EUR   6/28/10      7,460,964              --
Malaysian Ringgit ....      JPHQ       Buy        159,282,000      44,887,135       6/29/10              --        (79,271)
Swedish Krona ........      UBSW       Buy        464,705,000      41,937,100 EUR   6/29/10      5,191,757              --
Indian Rupee .........      DBAB       Buy      1,436,398,000      29,000,565       7/09/10              --       (105,205)
Indian Rupee .........      JPHQ       Buy      1,437,557,000      29,000,545       7/09/10              --        (81,869)
Malaysian Ringgit ....      DBAB       Buy         90,132,504      25,351,589       7/09/10              --           (238)
Indian Rupee .........      DBAB       Buy        725,738,000      14,500,260       7/12/10         96,608              --
Indian Rupee .........      JPHQ       Buy        872,766,000      17,400,335       7/12/10        153,727              --
Malaysian Ringgit ....      DBAB       Buy        189,098,252      53,000,865       7/12/10        183,849              --
Malaysian Ringgit ....      JPHQ       Buy         46,900,000      13,065,887       7/13/10        124,738              --
Malaysian Ringgit ....      DBAB       Buy          3,264,000         907,171       7/16/10         10,786              --
Indian Rupee .........      CITI       Buy        213,626,000       4,272,520       7/19/10         22,472              --
Indian Rupee .........      JPHQ       Buy        213,626,000       4,272,520       7/20/10         22,230              --
Malaysian Ringgit ....      DBAB       Buy          5,149,000       1,441,974       7/20/10          6,024              --
Malaysian Ringgit ....      DBAB       Buy          6,261,000       1,768,145       7/23/10              --         (7,513)
Malaysian Ringgit ....      JPHQ       Buy          6,585,000       1,854,930       7/27/10              --         (3,303)
Malaysian Ringgit ....      HSBC       Buy         31,057,000       8,807,248       7/30/10              --        (74,787)
New Zealand Dollar ...      DBAB      Sell        192,559,504     123,912,041       7/30/10              --     (4,999,183)
New Zealand Dollar ...      DBAB      Sell        191,826,943     123,220,037       8/03/10              --     (5,157,250)
New Zealand Dollar ...      BZWS      Sell         75,092,238      48,209,217       8/03/10              --     (2,045,130)
New Zealand Dollar ...      DBAB      Sell         75,999,930      48,556,355       8/04/10              --     (2,301,143)
New Zealand Dollar ...      BZWS      Sell         37,836,112      24,290,784       8/04/10              --     (1,028,318)
New Zealand Dollar          CITI      Sell        190,499,870     124,401,178       8/05/10              --     (3,066,389)
New Zealand Dollar ...      DBAB      Sell         56,511,959      36,834,495       8/05/10              --       (978,874)
Malaysian Ringgit ....      HSBC       Buy         62,400,000      17,838,765       8/06/10              --       (295,344)
New Zealand Dollar ...      CITI      Sell         74,603,783      48,754,691       8/06/10              --     (1,160,079)
New Zealand Dollar ...      FBCO      Sell         37,232,890      24,247,920       8/06/10              --       (663,299)
Malaysian Ringgit ....      JPHQ       Buy         13,600,000       3,880,171       8/09/10              --        (56,784)


                               34 | Annual Report

Templeton Income Trust

TEMPLETON GLOBAL BOND FUND

                                                                                   SETTLEMENT   UNREALIZED     UNREALIZED
CURRENCY                COUNTERPARTY  TYPE       QUANTITY      CONTRACT AMOUNT(a)     DATE     APPRECIATION   DEPRECIATION
----------------------  ------------  ----  -----------------  ------------------  ----------  ------------  -------------
New Zealand Dollar ...      FBCO      Sell        154,872,994     101,829,426       8/09/10    $         --  $  (1,764,333)
New Zealand Dollar ...      CITI      Sell         73,612,627      48,397,358       8/09/10              --       (841,755)
New Zealand Dollar ...      DBAB      Sell         73,944,802      48,640,891       8/09/10              --       (820,412)
New Zealand Dollar ...      FBCO      Sell         72,900,629      48,415,495       8/11/10              --       (339,110)
Malaysian Ringgit ....      HSBC       Buy        103,249,178      29,353,000       8/12/10              --       (327,774)
New Zealand Dollar ...      DBAB      Sell        153,708,489     100,163,649       8/12/10              --     (2,625,070)
Indian Rupee .........      JPHQ       Buy      2,413,495,000      49,255,000       8/13/10              --       (799,543)
Malaysian Ringgit ....      HSBC       Buy        493,150,785     139,918,000       8/13/10              --     (1,286,491)
New Zealand Dollar ...      DBAB      Sell         39,558,000      25,677,098       8/13/10              --       (774,089)
Indian Rupee .........      DBAB       Buy      1,215,391,800      24,628,000       8/16/10              --       (230,843)
Malaysian Ringgit ....      HSBC       Buy        115,697,015      32,729,000       8/16/10              --       (206,492)
New Zealand Dollar ...      DBAB      Sell         41,618,000      27,472,042       8/16/10              --       (349,538)
Brazilian Real .......      DBAB       Buy         62,779,000   3,048,987,693 JPY   8/17/10              --     (1,663,802)
Indian Rupee .........      HSBC       Buy      3,869,965,050      78,810,000       8/17/10              --     (1,130,665)
Israeli Shekel .......      CITI       Buy        169,955,000      44,850,108       8/17/10              --        (53,788)
Japanese Yen .........      UBSW      Sell      8,717,091,000      91,898,151       8/17/10              --     (2,196,553)
Brazilian Real .......      DBAB       Buy         46,379,000   2,233,148,850 JPY   8/18/10              --     (1,025,534)
Chilean Peso .........      JPHQ       Buy     31,657,567,200      57,840,000       8/18/10              --        (97,715)
Indian Rupee .........      JPHQ       Buy        485,063,100       9,855,000       8/18/10              --       (119,187)
Japanese Yen .........      JPHQ      Sell      4,331,618,000      45,949,061       8/18/10              --       (808,843)
Brazilian Real .......      DBAB       Buy         69,568,000   3,270,113,408 JPY   8/19/10              --      (686,876)
Chilean Peso .........      JPHQ       Buy     10,728,200,000      19,400,000       8/19/10        167,886              --
Israeli Shekel .......      CITI       Buy        170,040,000      44,797,542       8/19/10         20,920              --
Israeli Shekel .......      DBAB       Buy         17,025,000       4,484,984       8/19/10          2,397              --
Japanese Yen .........      HSBC      Sell      4,311,532,000      45,828,359       8/19/10              --       (713,936)
Brazilian Real .......      HSBC       Buy         76,000,000      38,481,013       8/20/10              --       (674,689)
Euro .................      UBSW      Sell         70,690,000      99,648,159       8/20/10              --     (1,662,467)
Indian Rupee .........      DBAB       Buy      1,650,347,000      33,046,596       8/20/10         74,169              --
Israeli Shekel .......      CITI       Buy         65,235,000      17,067,842       8/20/10        126,487              --
Japanese Yen .........      DBAB      Sell      4,327,940,000      45,828,374       8/20/10              --       (892,257)
Japanese Yen .........      BZWS      Sell      4,322,430,000      45,896,388       8/20/10              --       (764,763)
Brazilian Real .......      JPHQ       Buy         76,000,000      38,529,785       8/23/10              --       (745,593)
Euro .................      UBSW      Sell         70,735,000     100,051,828       8/23/10              --     (1,322,864)
Indian Rupee .........      DBAB       Buy      1,430,235,000      28,640,390       8/23/10         58,106              --
Israeli Shekel .......      CITI       Buy        111,326,000      29,194,902       8/23/10        147,615              --
Japanese Yen .........      CITI      Sell      8,636,095,000      91,792,788       8/23/10              --     (1,442,165)
Japanese Yen .........      FBCO      Sell      8,572,756,000      91,792,767       8/23/10              --       (758,381)
Japanese Yen .........      JPHQ      Sell      8,617,736,000      91,792,784       8/24/10              --     (1,246,386)
Japanese Yen .........      BZWS      Sell      8,589,052,000      91,792,797       8/24/10              --       (936,693)
New Zealand Dollar ...      FBCO      Sell         66,881,603      44,100,391       8/24/10              --       (579,628)
Japanese Yen .........      DBAB      Sell      4,271,575,000      45,896,368       8/25/10              --       (221,791)
New Zealand Dollar ...      DBAB      Sell         66,562,000      44,496,697       8/27/10         41,465              --
Brazilian Real .......      DBAB       Buy         46,449,000   2,170,236,627 JPY   8/31/10              --       (378,056)
Indian Rupee .........      DBAB       Buy      1,011,402,000      20,268,577       9/01/10         15,515              --


                               Annual Report | 35

Templeton Income Trust

TEMPLETON GLOBAL BOND FUND

                                                                                   SETTLEMENT   UNREALIZED     UNREALIZED
CURRENCY                COUNTERPARTY  TYPE       QUANTITY      CONTRACT AMOUNT(a)     DATE     APPRECIATION   DEPRECIATION
----------------------  ------------  ----  -----------------  ------------------  ----------  ------------  -------------
Japanese Yen .........      JPHQ      Sell      4,281,239,000      45,896,399       9/01/10    $         --  $    (334,513)
Brazilian Real .......      DBAB       Buy         69,674,000   3,221,516,738 JPY   9/02/10              --       (744,238)
Japanese Yen .........      HSBC      Sell      4,236,375,000      45,896,396       9/02/10          70,912             --
                                                                                               ------------  -------------
Unrealized
   appreciation
  (depreciation) .....                                                                          305,781,431   (406,050,439)
                                                                                               ------------  -------------
Net unrealized
   appreciation
   (depreciation) ....                                                                                       $(100,269,008)
                                                                                                             =============

(a)  In U.S. Dollars unless otherwise indicated.

At August 31, 2009, the Fund had the following interest rate swap contracts outstanding. See Note 1(d).

              PAY/RECEIVE
               FLOATING     FIXED                                                 EXPIRATION   UNREALIZED    UNREALIZED
COUNTERPARTY     RATE        RATE         FLOATING RATE       NOTIONAL AMOUNT(a)     DATE     APPRECIATION  DEPRECIATION
------------  -----------  -------  ------------------------  ------------------  ----------  ------------  ------------
JPHQ .......  Pay            7.16%  NZD Bank Bill Rate            53,000,000 NZD    7/31/13   $  2,679,571  $         --
JPHQ .......  Pay            7.12%  NZD Bank Bill Rate            53,700,000 NZD    8/01/13      2,651,458            --
JPHQ .......  Pay           7.055%  NZD Bank Bill Rate            53,700,000 NZD    8/04/13      2,561,630            --
JPHQ .......  Pay           7.035%  NZD Bank Bill Rate           107,400,000 NZD    8/05/13      5,061,611            --
JPHQ .......  Pay            7.05%  NZD Bank Bill Rate            26,850,000 NZD    8/06/13      1,273,639            --
JPHQ .......  Pay            7.05%  NZD Bank Bill Rate            26,850,000 NZD    8/07/13      1,272,416            --
JPHQ .......  Pay            7.00%  NZD Bank Bill Rate            28,425,600 NZD    8/14/13      1,296,098            --
JPHQ .......  Pay            5.23%  NZD Bank Bill Rate            65,000,000 NZD   12/05/13        182,108            --
JPHQ .......  Pay            6.46%  Tasa Nominal Annual Rate  22,850,000,000 CLP    4/18/18      4,751,943            --
JPHQ .......  Pay            6.40%  Tasa Nominal Annual Rate  20,475,000,000 CLP    4/24/18      4,055,362            --
JPHQ .......  Pay            6.45%  Tasa Nominal Annual Rate  10,237,500,000 CLP    4/24/18      2,096,896            --
JPHQ .......  Pay            6.42%  Tasa Nominal Annual Rate  22,250,000,000 CLP    4/25/18      4,455,737            --
JPHQ .......  Pay            6.45%  Tasa Nominal Annual Rate  22,950,000,000 CLP    5/02/18      4,664,246            --
JPHQ .......  Pay            6.61%  Tasa Nominal Annual Rate   4,982,000,000 CLP    5/14/18      1,104,283            --
JPHQ .......  Pay            6.62%  Tasa Nominal Annual Rate   9,870,000,000 CLP    5/14/18      2,201,040            --
JPHQ .......  Pay            6.68%  Tasa Nominal Annual Rate  19,754,100,000 CLP    5/15/18      4,574,259            --
MLCO .......  Pay            7.00%  Tasa Nominal Annual Rate   4,800,000,000 CLP    6/11/18      1,290,553            --
JPHQ .......  Pay           7.015%  Tasa Nominal Annual Rate  24,000,000,000 CLP    6/11/18      6,449,142            --
JPHQ .......  Pay            7.00%  Tasa Nominal Annual Rate  12,125,000,000 CLP    6/11/18      3,240,246            --
MLCO .......  Pay           7.053%  Tasa Nominal Annual Rate   9,600,000,000 CLP    6/13/18      2,632,181            --
JPHQ .......  Pay            7.06%  Tasa Nominal Annual Rate   3,224,200,000 CLP    6/13/18        887,059            --
MLCO .......  Pay           7.094%  Tasa Nominal Annual Rate  10,500,000,000 CLP    6/16/18      2,916,424            --
JPHQ .......  Pay            7.15%  Tasa Nominal Annual Rate   3,290,000,000 CLP    6/18/18        940,291            --
JPHQ .......  Pay            7.85%  Tasa Nominal Annual Rate   6,676,600,000 CLP    7/11/18      2,497,111            --
JPHQ .......  Pay           7.855%  Tasa Nominal Annual Rate   6,703,200,000 CLP    7/17/18      2,496,863            --
MLCO .......  Pay            7.40%  Tasa Nominal Annual Rate   3,655,000,000 CLP    7/30/18      1,123,760            --
MLCO .......  Pay            7.40%  Tasa Nominal Annual Rate   3,655,000,000 CLP    8/06/18      1,119,349            --
MLCO .......  Pay            7.51%  Tasa Nominal Annual Rate   3,655,000,000 CLP    8/07/18      1,173,180            --
                             9.50%  MXN Interbank
JPHQ .......  Pay                   Equilibrium
                                    Interest Rate              1,541,000,000 MXN   10/09/18      9,658,386            --
                            10.11%  MXN Interbank
JPHQ .......  Pay                   Equilibrium
                                    Interest Rate                635,000,000 MXN   11/07/18      5,891,095            --
                           10.080%  MXN Interbank
JPHQ .......  Pay                   Equilibrium
                                    Interest Rate                355,000,000 MXN   11/09/18      3,232,333            --


                               36 | Annual Report

Templeton Income Trust

TEMPLETON GLOBAL BOND FUND

              PAY/RECEIVE
               FLOATING     FIXED                                                 EXPIRATION   UNREALIZED    UNREALIZED
COUNTERPARTY     RATE        RATE         FLOATING RATE       NOTIONAL AMOUNT(a)     DATE     APPRECIATION  DEPRECIATION
------------  -----------  -------  ------------------------  ------------------  ----------  ------------  ------------
JPHQ .......        Pay     8.675%  MXN Interbank
                                    Equilibrium
                                    Interest Rate                350,325,000 MXN   11/29/18   $    751,455  $         --
JPHQ .......        Pay      5.59%  NZD Bank Bill Rate            76,500,000 NZD   12/05/18             --      (910,521)
CITI .......        Pay     7.697%  MXN Interbank
                                    Equilibrium
                                    Interest Rate                526,600,000 MXN    1/11/19             --    (1,474,736)
CITI .......        Pay     7.666%  MXN Interbank
                                    Equilibrium
                                    Interest Rate                686,900,000 MXN    1/12/19             --    (2,035,096)
CITI .......        Pay     7.835%  MXN Interbank
                                    Equilibrium
                                    Interest Rate                457,900,000 MXN    1/15/19             --      (967,374)
CITI .......        Pay     7.869%  MXN Interbank
                                    Equilibrium
                                    Interest Rate                595,300,000 MXN    1/16/19             --    (1,159,880)
CITI .......        Pay      8.00%  MXN Interbank
                                    Equilibrium
                                    Interest Rate                145,100,000 MXN    1/18/19             --      (188,555)
JPHQ .......        Pay      8.06%  MXN Interbank
                                    Equilibrium
                                    Interest Rate                230,870,000 MXN    1/22/19             --      (238,229)
CITI .......        Pay      8.07%  MXN Interbank
                                    Equilibrium
                                    Interest Rate                725,510,000 MXN    1/22/19             --      (711,862)
JPHQ .......        Pay     10.29%  MXN Interbank
                                    Equilibrium
                                    Interest Rate                178,000,000 MXN   10/25/28      1,657,708            --
JPHQ .......        Pay     10.28%  MXN Interbank
                                    Equilibrium
                                    Interest Rate                 75,000,000 MXN   10/27/28        691,574            --
JPHQ .......        Pay     10.22%  MXN Interbank
                                    Equilibrium
                                    Interest Rate                 77,000,000 MXN   10/30/28        674,580            --
JPHQ .......        Pay     8.317%  MXN Interbank
                                    Equilibrium
                                    Interest Rate                346,300,000 MXN    1/09/29             --    (1,607,374)
JPHQ .......        Pay      9.12%  MXN Interbank
                                    Equilibrium
                                    Interest Rate                  3,250,000 MXN    2/01/29          3,596            --
                                                                                              ------------  ------------
   Unrealized appreciation (depreciation) .................................................     94,209,183    (9,293,627)
                                                                                              ------------  ------------
      Net unrealized appreciation (depreciation) ..........................................   $ 84,915,556
                                                                                              ============

At August 31, 2009, the Fund had the following financial futures contracts outstanding. See Note 1(d).


                                          NUMBER OF                     DELIVERY    UNREALIZED     UNREALIZED
DESCRIPTION                        TYPE   CONTRACTS   NOTIONAL AMOUNT     DATE     APPRECIATION   DEPRECIATION
-----------                       -----   ---------   ---------------     ----     ------------   ------------
U.S. Treasury 10 Year Note ....   Short       1           $100,000      12/21/09        $--           $(688)

(a)  In U.S. Dollars unless otherwise indicated.

See Abbreviations on page 54.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 37

Templeton Income Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2009

                                                              TEMPLETON GLOBAL
                                                                  BOND FUND
                                                              ----------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers .........................    $14,785,866,961
      Cost - Sweep Money Fund (Note 7) ....................        821,451,932
                                                               ---------------
      Total cost of investments ...........................    $15,607,318,893
                                                               ---------------
      Value - Unaffiliated issuers ........................    $15,954,094,879
      Value - Sweep Money Fund (Note 7) ...................        821,451,932
                                                               ---------------
      Total value of investments ..........................     16,775,546,811
   Cash ...................................................         95,327,552
   Cash on deposit with brokers ...........................         25,683,368
   Foreign currency, at value (cost $38,820,026) ..........         38,818,808
   Receivables:
      Investment securities sold ..........................         17,117,834
      Capital shares sold .................................        204,616,001
      Interest ............................................        295,538,545
      Variation margin ....................................              1,300
   Unrealized appreciation on forward exchange contracts ..        305,781,431
   Unrealized appreciation on swap contracts ..............         94,209,183
   Other assets ...........................................             10,583
                                                               ---------------
         Total assets .....................................     17,852,651,416
                                                               ---------------
Liabilities:
   Payables:
      Investment securities purchased .....................         99,914,053
      Capital shares redeemed .............................         28,606,570
      Affiliates ..........................................         11,028,452
   Due to brokers .........................................         91,135,000
   Unrealized depreciation on forward exchange contracts ..        406,050,439
   Unrealized depreciation on swap contracts ..............          9,293,627
   Accrued expenses and other liabilities .................          5,909,584
                                                               ---------------
         Total liabilities ................................        651,937,725
                                                               ---------------
            Net assets, at value ..........................    $17,200,713,691
                                                               ---------------
Net assets consist of:
   Paid-in capital ........................................    $16,186,036,838
   Undistributed net investment income ....................        190,149,696
   Net unrealized appreciation (depreciation) .............      1,161,044,889
   Accumulated net realized gain (loss) ...................       (336,517,732)
                                                               ---------------
            Net assets, at value ..........................    $17,200,713,691
                                                               ---------------

   The accompanying notes are an integral part of these financial statements.


                               38 | Annual Report

Templeton Income Trust

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
August 31, 2009

                                                                              TEMPLETON GLOBAL
                                                                                  BOND FUND
                                                                              ----------------
CLASS A:
   Net assets, at value ...................................................    $9,301,145,684
   Shares outstanding .....................................................       763,370,163
   Net asset value per share(a) ...........................................    $        12.18
   Maximum offering price per share (net asset value per share / 95.75%) ..    $        12.72
CLASS C:
   Net assets, at value ...................................................    $2,874,696,074
   Shares outstanding .....................................................       235,534,366
   Net asset value and maximum offering price per share(a) ................    $        12.20
CLASS R:
   Net assets, at value ...................................................    $    3,339,271
   Shares outstanding .....................................................           274,207
   Net asset value and maximum offering price per share ...................    $        12.18
ADVISOR CLASS:
   Net assets, at value ...................................................    $5,021,532,662
   Shares outstanding .....................................................       413,139,158
   Net asset value and maximum offering price per share ...................    $        12.15

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 39

Templeton Income Trust

STATEMENT OF OPERATIONS
for the year ended August 31, 2009

                                                                           TEMPLETON GLOBAL
                                                                               BOND FUND
                                                                           ----------------
Investment income:
   Dividends - Sweep Money Fund (Note 7) ...............................    $     2,971,031
   Interest (net of foreign taxes of $17,149,706) ......................        710,169,595
                                                                            ---------------
         Total investment income .......................................        713,140,626
                                                                            ---------------
Expenses:
   Management fees (Note 3a) ...........................................         47,106,973
   Administrative fees (Note 3b) .......................................          9,621,028
   Distribution fees: (Note 3c)
      Class A ..........................................................         17,381,359
      Class C ..........................................................         13,618,239
      Class R ..........................................................              3,409
   Transfer agent fees (Note 3e and 3f) ................................         14,817,294
   Custodian fees (Note 4) .............................................          5,388,878
   Reports to shareholders .............................................          1,251,230
   Registration and filing fees ........................................          1,133,685
   Professional fees ...................................................            303,176
   Trustees' fees and expenses .........................................            332,465
   Other ...............................................................            502,461
                                                                            ---------------
         Total expenses ................................................        111,460,197
         Expense reductions (Note 4) ...................................            (17,294)
                                                                            ---------------
            Net expenses ...............................................        111,442,903
                                                                            ---------------
               Net investment income ...................................        601,697,723
                                                                            ---------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ......................................................     (1,203,671,047)
      Foreign currency transactions ....................................      1,232,020,974
      Swap contracts ...................................................         13,782,654
                                                                            ---------------
               Net realized gain (loss) ................................         42,132,581
                                                                            ---------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ......................................................      1,384,518,169
      Translation of other assets and liabilities denominated in foreign
         currencies ....................................................       (251,047,376)
                                                                            ---------------
               Net change in unrealized appreciation (depreciation) ....      1,133,470,793
                                                                            ---------------
Net realized and unrealized gain (loss) ................................      1,175,603,374
                                                                            ---------------
Net increase (decrease) in net assets resulting from operations ........    $ 1,777,301,097
                                                                            ---------------

   The accompanying notes are an integral part of these financial statements.


                               40 | Annual Report

Templeton Income Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   TEMPLETON GLOBAL BOND FUND
                                                                                     YEAR ENDED AUGUST 31,
                                                                               ---------------------------------
                                                                                     2009              2008
                                                                               ---------------   ---------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ................................................   $   601,697,723   $   386,809,366
      Net realized gain (loss) from investments, foreign currency
         transactions, and swap contracts ..................................        42,132,581       289,915,297
      Net change in unrealized appreciation (depreciation) on
         investments and translation of other assets and
         liabilities denominated in foreign currencies .....................     1,133,470,793       (82,331,448)
                                                                               ---------------   ---------------
         Net increase (decrease) in net assets resulting from operations ...     1,777,301,097       594,393,215
                                                                               ---------------   ---------------
Distributions to shareholders from:
      Net investment income and net foreign currency gains:
         Class A ...........................................................      (528,566,042)     (364,059,413)
         Class C ...........................................................      (153,123,371)      (94,083,391)
         Class R ...........................................................           (28,784)               --
         Advisor Class .....................................................      (234,539,757)     (124,590,094)
      Net realized gains:
         Class A ...........................................................                --        (4,403,508)
         Class C ...........................................................                --        (1,142,894)
         Advisor Class .....................................................                --        (1,354,158)
                                                                               ---------------   ---------------
      Total distributions to shareholders ..................................      (916,257,954)     (589,633,458)
                                                                               ---------------   ---------------
      Capital share transactions: (Note 2)
         Class A ...........................................................     2,124,423,530     2,828,754,836
         Class C ...........................................................       746,147,944       990,675,692
         Class R ...........................................................         3,250,451                --
         Advisor Class .....................................................     2,396,166,556     1,240,899,625
                                                                               ---------------   ---------------
      Total capital share transactions .....................................     5,269,988,481     5,060,330,153
                                                                               ---------------   ---------------
      Redemption fees ......................................................                --           155,169
                                                                               ---------------   ---------------
            Net increase (decrease) in net assets ..........................     6,131,031,624     5,065,245,079
Net assets:
   Beginning of year .......................................................    11,069,682,067     6,004,436,988
                                                                               ---------------   ---------------
   End of year .............................................................   $17,200,713,691   $11,069,682,067
                                                                               ===============   ===============
Undistributed net investment income included in net assets:
   End of year .............................................................   $   190,149,696   $   165,675,595
                                                                               ===============   ===============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 41

Templeton Income Trust

NOTES TO FINANCIAL STATEMENTS

TEMPLETON GLOBAL BOND FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Income Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of three separate funds. The Templeton Global Bond Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class C, Class R, and Advisor Class. Effective February 2, 2009, the Fund began offering a new class of shares, Class R. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value. Debt securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Investments in open-end mutual funds are valued at the closing net asset value.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.


                               42 | Annual Report

Templeton Income Trust

TEMPLETON GLOBAL BOND FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. SECURITIES PURCHASED ON A DELAYED DELIVERY BASIS

The Fund may purchase securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

D. DERIVATIVE FINANCIAL INSTRUMENTS

The Fund may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.


                               Annual Report | 43

Templeton Income Trust

TEMPLETON GLOBAL BOND FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. DERIVATIVE FINANCIAL INSTRUMENTS (CONTINUED)

Derivatives are marked to market daily based upon quotations from market makers or the Fund's independent pricing services and the Fund's net benefit or obligation under the contract, as measured by the fair market value of the contract, is included in net assets. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund enters into financial futures contracts generally in order to manage interest rate risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell a security for a specific price on a future date. Required initial margin deposits of cash or securities are pledged or received by the Fund. Subsequent payments, known as variation margin, are made or received by the Fund, depending on fluctuations in the value of the underlying security. Such variation margin is accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized.

The Fund enters into forward exchange contracts in order to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contacts, cash or securities may be required to be deposited as collateral.

The Fund enters into interest rate swap contracts generally in order to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. Pursuant to the terms of the interest rate swap contract, cash or securities may be required to be deposited as collateral. Any cash received may be invested according to the Fund's investment objectives.

See Note 10 regarding other derivative information.

E. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.


                               44 | Annual Report

Templeton Income Trust

TEMPLETON GLOBAL BOND FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. INCOME TAXES (CONTINUED)

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of August 31, 2009, and has determined that no provision for income tax is required in the Fund's financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds provide an inflation hedge through periodic increases or decreases in the security's interest accruals and principal redemption value, by amounts corresponding to the current rate of inflation. Any such adjustments, including adjustments to principal redemption value, are recorded as interest income.


                               Annual Report | 45

Templeton Income Trust

TEMPLETON GLOBAL BOND FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any Fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the Fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

I. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At August 31, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                                            YEAR ENDED AUGUST 31,
                                       ---------------------------------------------------------------
                                                    2009                             2008
                                       ------------------------------   ------------------------------
                                          SHARES           AMOUNT          SHARES           AMOUNT
                                       ------------   ---------------   ------------   ---------------
CLASS A SHARES:
   Shares sold .....................    436,747,860   $ 5,070,305,685    345,309,955   $ 4,046,431,768
   Shares issued in reinvestment
      of distributions .............     37,712,586       424,420,898     24,969,124       288,026,397
   Shares redeemed .................   (297,583,904)   (3,370,303,053)  (129,339,299)   (1,505,703,329)
                                       ------------   ---------------   ------------   ---------------
   Net increase (decrease) .........    176,876,542   $ 2,124,423,530    240,939,780   $ 2,828,754,836
                                       ============   ===============   ============   ===============


                               46 | Annual Report

Templeton Income Trust

TEMPLETON GLOBAL BOND FUND

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                            YEAR ENDED AUGUST 31,
                                       ---------------------------------------------------------------
                                                    2009                             2008
                                       ------------------------------   ------------------------------
                                          SHARES           AMOUNT          SHARES           AMOUNT
                                       ------------   ---------------   ------------   ---------------
CLASS C SHARES:
   Shares sold .....................    108,518,041   $ 1,264,660,020    103,602,012   $ 1,217,267,408
   Shares issued in reinvestment
      of distributions .............      9,502,539       106,967,307      5,609,588        64,774,543
   Shares redeemed .................    (55,675,158)     (625,479,383)   (25,008,145)     (291,366,259)
                                       ------------   ---------------   ------------   ---------------
   Net increase (decrease) .........     62,345,422   $   746,147,944     84,203,455   $   990,675,692
                                       ============   ===============   ============   ===============
CLASS R SHARES:(a)
   Shares sold .....................        282,959   $     3,354,514             --                --
   Shares issued in reinvestment
      of distributions .............          2,418            28,648             --                --
   Shares redeemed .................        (11,170)         (132,711)            --                --
                                       ------------   ---------------   ------------   ---------------
   Net increase (decrease) .........        274,207   $     3,250,451             --                --
                                       ============   ===============   ============   ===============
ADVISOR CLASS SHARES:
   Shares sold .....................    272,775,090   $ 3,179,031,911    125,035,277   $ 1,459,490,053
   Shares issued in reinvestment
        of distributions ...........     11,743,044       131,906,481      5,786,199        66,586,978
   Shares redeemed .................    (81,612,222)     (914,771,836)   (24,563,156)     (285,177,406)
                                       ------------   ---------------   ------------   ---------------
   Net increase (decrease) .........    202,905,912   $ 2,396,166,556    106,258,320   $ 1,240,899,625
                                       ============   ===============   ============   ===============

(a)  For the period February 2, 2009 (effective date) to August 31, 2009.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                       AFFILIATION
----------                                                       ----------------------
Franklin Advisers, Inc. (Advisers)                               Investment manager
Franklin Templeton Services, LLC (FT Services)                   Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)             Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)    Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

ANNUALIZED
 FEE RATE    NET ASSETS
----------   ----------------------------------------------------
   0.50%     Up to and including $200 million
   0.45%     Over $200 million, up to and including $1.3 billion
   0.40%     In excess of $1.3 billion


                               Annual Report | 47

Templeton Income Trust

TEMPLETON GLOBAL BOND FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services based on the Fund's average daily net assets as follows:

ANNUALIZED
 FEE RATE    NET ASSETS
----------   ----------------------------------------------------
  0.150%     Up to and including $200 million
  0.135%     Over $200 million, up to and including $700 million
  0.100%     Over $700 million, up to and including $1.2 billion
  0.075%     In excess of $1.2 billion

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ...   0.25%
Class C ...   0.65%
Class R ...   0.50%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid to unaffiliated
   broker/dealers ................................................   $3,035,962
Contingent deferred sales charges retained .......................   $1,260,656

E. TRANSFER AGENT FEES

For the year ended August 31, 2009, the Fund paid transfer agent fees of $14,817,294, of which $8,329,831 was retained by Investor Services.


                               48 | Annual Report

Templeton Income Trust

TEMPLETON GLOBAL BOND FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

F. SPECIAL SERVICING AGREEMENT

Effective May 1, 2009, the Fund, which is an underlying investment of one or more of the Franklin Templeton Fund Allocator Series Funds (Allocator Funds), entered into a Special Servicing Agreement with the Allocator Funds, pursuant to which the Fund pays a portion of eligible Allocator Funds' expenses, which include transfer agency and shareholder service costs, to the extent such payments are less than the amount of the benefits realized or expected to be realized by the Fund from the investment in the Fund by the Allocator Funds. The Allocator Funds and the Fund are either managed by Advisers or administered by FT Services. Expenses allocated to the Fund under the Special Servicing Agreement are included in transfer agent fees on the Statement of Operations, and the amount payable to the Allocator Funds is included in the payable from affiliates on the Statement of Assets and Liabilities. For the year ended August 31, 2009, the Fund was allocated expenses of $79,700. At August 31, 2009, 1.33% of the Fund's outstanding shares were held by the Allocator Funds.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended August 31, 2009, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At August 31, 2009, the Fund had tax basis capital losses of $47,739,851 expiring in 2017.

For tax purposes, realized capital losses and realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At August 31, 2009, the Fund deferred realized capital losses and realized currency losses of $10,719,686 and $237,733,028, respectively.


                               Annual Report | 49

Templeton Income Trust

TEMPLETON GLOBAL BOND FUND

5. INCOME TAXES (CONTINUED)

The tax character of distributions paid during the years ended August 31, 2009 and August 31, 2008, was as follows:

2005                                              2009           2008
----                                          ------------   ------------
Distributions paid from ordinary income ...   $916,257,954   $589,633,458

At August 31, 2009, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments ......................................   $15,667,589,158
                                                             ---------------
Unrealized appreciation ..................................   $ 1,668,469,638
Unrealized depreciation ..................................      (560,511,985)
                                                             ---------------
Net unrealized appreciation (depreciation) ...............   $ 1,107,957,653
                                                             ---------------
Distributable earnings - undistributed ordinary income ...   $   100,515,456
                                                             ---------------

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, bond discounts and premiums, swaps, tax straddles, and inflation related adjustments on foreign securities.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, financial futures transactions, bond discounts and premiums, swaps, tax straddles, and inflation related adjustments on foreign securities.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2009, aggregated $12,888,117,130 and $6,930,003,642, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.


                               50 | Annual Report

Templeton Income Trust

TEMPLETON GLOBAL BOND FUND

8. CREDIT RISK

At August 31, 2009, the Fund had 15.66% of its portfolio invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. OTHER DERIVATIVE INFORMATION

At August 31, 2009, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

                                    ASSET DERIVATIVES                     LIABILITY DERIVATIVES
                          -------------------------------------   -------------------------------------
  DERIVATIVE CONTRACTS
  NOT ACCOUNTED FOR AS
  HEDGING INSTRUMENTS
  UNDER FASB STATEMENT    STATEMENT OF ASSETS AND    FAIR VALUE   STATEMENT OF ASSETS AND     FAIR VALUE
       NO. 133              LIABILITIES LOCATION       AMOUNT       LIABILITIES LOCATION        AMOUNT
-----------------------   -----------------------   ------------  ------------------------   ------------
Interest rate
   contracts ..........   Unrealized appreciation                 Unrealized depreciation
                             on swap contracts      $ 94,209,183      on swap contracts      $  9,294,315
Foreign exchange
   contracts ..........   Unrealized appreciation                 Unrealized depreciation
                          on forward exchange                         on forward exchange
                             contracts               305,781,431      contracts               406,050,439


                               Annual Report | 51

Templeton Income Trust

TEMPLETON GLOBAL BOND FUND

10. OTHER DERIVATIVE INFORMATION (CONTINUED)

The effect of derivative contracts on the Fund's Statement of Operations was as follows:

                                                                                                        AVERAGE
 DERIVATIVE CONTRACTS                                                                                   NOTIONAL
 NOT ACCOUNTED FOR AS                                                                                    AMOUNT
 HEDGING INSTRUMENTS                                                REALIZED        UNREALIZED         OUTSTANDING
 UNDER FASB STATEMENT                 STATEMENT OF                    GAIN          APPRECIATION       DURING THE
        NO. 133                   OPERATIONS LOCATIONS              (LOSS)(a)    (DEPRECIATION)(a)     PERIOD(a,b)
-----------------------   -------------------------------------   ------------   -----------------   --------------
Interest rate
   contracts ..........   Net realized gain (loss) from swap
                             contracts/Net change in unrealized
                             appreciation (depreciation) on
                             investments                          $ 16,084,568     $(36,192,684)       1,397,554,521
Foreign exchange
   contracts ..........   Net realized gain (loss) from
                             foreign currency transactions/Net
                             change in unrealized appreciation
                             (depreciation) on investments         361,816,768     (772,950,064)      13,668,144,490

(a)  For the six months ended August 31, 2009.

(b) Represents the average notional amount outstanding during the period. For derivative contracts denominated in foreign currencies, notional amounts are converted into U.S. dollars.

See Note 1(d) regarding derivative financial instruments.

11. CREDIT FACILITY

Effective January 23, 2009, the Fund, together with other U.S. registered and foreign investment funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), entered into a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee based upon the unused portion of the Global Credit Facility. During the period, the Fund incurred commitment fees of $10,985 of its pro rata portion of the Global Credit Facility, which is reflected in Other expenses on the Statement of Operations. During the year ended August 31, 2009, the Fund did not utilize the Global Credit Facility.


                               52 | Annual Report

Templeton Income Trust

TEMPLETON GLOBAL BOND FUND

12. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) Statement No. 157, "Fair Value Measurement" (SFAS 157), on September 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund's financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2009, in valuing the Fund's assets and liabilities carried at fair value:

                                        LEVEL 1          LEVEL 2       LEVEL 3        TOTAL
                                    --------------   ---------------   -------   ---------------
ASSETS:
   Investments in Securities:
      Bonds .....................   $           --   $14,218,039,961    $  --    $14,218,039,961
      Municipal Bonds ...........               --       785,528,740       --        785,528,740
      Short Term Investments ....    1,171,444,232       600,536,878       --      1,771,981,110
                                    --------------   ---------------    -----    ---------------
         Total Investments in
            Securities ..........   $1,171,444,232   $15,604,105,579    $  --    $16,775,546,811
                                    ==============   ===============    =====    ===============
   Swaps ........................               --        94,209,183       --         94,209,183
   Forward Exchange Contracts ...               --       305,781,431       --        305,781,431
LIABILITIES:
   Swaps ........................               --         9,293,627       --          9,293,627
   Forward Exchange Contracts ...               --       406,050,439       --        406,050,439
   Futures Contracts ............               --               688       --                688

13. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through October 20, 2009, the issuance date of the financial statements and determined that no events have occurred that require disclosure.


                               Annual Report | 53

Templeton Income Trust

TEMPLETON GLOBAL BOND FUND

ABBREVIATIONS

CURRENCY
AUD   -- Australian Dollar
BRL   -- Brazilian Real
CLP   -- Chilean Peso
EGP   -- Egyptian Pound
EUR   -- Euro
IDR   -- Indonesian Rupiah
ILS   -- New Israeli Shekel
JPY   -- Japanese Yen
KRW   -- South Korean Won
LKR   -- Sri Lankan Rupee
MXN   -- Mexican Peso
MYR   -- Malaysian Ringgit
NOK   -- Norwegian Krone
NZD   -- New Zealand Dollar
PEN   -- Peruvian Nuevo Sol
PLN   -- Polish Zloty
RUB   -- Russian Ruble
SEK   -- Swedish Krona

SELECTED PORTFOLIO
AMBAC -- American Municipal Bond Assurance Corp.
BHAC  -- Berkshire Hathaway Assurance Corp.
FGIC  -- Financial Guaranty Insurance Co.
FHLB  -- Federal Home Loan Bank
FRN   -- Floating Rate Note
FSA   -- Financial Security Assurance Inc.
GO    -- General Obligation
ID    -- Improvement District
ISD   -- Independent School District
MBIA  -- Municipal Bond Investors Assurance Corp. (effective February
         18, 2009, MBIA spun-off and established National Public Financial Guarantee Corp. as a subsidiary under MBIA)
MTA   -- Metropolitan Transit Authority
USD   -- Unified/Union School District

COUNTERPARTY
BOFA  -- Bank of America Corp.
BZWS  -- Barclays Bank PLC
CITI  -- Citigroup, Inc.
DBAB  -- Deutsche Bank AG
FBCO  -- Credit Suisse Group AG
HSBC  -- HSBC Bank USA, N.A.
JPHQ  -- JP Morgan Chase & Co.
MLCO  -- Merrill Lynch & Co., Inc.
UBSW  -- UBS AG


                               54 | Annual Report

Templeton Income Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF TEMPLETON GLOBAL BOND FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Global Bond Fund (the "Fund") at August 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
October 20, 2009


                               Annual Report | 55

Templeton Income Trust

TAX DESIGNATION (UNAUDITED)

Under Section 871(k)(1)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $2,924,443 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended August 31, 2009.

At August 31, 2009, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This designation will allow shareholders of record on August 14, 2009, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, and foreign source income, and foreign qualified dividends as designated by the Fund to Class A, Class C, Class R, and Advisor Class shareholders of record.

RECORD DATE: 8/14/2009

                   FOREIGN TAX PAID   FOREIGN SOURCE INCOME    FOREIGN QUALIFIED
CLASS                 PER SHARE             PER SHARE         DIVIDENDS PER SHARE
-----              ----------------   ---------------------   -------------------
Class A ........       $0.0127               $0.4569                  $--
Class C ........       $0.0127               $0.4244                  $--
Class R ........       $0.0127               $0.4652                  $--
Advisor Class ..       $0.0127               $0.4777                  $--

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.(1)

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.(1)

(1.) Qualified dividends are taxed at a maximum rate of 15% (5% for those in the 10% and 15% income tax bracket). In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.


                               56 | Annual Report

Templeton Income Trust

In January 2010, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2009. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2009 individual income tax returns.


                               Annual Report | 57

Templeton Income Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                    NUMBER OF PORTFOLIOS IN
      NAME, YEAR OF BIRTH                            LENGTH OF       FUND COMPLEX OVERSEEN
          AND ADDRESS              POSITION         TIME SERVED         BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
------------------------------  --------------  ------------------  -----------------------  --------------------------------------
HARRIS J. ASHTON (1932)         Trustee         Since 1992                    134            Bar-S Foods (meat packing
500 East Broward Blvd.                                                                       company).
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

ANN TORRE BATES (1958)          Trustee         Since 2008                     31            SLM Corporation (Sallie Mae) and
500 East Broward Blvd.                                                                       Allied Capital Corporation (financial
Suite 2100                                                                                   services).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP
Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

FRANK J. CROTHERS (1944)        Trustee         Since 2003                     23            Fortis, Inc. (utility holding company),
500 East Broward Blvd.                                                                       Victory Nickel Inc. (mineral explo-
Suite 2100                                                                                   ration) and ABACO Markets Limited
Fort Lauderdale, FL 33394-3091                                                               (retail distributors).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director and Vice Chairman, Caribbean Utilities Company, Ltd.; and director of various other private business and nonprofit organizations.

EDITH E. HOLIDAY (1952)         Lead            Trustee since                 134            Hess Corporation (exploration and
500 East Broward Blvd.          Independent     2001 and Lead                                refining of oil and gas), H.J. Heinz
Suite 2100                      Trustee         Independent                                  Company (processed foods and allied
Fort Lauderdale, FL 33394-3091                  Trustee since                                products), RTI International Metals,
                                                2007                                         Inc. (manufacture and distribution of
                                                                                             titanium), Canadian National Railway
                                                                                             (rail-road) and White Mountains
                                                                                             Insurance Group, Ltd. (holding
                                                                                             company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary
of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary
and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).


                               58 | Annual Report

                                                                    NUMBER OF PORTFOLIOS IN
      NAME, YEAR OF BIRTH                            LENGTH OF       FUND COMPLEX OVERSEEN
          AND ADDRESS              POSITION         TIME SERVED         BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
------------------------------  --------------  ------------------  -----------------------  --------------------------------------
DAVID W. NIEMIEC (1949)         Trustee         Since 2005                     23            Emeritus Corporation (assisted living)
500 East Broward Blvd.                                                                       and OSI Pharmaceuticals, Inc.
Suite 2100                                                                                   (pharmaceutical products).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Advisor, Saratoga Partners (private equity fund); and FORMERLY, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg
Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief
Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

FRANK A. OLSON (1932)           Trustee         Since 2003                    134            Hess Corporation (exploration and
500 East Broward Blvd.                                                                       refining of oil and gas).
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

LARRY D. THOMPSON (1945)        Trustee         Since 2005                    142            None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of
The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney
General, U.S. Department of Justice (2001-2003).

CONSTANTINE D. TSERETOPOULOS    Trustee         Since 2003                     23            None
(1954)
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow,
University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).

ROBERT E. WADE (1946)           Trustee         Since 2006                     38            El Oro Ltd (investments).
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Attorney at law.


                               Annual Report | 59

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                    NUMBER OF PORTFOLIOS IN
      NAME, YEAR OF BIRTH                            LENGTH OF       FUND COMPLEX OVERSEEN
          AND ADDRESS              POSITION         TIME SERVED         BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
------------------------------  --------------  ------------------  -----------------------  --------------------------------------
**CHARLES B. JOHNSON (1933)     Trustee,        Trustee, Vice                 134            None
One Franklin Parkway            Chairman of     President since
San Mateo, CA 94403-1906        the Board and   1992 and
                                Vice President  Chairman of the
                                                Board since 1995

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide,
Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.
and of 41 of the investment companies in Franklin Templeton Investments.

**GREGORY E. JOHNSON (1961)     Trustee         Since 2007                     90            None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; Director,
Templeton Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 32 of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (1952)           Chief           Chief Compliance    Not Applicable           Not Applicable
One Franklin Parkway            Compliance      Officer since 2004
San Mateo, CA 94403-1906        Officer and     and Vice President
                                Vice President  - AML Compliance
                                - AML           since 2006
                                Compliance

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources,
Inc. (1994-2001).

LAURA F. FERGERSON (1962)       Chief           Since March 2009    Not Applicable           Not Applicable
One Franklin Parkway            Executive
San Mateo, CA 94403-1906        Officer -
                                Finance and
                                Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).

ALIYA S. GORDON (1973)          Vice President  Since March 2009    Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).


                               60 | Annual Report

                                                                    NUMBER OF PORTFOLIOS IN
      NAME, YEAR OF BIRTH                            LENGTH OF       FUND COMPLEX OVERSEEN
          AND ADDRESS              POSITION         TIME SERVED         BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
------------------------------  --------------  ------------------  -----------------------  --------------------------------------
DAVID P. GOSS (1947)            Vice President  Since 2000          Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

STEVEN J. GRAY (1955)           Vice President  Since August 2009   Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and
officer of 45 of the investment companies in Franklin Templeton Investments.

RUPERT H. JOHNSON, JR. (1940)   Vice President  Since 1996          Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin
Templeton Investments.

CHRISTOPHER J. MOLUMPHY (1962)  President and   Since 2002          Not Applicable           Not Applicable
One Franklin Parkway            Chief
San Mateo, CA 94403-1906        Executive
                                Officer -
                                Investment
                                Management

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC;
and officer of some of the other subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin
Templeton Investments.

MARK H. OTANI (1968)            Treasurer,      Since March 2009    Not Applicable           Not Applicable
One Franklin Parkway            Chief Financial
San Mateo, CA 94403-1906        Officer and
                                Chief
                                Accounting
                                Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Fund Accounting Operations, Franklin Templeton Investments; and officer of 14 of the investment companies in
Franklin Templeton Investments.

ROBERT C. ROSSELOT (1960)       Secretary and   Secretary since     Not Applicable           Not Applicable
500 East Broward Blvd.          Vice President  2004 and Vice
Suite 2100                                      President since
Fort Lauderdale, FL 33394-3091                  August 2009

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President
and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of
the South; and officer of 45 of the investment companies in Franklin Templeton Investments.


                               Annual Report | 61

                                                                    NUMBER OF PORTFOLIOS IN
      NAME, YEAR OF BIRTH                            LENGTH OF       FUND COMPLEX OVERSEEN
          AND ADDRESS              POSITION         TIME SERVED         BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
------------------------------  --------------  ------------------  -----------------------  --------------------------------------
KAREN L. SKIDMORE (1952)        Vice President  Since               Not Applicable           Not Applicable
One Franklin Parkway                            August 2009
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin
Templeton Investments.

CRAIG S. TYLE (1960)            Vice President  Since 2005          Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman &
Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor. Gregory E. Johnson is considered to be interested person of the Fund under the federal securities laws due to his position as officer and director Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED EACH OF ANN TORRE BATES AND DAVID W. NIEMIEC AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MS. BATES AND MR. NIEMIEC QUALIFY AS SUCH AN EXPERT IN VIEW OF THEIR EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MS. BATES HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2008. SHE CURRENTLY SERVES AS A DIRECTOR OF SLM CORPORATION AND ALLIED CAPITAL CORPORATION AND WAS FORMERLY THE EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER OF NHP INCORPORATED AND VICE PRESIDENT AND TREASURER OF US AIRWAYS, INC. MR. NIEMIEC HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2005, CURRENTLY SERVES AS AN ADVISOR TO SARATOGA PARTNERS AND WAS FORMERLY ITS MANAGING DIRECTOR FROM 1998 TO 2001. MR. NIEMIEC IS A DIRECTOR OF EMERITUS CORPORATION AND OSI PHARMACEUTICALS, INC. AND VARIOUS PRIVATE COMPANIES, AND WAS FORMERLY MANAGING DIRECTOR OF SBC WARBURG DILLON READ FROM 1997 TO 1998, AND WAS VICE CHAIRMAN FROM 1991 TO 1997 AND CHIEF FINANCIAL OFFICER FROM 1982 TO 1997 OF DILLON, READ & CO. INC. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MS. BATES AND MR. NIEMIEC HAVE EACH ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MS. BATES AND MR. NIEMIEC ARE INDEPENDENT BOARD MEMBERS AS THAT TERM IS DEFINED UNDER THE APPLICABLE U.S. SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) DIAL BEN/(800) 342-5236 TO REQUEST THE SAI.


                               62 | Annual Report

Templeton Income Trust

SHAREHOLDER INFORMATION

TEMPLETON GLOBAL BOND FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held May 19, 2009, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for Templeton Global Bond Fund, one of the funds in Templeton Income Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis report prepared by management. The Lipper report compared the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged the Fund. Such material also discussed some of the actions taken by management in coping with problems arising out of the past year's financial upheaval.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished it showing that the investment policies


                               Annual Report | 63

Templeton Income Trust

TEMPLETON GLOBAL BOND FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Consideration was also given to the experience of the Funds portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, and the continuous enhancements to and high industry ranking given the Franklin Templeton website. Particular attention was given to the overall performance and actions taken by the Manager and its affiliates in response to problems arising out of the market turmoil and financial crisis experienced during the past year. In this respect, the Board noted that management's independent credit analysis and diligent risk management procedures had minimized exposure of funds within the Franklin Templeton complex to subprime mortgages and that its continuous monitoring of counterparty credit risk had limited fund exposure to firms experiencing financial difficulties like Bear Stearns and AIG. The same type of conservative approach and attention to risk had also prevented any structured investment products or other volatile instruments from being held in the portfolios of any of the money market funds within the Franklin Templeton complex, including the sweep money fund utilized by many of the funds as part of their cash management. The Board also took into account, among other things, management's efforts in establishing a $725 million global credit facility for the benefit of the funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager's parent company and its commitment to the mutual fund business. The Board also noted that during the past year Franklin Templeton Investments, like many other fund managers, had announced a hiring freeze and implemented employee reductions, and the Board discussed with management the nature of such reductions and steps being taken to minimize any negative impact on the nature and quality of services being provided the Fund.


                               64 | Annual Report

Templeton Income Trust

TEMPLETON GLOBAL BOND FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The following summarizes the performance results for the Fund as shown in the Lipper reports.

The Lipper report prepared for the Fund showed the investment performance of its Class A shares for the one-year period ended February 28, 2009, as well as during the previous 10 years ended that date in comparison to a performance universe consisting of all retail and institutional global income funds as selected by Lipper. The Fund's income return, as shown in such report, was in the highest quintile of such universe for the one-year period, and on an annualized basis was in the highest or second-highest quintile of such universe for the previous three-, five- and 10-year periods. Consistent with the market sell-off that occurred in 2008, the Fund and a majority of the funds within such universe experienced losses for the one-year period. On a comparative basis, the Lipper report showed the Fund's total return to be in the second-highest quintile of its Lipper performance universe for the one-year period, and on an annualized basis to be in the highest quintile of such universe for each of the previous three-, five- and 10-year periods. The Board noted such favorable comparative performance.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Lipper expense data is based upon historical information taken from each fund's most recent annual report and, as a result of the severe decline in mutual fund industry assets during the last quarter of 2008, is based on asset levels that are higher than the level currently existing for most funds. While recognizing the limitations inherent in Lipper's methodology and recognizing that current expense ratios may increase as assets decline, the Board believed that the independent analysis conducted by Lipper remained an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund's contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed that the contractual investment fee rate and actual total expense rate of Templeton Global Bond Fund were both below the median of its Lipper expense group. The Board was satisfied with such comparative expenses.


                               Annual Report | 65

Templeton Income Trust

TEMPLETON GLOBAL BOND FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund during the 12-month period ended September 30, 2008, being the most recent fiscal year end for Franklin Resources, Inc., the Manager's parent. During such period, the assets of the Franklin Templeton U.S. fund business were significantly higher than currently existing, and to such extent the profitability analysis does not reflect current fund operations. While taking this into account in assessing the significance of the Fund profitability analysis, the Board recognized such analysis was made at a given point in time and that the decline in assets and effect on profitability would be reflected in the profitability analysis covering Franklin Resources' 2009 fiscal year period. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.


                               66 | Annual Report

Templeton Income Trust

TEMPLETON GLOBAL BOND FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager and its affiliates as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The Fund's investment management agreement provides a fee at the rate of 0.50% on the first $200 million of Fund net assets; 0.45% on the next $1.1 billion of Fund net assets; and 0.40% on net assets in excess of $1.3 billion. The Fund is also charged a separate fee for administrative services that starts at 0.15% on the first $200 million of Fund net assets, and declines through breakpoints to a fixed rate of 0.075% after net assets reach the $1.2 billion level. At the end of 2008, Templeton Global Bond Fund's net assets were approximately $11 billion, which was in excess of the last breakpoint level under the investment management agreement. Management's position in discussing this was that the existing fee structure reaches a low rate quickly and that such low rate in effect reflects anticipated economies of scale as assets increase beyond the last breakpoint level. In support of such position, management pointed out the Fund's favorable effective management fee rate and total expense ratio comparisons within its Lipper expense group as previously discussed under "Comparative Expenses." Management further observed, and the Board acknowledged, that the fact the Fund's assets exceeded the last breakpoint level did not mean it no longer benefited from economies of scale since the continuous growth of assets being charged at the last breakpoint level results in a lower overall effective management fee rate. While intending to monitor future growth, the Board believed to the extent economies of scale may be realized by the Manager and its affiliates, the schedules of investment management and administrative fees provide a sharing of benefits with the Fund and its shareholders.

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.


                               Annual Report | 67

Templeton Income Trust

TEMPLETON GLOBAL BOND FUND

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                               68 | Annual Report

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL
Mutual Global Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund(3)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government
Securities Fund(3)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund3
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(4)

NATIONAL
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(5)

LIMITED-/INTERMEDIATE-TERM
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(6)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(6)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust(8)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(4.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(5.) The fund invests primarily in insured municipal securities.

(6.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(7.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/17/09.

(8.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

04/09                                              Not part of the annual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)   One Franklin Parkway
                                           San Mateo, CA 94403-1906

SIGN UP FOR EDELIVERY
Log onto franklintempleton.com and click "My Profile"

ANNUAL REPORT AND SHAREHOLDER LETTER
TEMPLETON GLOBAL BOND FUND


INVESTMENT MANAGER
Franklin Advisers, Inc.

PRINCIPAL UNDERWRITER
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

406 A2009 10/09

ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)   N/A

(d)   N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

     (2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)  Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $258,790 for the fiscal year ended August 31, 2009 and $192,751 for the fiscal year ended August 31, 2008.

(b)  Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $6,000 for the fiscal year ended August 31, 2009 and $0 for the fiscal year ended August 31, 2008. The services for which these fees were paid included tax compliance and advice.

(d)  All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended August 31, 2009 and $7,892 for the fiscal year ended August 31, 2008. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended August 31, 2009 and $276,185 for the fiscal year ended August 31, 2008. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

         (i) pre-approval of all audit and audit related services;

         (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

         (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $6,000 for the fiscal year ended August 31, 2009 and $284,077 for the fiscal year ended August 31, 2008.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.                N/A

ITEM 6. SCHEDULE OF INVESTMENTS.                              N/A

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.  N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES.

(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(A)(1) Code of Ethics

(A)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(B) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON INCOME TRUST


By /s/LAURA F. FERGERSON
 ------------------------------
Laura F. Fergerson
Chief Executive Officer - Finance
 and Administration
Date:  October 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/LAURA F. FERGERSON
 ------------------------------
Laura F. Fergerson
Chief Executive Officer - Finance
 and Administration
Date:  October 28, 2009


By /s/MARK H. OTANI
 -------------------------------
Mark H. Otani
Chief Financial Officer and
 Chief Accounting Officer
Date:  October 28, 2009